                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                          DELAWARE GROUP ADVISER FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                           DELAWARE GROUP CASH RESERVE
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                          DELAWARE GROUP EQUITY FUNDS I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS III
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS IV
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS V
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP FOUNDATION FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP GOVERNMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                           DELAWARE GROUP INCOME FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                  DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                          DELAWARE GROUP TAX FREE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                       DELAWARE GROUP TAX FREE MONEY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                             VOYAGEUR INSURED FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      VOYAGEUR INTERMEDIATE TAX-FREE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            VOYAGEUR INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              VOYAGEUR MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            VOYAGEUR MUTUAL FUNDS II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            VOYAGEUR MUTUAL FUNDS III
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                        (Amendment No. _________________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                             VOYAGEUR TAX-FREE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                PROXY MATERIALS


Delaware Group Adviser Funds                           Delaware Group State Tax-Free Income Trust
Delaware Group Cash Reserve                            Delaware Group Tax Fee Fund
Delaware Group Equity Funds I                          Delaware Group Tax Fee Money Fund
Delaware Group Equity Funds II                         Delaware Pooled Trust
Delaware Group Equity Funds III                        Voyageur Insured Funds
Delaware Group Equity Funds IV                         Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds V                          Voyageur Investment Trust
Delaware Group Foundation Funds                        Voyageur Mutual Funds
Delaware Group Global & International Funds            Voyageur Mutual Funds II
Delaware Group Government Fund                         Voyageur Mutual Funds III
Delaware Group Income Funds                            Voyageur Tax Free Funds
Delaware Group Limited-Term Funds


Dear Shareholder:

  I am writing to let you know that a meeting of shareholders of the Delaware Investments mutual funds mentioned above (the "Trusts") will be held on March 15, 2005. The purpose of the meeting is to vote on several important proposals that affect the Trusts and each of their separate series (each, a "Fund" and, collectively, the "Funds") and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. This package contains information about the proposals and the materials to use when voting by mail, by telephone or through the Internet.

  Please read the enclosed materials and cast your vote promptly. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

  All of the proposals have been carefully reviewed by the respective Boards of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

  The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement/Prospectus.

  VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

  If you have any questions before you vote, please call Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, at 877-288-8312 (toll free). They will be glad to help you get your vote in quickly. You may also receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to vote your shares. Thank you for your participation in this important initiative.


                                      Sincerely,


                                      /s/ Jude T. Driscoll

                                      Jude T. Driscoll
                                      Chairman and Chief Executive Officer





PX-CPLX

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2005

To the Shareholders of:

Delaware Group Adviser Funds                           Delaware Group State Tax-Free Income Trust
Delaware Group Cash Reserve                            Delaware Group Tax Fee Fund
Delaware Group Equity Funds I                          Delaware Group Tax Fee Money Fund
Delaware Group Equity Funds II                         Delaware Pooled Trust
Delaware Group Equity Funds III                        Voyageur Insured Funds
Delaware Group Equity Funds IV                         Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds V                          Voyageur Investment Trust
Delaware Group Foundation Funds                        Voyageur Mutual Funds
Delaware Group Global & International Funds            Voyageur Mutual Funds II
Delaware Group Government Fund                         Voyageur Mutual Funds III
Delaware Group Income Funds                            Voyageur Tax Free Funds
Delaware Group Limited-Term Funds

  NOTICE IS HEREBY GIVEN that a Joint Meeting (the "Meeting") of Shareholders of certain open-end registered investment companies within the Delaware Investments Family of Funds listed above (each, a "Trust"), along with Delaware VIP Trust, which is issuing separate proxy solicitation materials, will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Meeting is being called for the following reasons:

      1. To elect a Board of Trustees for each of the Trusts. The nominees for election to the Boards of Trustees are:

           Thomas L. Bennett                            Ann R. Leven
           Jude T. Driscoll                             Thomas F. Madison
           John A. Fry                                  Janet L. Yeomans
           Anthony D. Knerr                             J. Richard Zecher
           Lucinda S. Landreth

      2. To approve the use of a "manager of managers" structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

      3. For shareholders of the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Insured Fund and the Delaware Tax-Free Oregon Insured Fund, to approve the redomestication of Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust.

      4. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

  Shareholders of record of the Trusts as of the close of business on December 10, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED, OR BY VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS IMPORTANT.

                                      By Order of the Board of Trustees,


                                      /s/ Richelle S. Maestro
                                      --------------------------------
                                      Richelle S. Maestro
                                      Secretary
December 30, 2004

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING, AS PROVIDED IN THE ATTACHED PROXY STATEMENT.

  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TRUST AND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIAL FOR EACH TRUST OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

                                PROXY STATEMENT

                               TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON? ...........................      2

PROPOSAL ONE: TO ELECT A BOARD OF TRUSTEES ..............................      2
 Who are the nominees for Trustee? ......................................      2
 What vote is required to elect the nominees? ...........................      7

PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE ..................      8
 Why am I being asked to vote on this Proposal? .........................      8
 How does this Proposal affect my right to vote on Subadvisory
  Agreements?............................................................      9
 What are the conditions of the Order and the Rule? .....................      9
 What are the benefits to the Funds? ....................................     11
 What did the Boards consider in reviewing this Proposal? ...............     11
 What vote is required to approve Proposal 2? ...........................     12

PROPOSAL 3 - APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT
  PROVIDES FOR THE REORGANIZATION OF VOYAGEUR INVESTMENT TRUST FROM A
  MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST.............     12
 Why am I being asked vote on the Redomestication? ......................     12
 What will the Redomestication mean for the series of Voyageur
  Investment Trust and for you?..........................................     12
 Why are the Trustees recommending approval of the Agreement and the
  Redomestication?.......................................................     12
 What are the advantages of a Delaware statutory trust? .................     13
 How do the Massachusetts business trust law and Voyageur Investment
  Trust's governing documents compare to
   the Delaware statutory trust Law and the DE Trust's governing
  documents?.............................................................     13
 What are the procedures and consequences of the Redomestication? .......     14
 What effect will the Redomestication have on the current investment
  advisory agreement?....................................................     14
 What effect will the Redomestication have on the shareholder servicing
  agreements and distribution plans?.....................................     15
 What is the effect of shareholder approval of the Agreement? ...........     15
 What is the capitalization and structure of the DE Trust? ..............     15
 Are there any tax consequences for shareholders? .......................     15
 What if I choose to sell my shares at any time? ........................     16
 What is the effect of my voting "For" the Agreement? ...................     16
 What vote is required to approve the Agreement? ........................     16

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................     16
VOTING INFORMATION ......................................................     17
PRINCIPAL HOLDERS OF SHARES .............................................     19
MORE INFORMATION ABOUT THE TRUSTS .......................................     19
COMMUNICATIONS TO THE BOARDS ............................................     19

EXHIBITS:
EXHIBIT A -- AGGREGATE TRUSTEE COMPENSATION FROM EACH TRUST .............    A-1
EXHIBIT B -- EXECUTIVE OFFICERS OF THE TRUSTS ...........................    B-1
EXHIBIT C -- FORM OF AGREEMENT AND PLAN OF REDOMESTICATION BETWEEN
             VOYAGEUR INVESTMENT TRUST AND DELAWARE INVESTMENTS
             MUNICIPAL TRUST ............................................    C-1
EXHIBIT D -- A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW ..........    D-1
EXHIBIT E -- AUDIT FEE INFORMATION ......................................    E-1
EXHIBIT F -- OUTSTANDING SHARES AS OF DECEMBER 10, 2004 .................    F-1
EXHIBIT G -- PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 1, 2004 .........    G-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                PROXY STATEMENT
                            Dated December 30, 2004

DELAWARE GROUP ADVISER FUNDS                               DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP CASH RESERVE                                DELAWARE GROUP TAX FEE FUND
DELAWARE GROUP EQUITY FUNDS I                              DELAWARE GROUP TAX FEE MONEY FUND
DELAWARE GROUP EQUITY FUNDS II                             DELAWARE POOLED TRUST
DELAWARE GROUP EQUITY FUNDS III                            VOYAGEUR INSURED FUNDS
DELAWARE GROUP EQUITY FUNDS IV                             VOYAGEUR INTERMEDIATE TAX FREE FUNDS
DELAWARE GROUP EQUITY FUNDS V                              VOYAGEUR INVESTMENT TRUST
DELAWARE GROUP FOUNDATION FUNDS                            VOYAGEUR MUTUAL FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS                VOYAGEUR MUTUAL FUNDS II
DELAWARE GROUP GOVERNMENT FUND                             VOYAGEUR MUTUAL FUNDS III
DELAWARE GROUP INCOME FUNDS                                VOYAGEUR TAX FREE FUNDS
DELAWARE GROUP LIMITED-TERM FUNDS

  This Proxy Statement solicits proxies to be voted at a Joint Meeting of Shareholders (the "Meeting") of certain registered open-end management investment companies within the Delaware Investments Family of Funds listed above (each, a "Trust" and collectively, the "Trusts"), along with Delaware VIP Trust, which is issuing separate proxy solicitation materials. Each of the separate funds within a Trust is referred to as a "Fund" and all of the funds are collectively referred to as the "Funds." The Meeting has been called by the Boards of Trustees (each, a "Board and collectively, the "Boards") of the Trusts to vote on the following proposals (each of which is described more fully below):

      (1)  To elect a Board;

      (2)  To approve the use of a "manager of managers" structure; and

      (3) For Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund only, to approve an Agreement and Plan of Redomestication.

  The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of the Trusts by telephone by calling 1-800-523-1918.

  The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Boards of the Trusts are soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about January 19, 2005.

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

  Not all of the three proposals described in this Proxy Statement affect all Funds. Specifically, not all shareholders will be voting on Proposal 3. The table below indicates which Fund's shareholders will be voting on the proposals described in this Proxy Statement.

   PROPOSAL SUMMARY                                              FUND WHOSE SHAREHOLDERS ARE ENTITLED TO VOTE
------------------------                                     ----------------------------------------------------
1. To elect Trustees                                         Each Trust (voting separately by Trust)

2. To approve the use of a manager of managers               Each Fund (voting separately by Fund)
structure whereby Delaware Management Company, as the
investment manager, will be able to hire and replace
subadvisers without shareholder approval.

3. To approve the redomestication of Voyageur                Delaware Tax-Free Florida Insured Fund, Delaware
Investment Trust from a Massachusetts business trust         Tax-Free Missouri Insured Fund and Delaware Tax-Free
to a newly formed Delaware statutory trust.                  Oregon Insured Fund (voting together with all of the
                                                             other series of Voyageur Investment Trust)


                    PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

  You are being asked to elect a Board of Trustees.

WHO ARE THE NOMINEES FOR TRUSTEE?

  The nominees for Trustee are: Thomas L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Each of the nominees (except for Messrs. Bennett, Driscoll, Fry and Zecher and Ms. Landreth) presently is a Trustee of each Trust. Messrs. Driscoll and Fry each presently serve as a Trustee for each Trust except for Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, and Voyageur Tax-Free Funds (collectively, the "Voyageur Funds").

  Mr. Fry, who is standing for election by shareholders for the first time, Messrs. Bennett and Zecher, and Ms. Landreth were each identified by independent executive search firms retained by the Trusts' Nominating and Corporate Governance Committee (the "Nominating Committee"). The executive search firms identified individuals for consideration by the Nominating Committee based on the criteria described below. At the direction of the Nominating Committee, the executive search firms further evaluated and developed detailed background information for the individuals whom the Nominating Committee identified as potential candidates for nominees. After reviewing this information, the Nominating Committee recommended for selection the "Independent" Trustee nominees to the incumbent Independent Trustees and the "Interested" Trustee nominee to the full Board. The Nominating Committee's process for evaluating nominees is described under "Board, Shareholder and Committee Meetings" below. Among the nominees standing for election, only Mr. Driscoll would be deemed to be an "Interested Trustee." The remaining nominees would be deemed to be "Independent Trustees;" i.e., Trustees who are not "interested persons" of the Trust, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

  If elected, these persons will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board. The following table provides certain background information for each nominee, including the number of Funds and of all other registered investment companies in the Delaware Investments Family of Funds (the "Fund Complex") that the nominee oversees or will oversee.


                                                                                              NUMBER OF PORTFOLIOS
                                                                                                    IN FUND
                                                    LENGTH OF TIME          PRINCIPAL          COMPLEX OVERSEEN         OTHER
                          POSITION(S) HELD WITH   SERVED AS A TRUSTEE     OCCUPATION(S)        OR TO BE OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          THE TRUSTS            OF THE TRUSTS      DURING PAST 5 YEARS       BY TRUSTEE        HELD BY NOMINEE
---------------------     ---------------------   -------------------   -------------------  ---------------------  ---------------
NOMINEE FOR INTERESTED TRUSTEE

Jude T. Driscoll (1)            Chairman,              4 years --           CEO, Delaware             92                None
2005 Market Street            President and            Executive         Investments (since
Philadelphia, PA 19103       Chief Executive            Officer            2003). Since
41                             Officer and                                August 2000, Mr.
                                 Trustee               1 year --         Driscoll has served
                                                        Trustee         in various executive
                                                                           capacities at
                                                                        different times at
                                                                      Delaware Investments(2)

                                                                       Senior Vice President,
                                                                       Research and Trading -
                                                                          Conseco Capital
                                                                         Management, Inc.
                                                                      (June 1998 - July 2000)

NOMINEES FOR INDEPENDENT TRUSTEE

Thomas L. Bennett                Nominee             Not Applicable     Manager - Tower One           84                None
2005 Market Street                                                       LLC (June 1999 -
Philadelphia, PA 19103                                                      Present)
57                                                                         (Wireless
                                                                        Communications)

                                                                      Manager - Tower Bridge
                                                                           Telecom LLC
                                                                      (June 2001 - Present)
                                                                    (Wireless Communications)

                                                                   Managing Director - Morgan
                                                                   Stanley & Co. Incorporated
                                                                   (1996 - March 2004). Since
                                                                   January 1984, Mr. Bennett
                                                                      has served in various
                                                                    management and executive
                                                                         capacities at
                                                                   different times at Miller,
                                                                     Anderson & Sherred, LLP
                                                                   and its successor, Morgan
                                                                   Stanley & Co. Incorporated

John A. Fry                      Trustee                3 years      President - Franklin             92        Director - Community
2005 Market Street                                                   & Marshall College                             Health Systems
Philadelphia, PA 19103                                              (June 2002 - Present)
44
                                                                    Executive Vice President -
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)

Anthony D. Knerr                 Trustee              11 years         Founder/Managing               92                None
2005 Market Street                                                         Director -
Philadelphia, PA 19103                                                  Anthony Knerr &
66                                                                     Associates (1990 -
                                                                           Present)
                                                                          (Strategic
                                                                          Counseling)


                                                                                              NUMBER OF PORTFOLIOS
                                                                                                    IN FUND
                                                    LENGTH OF TIME          PRINCIPAL          COMPLEX OVERSEEN         OTHER
                          POSITION(S) HELD WITH   SERVED AS A TRUSTEE     OCCUPATION(S)        OR TO BE OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          THE TRUSTS            OF THE TRUSTS      DURING PAST 5 YEARS       BY TRUSTEE        HELD BY NOMINEE
---------------------     ---------------------   -------------------   -------------------  ---------------------  ---------------
Lucinda S. Landreth              Nominee            Not Applicable     Chief Investment               84                None
2005 Market Street                                                         Officer -
Philadelphia, PA 19103                                                Assurant, Inc. (June
52                                                                      2002 to December
                                                                             2004)
                                                                      (Insurance Company)

                                                                   Chief Investment Officer -
                                                                    Fortis, Inc. (September
                                                                       1997 to May 2001)
                                                                     (Financial Services)

Ann R. Leven                     Trustee            15 years           Treasurer/Chief                92         Director - Systemax
2005 Market Street                                                     Fiscal Officer -                                 Inc.
Philadelphia, PA 19103                                              National Gallery of Art
64                                                                       (1994 - 1999)                          Director and Audit
                                                                                                               Committee Chairperson
                                                                                                                   - Andy Warhol
                                                                                                                    Foundation

Thomas F. Madison                Trustee            10 years              President/Chief             92           Director - Banner
2005 Market Street                                                          Executive                                    Health
Philadelphia, PA 19103                                                    Officer - MLM
68                                                                        Partners, Inc.                          Director and Audit
                                                                        (January 1993 -                           Committee Member -
                                                                          Present) (Small                         CenterPoint Energy
                                                                      Business Director and
                                                                          Investing and                           Director and Audit
                                                                           Counseling)                            Committee Member -
                                                                                                                  Digitial River Inc

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                  Rimage Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.

Janet L. Yeomans                 Trustee             5 Years            Vice President/              92                 None
2005 Market Street                                                         Mergers &
Philadelphia, PA 19103                                                  Acquisitions - 3M
56                                                                    Corporation (January
                                                                         2003 - Present)

                                                                      Ms. Yeomans has held
                                                                       various management
                                                                        positions at 3M
                                                                    Corporation since 1983.

J. Richard Zecher, Ph.D.         Nominee          Not Applicable        Vice Chairman -               84          Director and Audit
2005 Market Street                                                         Investor                               Committee Member -
Philadelphia, PA 19103                                                   Analytics, LLC                              OXiGENE, Inc.
64                                                                   (May 1999 to Present)

                                                                      Founder/Principal -
                                                                           Sutton
                                                                       Asset Management
                                                                      (September 1998 to
                                                                          Present)

---------------
(1) Mr. Driscoll would be considered to be an "Interested Trustee" because he is an executive officer of the Trusts' investment manager. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Trusts' investment manager is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trusts' investment manager, principal underwriter/distributor and administrator.

  The following table shows each nominee's ownership of shares of investment companies within the Fund Complex as of October 31, 2004.


                                                                                                           AGGREGATE DOLLAR
                                                                                                           RANGE OF EQUITY
                                                                                    DOLLAR RANGE OF       SECURITIES IN ALL
                                                                                 SHARES OF BENEFICIAL         REGISTERED
                                                                                    INTEREST OF THE      INVESTMENT COMPANIES
                                                                                  FUNDS BENEFICIALLY     OVERSEEN BY TRUSTEE
        NAME OF NOMINEE                            FUND NAME                             OWNED           IN THE FUND COMPLEX
        ---------------          --------------------------------------------       ---------------       -----------------
      INTERESTED NOMINEE
       Jude T. Driscoll          Delaware Trend Fund Class A                        $10,001-$50,000         Over $100,000
                                 Delaware US Government Fund Class A               $50,001-$100,000
                                 Delaware Emerging Markets Fund Class A               $1-$10,000
                                 Delaware Small Cap Value Fund Class A              $10,001-$50,000
                                 Delaware International Value Equity Fund
                                   Class A                                         $50,001-$100,000
                                 Delaware Trend Fund Institutional Class              $1-$10,000
                                 Delaware Delchester Fund Institutional Class         $1-$10,000
                                 Delaware Large Cap Value Fund Institutional
                                   Class                                            $10,001-$50,000
                                 Delaware REIT Fund Class A                         $10,001-$50,000
                                 Delaware Value Fund Class A                       $50,001-$100,000
                                 Delaware Extended Duration Bond Fund
                                   Class A                                          $10,001-$50,000
                                 Delaware TAP Aggressive Class A                   $50,001-$100,000
                                 Delaware TAP Aggressive Class A                   $50,001-$100,000
     INDEPENDENT NOMINEES
       Thomas L. Bennett                             None                                None                    None
          John A. Fry            Delaware TAP Aggressive-Age, 4-6yrs.
                                   Class A                                         $50,001-$100,000         Over $100,000
                                 Delaware TAP Aggressive-Age, 7-9yrs.
                                   Class A                                         $50,001-$100,000
                                 Delaware TAP Aggressive-Age, 13-15yrs.
                                   Class A                                         $50,001-$100,000

       Anthony D. Knerr          Delaware Trend Fund Class A                        $10,001-$50,000       $10,001 - $50,000
                                 Delaware Small Cap Value Fund Class A                $1-$10,000
                                 Delaware Select Growth Fund Class A                $10,001-$50,000

      Lucinda S. Landreth                            None                                None                    None

         Ann R. Leven            Delaware Large Cap Value Fund Class A             $50,001-$100,000         Over $100,000
                                 Delaware Trend Fund Class A                       $50,001-$100,000
                                 Delaware Small Cap Value Fund Class A             $50,001-$100,000
                                 Delaware Dividend Income Fund Class A              $10,001-$50,000
                                 Delaware Select Growth Fund Class A                $10,001-$50,000

       Thomas F. Madison         Delaware Large Cap Value Fund Class A                $1-$10,000          $10,001 - $50,000
                                 Delaware Balanced Fund Class A                       $1-$10,000
                                 Delaware International Value Equity Fund
                                   Class A                                            $1-$10,000
                                 Delaware REIT Fund Class A                           $1-$10,000
                                 Delaware Select Growth Fund Class A                  $1-$10,000

       Janet L. Yeomans          Delaware Trend Fund Class A                          $1-$10,000          $10,001 - $50,000
                                 Delaware Emerging Market Fund Class A              $10,001-$50,000
                                 Delaware International Value Equity Fund
                                   Class A                                          $10,001-$50,000

       J. Richard Zecher                             None                                None                    None

  BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During its last fiscal year, each Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

  Each Trust has an Audit Committee for the purpose of meeting, at least annually, with the Trust's officers and independent auditors to oversee the quality of financial reporting and the internal controls of such Trust, and for such other purposes as the Board of the Trust may from time to time direct. The Audit Committee of each Trust consists of the following three Trustees appointed by such Trust's Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans, each of whom is an "Independent Trustee." Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. During each Trust's last fiscal year, the Audit Committee held five meetings.

  The Nominating Committee is currently comprised of Anthony D. Knerr, Chairperson; John H. Durham (who is retiring and therefore not standing for re-election); and John A. Fry (except for the Voyageur Funds), each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of each Trust, and (ii) Interested Trustees for consideration by the full Board of each Trust. The Nominating Committee for each Trust held seven meetings during such Trust's last fiscal year.

  The Board of each Trust has adopted a formal charter for their Nominating Committee setting forth such Committee's responsibilities. A current copy of the Nominating Committee's charter is available on the Trusts' website at www.delawareinvestments.com.

  The Nominating Committee will consider shareholder recommendations for nomination to the Board of a Trust only in the event that there is a vacancy on the Board of Trustees. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

  The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees. In addition, the Nominating Committee may use a search firm to identify candidates for a Board, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

  The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Boards. Rather, the Nominating Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Trusts' long-term shareholders and are willing and able to contribute to the Boards' oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Boards.

  BOARD COMPENSATION. Each Independent Trustee receives compensation from each of the Trusts of which he/she is a member of the Board. Interested Trustees are compensated by Delaware Management Company, the Funds' investment manager ("DMC"), and do not receive compensation from the Trusts. Each Independent Trustee currently receives a total annual retainer of $70,000 for serving as a Trustee of all 32 registered investment companies within the Fund Complex, plus a $5,000 per day fee for Board meetings attended (normally four regular meetings, three of which are two-day meetings). The Coordinating Trustee for the Trusts receives an additional annual retainer totaling $25,000. The chairperson of the Audit Committee receives an additional annual retainer of $10,000 and the chairperson of the Nominating Committee receives an annual retainer of $1,500. Each member of the Audit Committee receives an additional fee of $2,500 for each Audit Committee meeting attended, and each member of the Nominating Committee receives an additional fee of $1,700 for each Nominating Committee meeting attended. Prior to August 2004, the Trustees' fees were allocated equally per each of the investment companies in the Fund Complex, and the Trustees' retainers were allocated ratably among the investment companies in the Fund Complex based on net assets. After August 2004, the Trustees' fees and retainers were allocated ratably among the investment companies in the Fund Complex based on relative net assets.

  Under the terms of the Trusts' retirement plan for the Independent Trustees, each Independent Trustee who, at the time of his or her retirement from all Boards of Trustees in the Fund Complex, has attained the age of 70 and has served on the Boards of Trustees for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Trustee or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to the Independent Trustees of the Fund Complex at the time of the person's retirement. If an eligible Independent Trustee of a Trust had retired as of October 31, 2004, he or she would have been entitled to annual payments in the amount of $70,000 from the Fund Complex, borne pro rata by the registered investment companies therein based on their relative net assets. The following table identifies the amount each Trustee received from each Trust and from the Fund Complex as a whole during the 12 months ended October 31, 2004, as well as the estimated annual benefits upon retirement.


                                                        PENSION OR
                                                        RETIREMENT
                                                         BENEFITS
                                     AGGREGATE          ACCRUED AS        ESTIMATED        TOTAL COMPENSATION FROM FUND
                                 COMPENSATION FROM    PART OF TRUST    ANNUAL BENEFITS   COMPLEX FOR THE 12 MONTHS ENDED
TRUSTEE(1)                           THE TRUST           EXPENSES      UPON RETIREMENT           OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------
JUDE T. DRISCOLL                        None               None             None                       None
WALTER P. BABICH(2)                See Exhibit A           None            $70,000                   $110,870
JOHN H. DURHAM(2)                  See Exhibit A           None            $70,000                   $101,930
JOHN A. FRY(3)                     See Exhibit A           None            $70,000                   $ 91,458
ANTHONY D. KNERR                   See Exhibit A           None            $70,000                   $109,345
ANN R. LEVEN                       See Exhibit A           None            $70,000                   $115,870
THOMAS F. MADISON                  See Exhibit A           None            $70,000                   $109,620
JANET L. YEOMANS                   See Exhibit A           None            $70,000                   $109,620

---------------

(1) Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Boards of the Trusts or any other investment company in the Fund Complex for the 12-month period ended on October 31, 2004.

(2) Messrs. Babich and Durham have announced their intention to retire from the Boards effective as of the date of the Meeting and therefore are not standing for re-election.

(3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from the Voyageur Funds for services provided to the Voyageur Funds' Boards.

  OFFICERS. The Board of Trustees and the senior management of a Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trusts: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit B includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth above along with the other nominees. Exhibit B also identifies which of these executive officers are also officers of DMC.

WHAT VOTE IS REQUIRED TO ELECT THE NOMINEES?

  Provided that "Quorum" requirements (as defined below) have been satisfied, the Trustees for a Trust shall be elected by a plurality of the votes cast by shareholders of all Funds of the Trust voting together. This means that those nominees receiving the greatest number of votes are elected. "Quorum" means:
(i) for all Trusts other than Voyageur Investment Trust, one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting; or (ii) for Voyageur Investment Trust, ten percent (10%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

                             THE BOARDS UNANIMOUSLY
                         RECOMMEND THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE

             PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

  The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a mutual fund, its investment manager and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

  To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's subadvisory agreement terminates because of an "assignment."

  Pursuant to the current Investment Management Agreements between the Trusts and DMC (collectively, the "Investment Management Agreement"), DMC, subject to the supervision of the Boards and approval of shareholders, serves as each Fund's investment manager. As such, DMC is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. DMC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which DMC is responsible under such Agreement(1). If DMC delegates investment advisory duties to a subadviser, DMC remains responsible for all advisory services furnished by the subadviser. Before DMC may engage a subadviser for a Fund, shareholders of the Fund must approve the agreement with such subadviser.

  The proposed "manager of managers" structure, however, would permit DMC, as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Trusts' and DMC's receipt of exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect a Board for each Trust and to vote on other matters, the Boards determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

  Adoption and use by a Fund of the Manager of Mangers Structure would only enable DMC to hire and replace a subadviser (or materially amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change DMC's responsibilities to a Fund, including DMC's responsibility for all advisory services furnished by a subadviser.
---------------

(1) DMC currently has entered into subadvisory agreements with Delaware International Advisers Ltd. ("DIAL") with respect to the following Funds:
     The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio, and The Labor Select International Equity Portfolio, five separate series of Delaware Pooled Trust, and Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund, three separate series of Delaware Group Global & International Funds (collectively, the "DIAL Funds"). Prior to September 2004, DIAL was a part of Delaware Investments. However, in September 2004, DIAL was acquired by a company owned by DIAL's management and others and is no longer part of Delaware Investments.

  At their August 18-19, 2004 Boards of Trustees meetings, the Boards of the Trusts, including a majority of the Independent Trustees, generally approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. While DMC and the Boards do not currently expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's portfolio (or replacing DIAL as a subadviser for one or more of the DIAL Funds), DMC and the Boards do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Boards determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

  DMC and the Boards believe that the employment of the Manager of Managers Structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders- for example, to engage a subadviser with a different investment style if deemed appropriate by DMC and the Board.

  Based on the above, the Boards are hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

  If Proposal 2 is approved, DMC in the future would be permitted to appoint and replace subadvisers (including DIAL) for a Fund and to enter into, and approve amendments to subadvisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Trusts and DMC of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however, (i) the applicable Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) shareholder approval would not be necessary; (iii) DMC's responsibilities to a Fund would remain unchanged; and
(iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, DMC will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by law.

  Subadvisory agreements with subadvisers that are affiliated with DMC ("Affiliated Subadvisers"), if any, generally would remain subject to the shareholder approval requirement. The Trusts and DMC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit DMC to enter into new or materially modify subadvisory agreements with Affiliated Subadvisers without shareholder approval. Therefore, under Proposal 2, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

  If Proposal 2 is not approved by a Fund's shareholders, then DMC would only enter into new or materially amended subadvisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by that Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?

  If still necessary under current SEC rules, the Trusts and DMC anticipate seeking the necessary approval from the SEC within 12 to 24 months after receiving shareholder approval of Proposal 2. Such approval would be in the form of an exemptive order permitting DMC to employ a Manager of Managers Structure with respect to the mutual funds for which DMC serves as investment manager, including the Funds (the "Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trusts and DMC to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the "Rule"), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the proposed Rule has not been adopted. In connection with seeking shareholder approval of Proposal 1, you are also being asked to approve Proposal 2 and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Trusts and DMC of the Order or the adoption of the proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the proposed Rule will be adopted.

  The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trusts and DMC may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal 2 by the Fund's shareholders. Neither a Fund nor DMC would rely on the Order unless all such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final Rule's requirements. The ultimate conditions that would be included in the final Rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

  (1) DMC will provide, pursuant to the Investment Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the appropriate Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among one or more subadvisers, (iv) monitor and evaluate subadviser performance, and (v) implement procedures reasonably designed to ensure that subadvisers comply with the Fund's investment objective, policies and restrictions;

  (2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

  (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that DMC has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement;

  (4) Within 90 days of the hiring of any new subadviser, the Fund will furnish its shareholders with an information statement containing all information about the new subadviser, including, as applicable, aggregate fees paid to DMC and Affiliated Subadvisers and aggregate fees paid to non-affiliated subadvisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

  (5) No trustee or officer of the applicable Trust nor director or officer of DMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (i) ownership of interests in DMC or any entity that controls, is controlled by, or is under common control, with DMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser;

  (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

  (7) Whenever a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which DMC or the Affiliated Subadviser derives an inappropriate advantage;

  (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

  (9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the applicable Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

  (10) DMC will provide the Board, no less frequently than quarterly, with information about DMC's profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

  (11) Whenever a subadviser is hired or terminated, DMC will provide the Board with information showing the expected impact on DMC's profitability;

  (12) DMC and a Fund will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund(2); and

  (13) The Order will expire on the effective date of the Proposed Rule, if adopted.

WHAT ARE THE BENEFITS TO THE FUNDS?

  The Board believes that it is in the best interests of each Fund's shareholders to allow DMC the maximum flexibility to appoint, supervise and replace subadvisers (including DIAL) and to amend subadvisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and DMC have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund's shareholders). If shareholders approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser, when the Board and DMC believe that the appointment would be in the best interests of the Fund and its shareholders.

  Although shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders' interests are protected whenever DMC would seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser's compliance with Federal securities laws and regulations.

WHAT DID THE BOARDS CONSIDER IN REVIEWING THIS PROPOSAL?

  In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Boards, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

  (1) A Manager of Managers Structure will enable DMC to employ subadvisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

  (2) A Manager of Managers Structure will enable DMC to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

  (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and DMC believe that such appointment would be in the best interests of Fund shareholders;

  (4) DMC would be directly responsible for (i) establishing procedures to monitor a subadviser's compliance with the Fund's investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers; and

  (5) No subadviser could be appointed, removed or replaced without Board approval and involvement.

  Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

---------------
(2) As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not affiliated with DMC, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief. Therefore, if the Trusts were to obtain such further regulatory approval and shareholders approved Proposal 2, the Boards could appoint and replace Affiliated, as well as unaffiliated, Subadvisers without shareholder approval.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL NO. 2?

  Each Fund will vote separately on Proposal 2. Accordingly, Proposal 2 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 2. Such approval requires Quorum requirements to be satisfied and the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at such meeting of shareholders at which the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting ("Majority Vote").

                       THE BOARDS RECOMMEND THAT YOU VOTE
                                "FOR" PROPOSAL 2


PROPOSAL 3 - APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF VOYAGEUR INVESTMENT TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST (DELAWARE TAX-FREE FLORIDA INSURED FUND, DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND ONLY)

  The Trustees of Voyageur Investment Trust unanimously recommend that shareholders of the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Fund and Delaware Tax-Free Oregon Fund approve an Agreement and Plan of Redomestication (the "Agreement"), substantially in the form attached to this Proxy Statement as Exhibit C, which would change the state of organization of Voyageur Investment Trust. This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the "Redomestication." To implement the Redomestication, the Trustees of Voyageur Investment Trust have approved the Agreement, which contemplates the continuation of the current business of Voyageur Investment Trust in the form of a new Delaware statutory trust, named "Delaware Investments Municipal Trust" (the "DE Trust"). As of the effective date of the Redomestication, the DE Trust will have series (each a "DE Fund" and, together, the "DE Funds") that correspond to each of the then current series of Voyageur Investment Trust (each an "MA Fund" and, together, the "MA Funds"). Each DE Fund will have the same name as its corresponding MA Fund.

WHY AM I BEING ASKED TO VOTE ON THE REDOMESTICATION?

  The Board of Trustees of Voyageur Investment Trust (the "VIT Board") is submitting the Redomestication to the vote of shareholders of all the MA Funds in Voyageur Investment Trust. As described more fully below, the VIT Board approved the Redomestication in order to eliminate certain administrative inefficiencies and incremental costs, and to establish a uniform structure among all of the mutual funds (i.e., registered, open-end management investment companies) within the Delaware Investments Family of Funds.

WHAT WILL THE REDOMESTICATION MEAN FOR THE SERIES OF VOYAGEUR INVESTMENT TRUST AND FOR YOU?

  If the Agreement is approved by shareholders and the Redomestication is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding MA Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of Voyageur Investment Trust, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated Voyageur Investment Trust and the MA Funds except as otherwise described below. Thus, on the effective date of the Redomestication, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding MA Fund. For all practical purposes, a shareholder's investment in Voyageur Investment Trust and the MA Funds would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE AGREEMENT AND THE REDOMESTICATION?

  Most of the funds within the Delaware Investments Family of Funds are series of Delaware statutory trusts. Voyageur Investment Trust, however, is organized as a Massachusetts business trust. The lack of uniformity among the laws applicable to the various Delaware Investments Funds poses administrative complications and costs that the VIT Board desires to eliminate. Consequently, the VIT Board proposes that Voyageur Investment Trust be redomesticated to the State of Delaware.

  The VIT Board also desires to achieve administrative economies, such as eliminating frequent filings within the Commonwealth of Massachusetts, which are expected to result from the Redomestication. Delaware statutory trusts provide much greater flexibility for a fund to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. The MA Funds are also expected to benefit from the administrative economies that will result from having uniform organizational documents and uniform state reporting and filing obligations. Accordingly, the VIT Board believes that it is in the best interests of the shareholders to approve the Agreement.

WHAT ARE THE ADVANTAGES OF A DELAWARE STATUTORY TRUST?

  Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware, while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. Voyageur Investment Trust's Declaration of Trust thus requires that any instrument, including VIT Board resolutions, that establishes or designates any series shall be treated as an amendment to the Declaration of Trust, which must therefore be filed in Massachusetts. Such filings are not required by the DE Trust's Declaration of Trust. The simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In addition, Massachusetts law requires certain types of trusts, such as Voyageur Investment Trust, to file an Annual Report of Voluntary Associations and Trusts, whereas Delaware law does not impose such an annual filing requirement with respect to Delaware statutory trusts. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees and regarding limiting the liability of one series for obligations of other series within the trust.

  Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND VOYAGEUR INVESTMENT TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

  The following summary compares certain rights and characteristics of Voyageur Investment Trust and its shares to the DE Trust and its shares. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of Voyageur Investment Trust and the DE Trust, attached as Exhibit D to this Proxy Statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

  Reorganizing Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide several benefits to Voyageur Investment Trust and its shareholders. The operations of a Delaware statutory trust formed under the Delaware Statutory Trust Act (the "Delaware Act") are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in Voyageur Investment Trust's current Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to Voyageur Investment Trust's current operation as a Massachusetts business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

  Funds formed as Delaware statutory trusts under the Delaware Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

  Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

  Shares of the DE Trust and Voyageur Investment Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Voyageur Investment Trust provide for noncumulative voting in the election of their Trustees. Like Voyageur Investment Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. For both Voyageur Investment Trust and the DE Trust, shareholder meetings may be called at any time by the Board, by the chairperson of the Board or by its president for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. In addition, a meeting of the shareholders of the DE Trust for the purpose of electing one or more trustees may be called, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the DE Trust shareholders. Voyageur Investment Trust and the DE Trust each provide certain rights to its shareholders to inspect a fund's books and records.

  While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of Voyageur Investment Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, all or substantially all of the DE Trust's assets may be sold to another fund or trust without shareholder approval unless required by the 1940 Act. Both the DE Trust and Voyageur Investment Trust and any series thereof may be liquidated or dissolved, in each case by the Trustees without shareholder approval.

  Massachusetts business trust law does not specifically provide that the shareholders of Voyageur Investment Trust are not subject to any personal liability for any claims against, or liabilities of, Voyageur Investment Trust solely by reason of being or having been a shareholder of Voyageur Investment Trust or that the liabilities of one series are not enforceable against another series of that trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition, the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REDOMESTICATION?

  Immediately upon completion of the proposed Redomestication, the DE Trust will continue the business of Voyageur Investment Trust, and each DE Fund: (i) will have the same investment goals, policies and restrictions as those of its corresponding MA Fund existing on the date of the Redomestication; (ii) will hold the same portfolio of securities previously held by such corresponding MA Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding MA Fund. As the successor to Voyageur Investment Trust's operations, the DE Trust will adopt Voyageur Investment Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

  The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, Voyageur Investment Trust. To accomplish the Redomestication, the Agreement provides that Voyageur Investment Trust, on behalf of each MA Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to Voyageur Investment Trust, which will then distribute those shares pro rata to shareholders of the corresponding MA Fund. Through this procedure, you will receive exactly the same number, class and dollar amount of shares of each DE Fund as you held in the corresponding MA Fund immediately prior to the Redomestication. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of an MA Fund that you may have had as of the effective date of the Redomestication. As soon as practicable after the date of the Redomestication, Voyageur Investment Trust will be dissolved and will cease its existence.

  The Trustees may terminate the Agreement and abandon the Redomestication at any time prior to the effective date of the Redomestication if the Trustees determine that proceeding with the Redomestication is inadvisable. If the Redomestication is not approved by shareholders of Voyageur Investment Trust, or if the Trustees abandon the Redomestication, Voyageur Investment Trust will continue to operate as a Massachusetts business trust. If the Redomestication is approved by shareholders, it is expected to be completed in the first half of 2005.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENT?

  As a result of the Redomestication, the DE Trust will be subject to a new investment advisory agreement between the DE Trust and DMC on behalf of each of the DE Funds that will be identical in all material respects to the current investment advisory agreement between DMC and Voyageur Investment Trust on behalf of each of the MA Funds.

WHAT EFFECT WILL THE REDOMESTICATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

  The DE Trust, on behalf of the DE Funds, will enter into agreements with Delaware Service Company, Inc. ("DSC") for fund accounting, transfer agency, dividend disbursing and shareholder services that are substantially identical to the agreements currently in place for Voyageur Investment Trust with DSC. Delaware Distributors, L.P. ("DDLP"), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for Voyageur Investment Trust with DDLP.

  As of the effective date of the Redomestication, each DE Fund will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares, which is identical in all material respects to the distribution plan currently in place for the corresponding classes of shares of the corresponding MA Fund. It is anticipated that there will be no material change to the distribution plan as a result of the Redomestication.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE AGREEMENT?

  Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. In addition, if a mutual fund wants to operate under a manager of managers structure (as described more fully above under Proposal 2), shareholders must also approve the use of such structure. Theoretically, if the Agreement is approved by shareholders and Voyageur Investment Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these three items for the DE Trust.

  The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate in the same manner they do currently after the Redomestication. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Redomestication. The Trustees, therefore, have determined that by approving the Agreement you are also approving, for purposes of the 1940 Act: (1) the election of the Trustees of Voyageur Investment Trust who are in office at the time of the Redomestication (including the Trustees elected under Proposal 1) as trustees of the DE Trust; (2) new investment advisory agreement between the DE Trust and DMC on behalf of each DE Fund, which are identical in all material respects to the investment advisory agreements currently in place for the MA Funds; and (3) the manager of managers structure for a DE Fund, as described in Proposal 2, but only in the event that such Proposal has been approved by shareholders of the corresponding MA Fund.

  Prior to the Redomestication, if the Agreement is approved by shareholders of Voyageur Investment Trust, the officers will cause Voyageur Investment Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above (or, with respect to the use of the manager of managers structure, in the same manner as shareholders of the particular MA Fund have voted on Proposal 2). This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

  The DE Trust was formed as a Delaware statutory trust on September 30, 2004 pursuant to the Delaware Act. As of the effective date of the Redomestication, the DE Trust will have separate series, each of which will correspond to the similarly named series of Voyageur Investment Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding MA Fund.

  As of the effective date of the Redomestication, like the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (e.g., you will not owe any further money to Voyageur Investment Trust to own your shares), and have no preemptive or subscription rights (e.g., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as Voyageur Investment Trust.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

  The Redomestication is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Redomestication is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding MA Fund. Consummation of the Redomestication is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and Voyageur Investment Trust, that, under the Internal Revenue Code of 1986, as amended, the Redomestication will not give rise to the recognition of income, gain, or loss for federal income tax purposes to Voyageur Investment Trust, the MA Funds, the DE Trust, or the DE Funds, or to their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

  A request to sell MA Fund shares that is received and processed prior to the effective date of the Redomestication will be treated as a redemption of shares of that MA Fund. A request to sell shares that is received and processed after the effective date of the Redomestication will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE AGREEMENT?

  By voting "FOR" the Agreement, and if the Redomestication is approved and completed, you will become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, an investment advisory agreement, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding MA Fund or Funds. In addition, if the Redomestication is approved and completed, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of an MA Fund for purposes of calculating any redemption fee or contingent deferred sales charges on shares you receive of the corresponding DE Fund.

WHAT VOTE IS REQUIRED TO APPROVE THE AGREEMENT?

  Assuming a Quorum is present, the approval of the Agreement requires an affirmative Majority Vote of the outstanding shares of the series of the Trust.

                            THE VIT BOARD RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 3.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The firm of Ernst & Young LLP has been selected as the independent registered public accounting firm for each of the Trusts for their current fiscal year. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trusts. The Audit Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

  The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of a Trust are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

  Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP's presence.

  AUDIT FEES. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before October 31, 2004) for the Trusts are set forth in Exhibit E hereto.

  AUDIT-RELATED FEES. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of each Trust's financial statements and not reported above under "Audit Fees" for the last two fiscal years (ended on or before October 31, 2004).

  The aggregate fees billed by Ernst & Young LLP for assurance and other services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of a Trust for the twelve month periods ended October 31, 2004 and 2003 are set forth in Exhibit E. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Trusts' Boards in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Trusts; and preparation of Report on Controls Placed in

Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement of Regulation S-X.

  TAX FEES. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together "tax-related services") provided to the Trusts for the last two fiscal years (ended on or before October 31, 2004) are set forth in Exhibit E. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement of Regulation S-X. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

  There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of a Trust for the twelve month periods ended October 31, 2004 and 2003.

  ALL OTHER FEES. There were no fees billed by Ernst & Young LLP for products and services other than those set forth above for the Trusts' last two fiscal years.

  There were no fees for products and services other than those set forth above billed by Ernst & Young LLP to DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

  AGGREGATE NON-AUDIT FEES TO THE TRUSTS, DMC AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trusts for their last two fiscal years and to DMC and other service providers under common control with DMC for the twelve month periods ended October 31, 2004 and 2003, are set forth in Exhibit E hereto.

  In connection with its selection of the independent auditors, the Audit Committee has considered Ernst & Young LLP's provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

                               VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

  Only shareholders of record of the Trusts at the close of business on December 10, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal on behalf of a Trust or a Fund are not received by the date of the Meeting, the Meeting with respect to that Proposal for such Trust or Fund, as the case may be, may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of a Trust or a Fund, as the case may be, entitled to vote on a Proposal at the Meeting present in person or by proxy (whether or not sufficient to constitute a Quorum) may adjourn the Meeting as to that Trust or Fund for that Proposal. The Meeting as to one or more Trusts or Funds may also be adjourned by the Chairperson of the Meeting. Any adjournment may be with respect to one or more Proposals for a Trust or Fund, but not necessarily for all Proposals for all Trusts or Funds. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

  Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" Proposals 2 and 3, but will have no affect with respect to Proposal 1, which is the election of Trustees. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

  You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card(s) in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card(s) or vote by telephone or through Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card(s) but give no voting instructions, your shares will be voted in favor of the Proposals on which you are entitled to vote and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting.

MAY I REVOKE MY PROXY?

  Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the applicable Trust expressly revoking their proxy, by signing and forwarding to the applicable Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

  The Boards of the Trusts do not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Boards are not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

  Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The outstanding shares of the Trusts and the Funds thereof entitled to vote as of the Record Date are set forth in Exhibit F.

WHAT OTHER SOLICITATIONS WILL BE MADE?

  This proxy solicitation is being made by the Boards of the Trusts for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trusts may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of each Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trusts have engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $425,000 to $770,000, including out of pocket expenses, a portion of which will be borne by the Trusts as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Trusts have also agreed to indemnify Georgeson against certain liabilities and expenses, including liabilities under the federal securities laws. The Trusts expect that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions are accurately determined.

  In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

WHO WILL PAY THE EXPENSES OF THE PROPOSALS?

  The costs of the of Proposals, including the costs of soliciting proxies, will be borne by one or more of the Trusts, as described below.

  With respect to Proposal 1, the election of Trustees of the Trusts, the Trusts will bear the expenses equally.

  With respect to Proposal 2, the Trusts will bear the expenses equally in connection with seeking shareholder approval for use of the Manager of Managers Structure.

  With respect to Proposal 3, because the Redomestication will benefit Voyageur Investment Trust and its shareholders, the VIT Board has authorized that the expenses incurred in the Redomestication, including the estimated costs associated with soliciting proxies with respect to this Proposal, shall be paid by Voyageur Investment Trust (and therefore indirectly by its shareholders), whether or not the Redomestication is approved by shareholders.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

  None of the Trusts are required to, and they do not intend to, hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders' meeting should send his or her written proposal to the offices of the appropriate Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                          PRINCIPAL HOLDERS OF SHARES

  On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof, of the Trusts.

  To the best knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit G, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Exhibit G, the Trusts have no knowledge of beneficial ownership.

                       MORE INFORMATION ABOUT THE TRUSTS

  INVESTMENT MANAGER. As described further above, DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the investment manager for each of the Funds.

  ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES. Delaware Service Company, Inc. ("DSC"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator, shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides fund accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its transfer agency, shareholder services, fund accounting and administration services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund on a pro rata basis based on assets.

  DISTRIBUTION SERVICES. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. The Distributor also receives sales loads in connection with the purchase and redemption of certain classes of shares. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

  Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, Pennsylvania 19103, is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and DMC.

                          COMMUNICATIONS TO THE BOARDS

  Shareholders who wish to communicate to the full Boards may address correspondence to Walter P. Babich, Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

                              EXHIBITS TO COMBINED

                                PROXY STATEMENT

EXHIBIT

Exhibit A - Aggregate Trustee Compensation from each Trust

Exhibit B - Executive Officers of the Trusts

Exhibit C - Form of Agreement and Plan of Redomestication between Voyageur
            Investment Trust and Delaware Investments Municipal Trust

Exhibit D - A Comparison of Governing Documents and State Law

Exhibit E - Audit Fee Information

Exhibit F - Outstanding Shares as of December 10, 2004

Exhibit G - Principal Holders of Shares as of December 10, 2004

                                                                      EXHIBIT A


                 AGGREGATE TRUSTEE COMPENSATION FROM EACH TRUST


                                                                                      TRUSTEES(1)
                                                    -------------------------------------------------------------------------------
                                                    WALTER P.    JOHN H.     JOHN A.     ANTHONY     ANN R.    THOMAS F.   JANET L.
TRUST                                               BABICH(2)   DURHAM(2)     FRY(3)    D. KNERR     LEVEN      MADISON     YEOMANS
-----                                                -------     -------     --------    -------    -------     -------     -------
Delaware Group Adviser Funds....................     $ 2,717     $ 2,524     $  2,720    $ 2,746    $ 2,919     $ 2,775     $ 2,775
Delaware Group Cash Reserve.....................     $ 3,588     $ 3,299     $  3,495    $ 3,532    $ 3,740     $ 3,537     $ 3,537
Delaware Group Equity Funds I...................     $ 2,318     $ 2,135     $  2,331    $ 2,353    $ 2,534     $ 2,416     $ 2,416
Delaware Group Equity Funds II..................     $ 9,450     $ 8,602     $  8,798    $ 8,907    $ 9,280     $ 8,679     $ 8,679
Delaware Group Equity Funds III.................     $ 9,476     $ 8,606     $  8,802    $ 8,912    $ 9,297     $ 8,692     $ 8,692
Delaware Group Equity Funds IV..................     $ 3,610     $ 3,313     $  3,510    $ 3,547    $ 3,758     $ 3,553     $ 3,553
Delaware Group Equity Funds V...................     $ 3,410     $ 3,147     $  3,343    $ 3,377    $ 3,572     $ 3,381     $ 3,381
Delaware Group Foundation Funds.................     $ 1,455     $ 1,364     $  1,560    $ 1,571    $ 1,721     $ 1,663     $ 1,663
Delaware Group Global & International Funds.....     $ 3,766     $ 3,478     $  3,675    $ 3,713    $ 3,912     $ 3,697     $ 3,697
Delaware Group Government Fund..................     $ 1,643     $ 1,530     $  1,727    $ 1,740    $ 1,897     $ 1,826     $ 1,826
Delaware Group Income Funds.....................     $ 4,431     $ 4,061     $  4,257    $ 4,304    $ 4,535     $ 4,274     $ 4,274
Delaware Group Limited-Term
  Government Funds..............................     $ 2,487     $ 2,294     $  2,491    $ 2,514    $ 2,695     $ 2,567     $ 2,567
Delaware Group State Tax-Free
  Income Trust..................................     $ 4,030     $ 3,692     $  3,889    $ 3,931    $ 4,155     $ 3,921     $ 3,921
Delaware Group Tax-Free Fund....................     $ 4,017     $ 3,684     $  3,881    $ 3,923    $ 4,144     $ 3,911     $ 3,911
Delaware Group Tax-Free Money Fund..............     $   719     $   698     $    895    $   896    $ 1,025     $ 1,016     $ 1,016
Delaware Pooled Trust...........................     $14,876     $13,595     $ 13,791    $13,963    $14,432     $13,464     $13,464
Voyageur Insured Funds..........................     $ 2,730     $ 2,516      None(3)    $ 2,739    $ 2,925     $ 2,780     $ 2,780
Voyageur Intermediate Tax Free Funds............     $   942     $   900      None(3)    $ 1,101    $ 1,236     $ 1,212     $ 1,212
Voyageur Investment Trust.......................     $ 1,907     $ 1,771      None(3)    $ 1,984    $ 2,148     $ 2,058     $ 2,058
Voyageur Mutual Funds...........................     $ 2,302     $ 2,129      None(3)    $ 2,347    $ 2,521     $ 2,404     $ 2,404
Voyageur Mutual Funds II........................     $ 2,230     $ 2,063      None(3)    $ 2,280    $ 2,453     $ 2,341     $ 2,341
Voyageur Mutual Funds III.......................     $ 3,987     $ 3,637      None(3)    $ 3,876    $ 4,109     $ 3,877     $ 3,877
Voyageur Tax Free Funds.........................     $ 2,565     $ 2,369      None(3)    $ 2,590    $ 2,770     $ 2,636     $ 2,636

---------------
(1) Mr. Driscoll does not receive any compensation from any of the Trusts. Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Board of any Trust or any other investment company in the Fund Complex for the 12-month period ended October 31, 2004.

(2) Messrs. Babich and Durham have announced their intention to retire from the Board effective as of the date of the Meeting and therefore are not standing for re-election.

(3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from the Voyageur Funds for services proviced to the Voyageur Funds' Boards.

                                                                      EXHIBIT B

                        EXECUTIVE OFFICERS OF THE TRUSTS

  JOSEPH H. HASTINGS (AGE 55) Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of the Trusts and of the other investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation and Delaware General Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer/Director of Delaware Management Trust Company; Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President/Interim Chief Financial Officer/ Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/Interim Chief Financial Officer of Delaware International Holdings Ltd.; and Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

  RICHELLE S. MAESTRO (AGE 47) Executive Vice President/General Counsel/ Secretary of the Trusts and of the other investment companies within Delaware Investments, and of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Lincoln Cash Management, and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., and LNC Administrative Services Corporation; Executive President/Deputy General Counsel/Director of Delaware International Holdings Ltd.; Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

  MICHAEL P. BISHOF (AGE 42) Senior Vice President/Investment Accounting of the Trusts and of the other investment companies within Delaware Investments, and of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/ Manager of Investment Accounting of Delaware International Advisers Ltd.; and Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                                                      EXHIBIT C

                 FORM OF AGREEMENT AND PLAN OF REDOMESTICATION
                       BETWEEN VOYAGEUR INVESTMENT TRUST
                    AND DELAWARE INVESTMENTS MUNICIPAL TRUST

  This Agreement and Plan of Reorganization ("AGREEMENT") is made as of this ___ day of ___________, 2005 by and between DELAWARE INVESTMENTS MUNICIPAL TRUST, a Delaware statutory trust (the "DELAWARE TRUST"), and VOYAGEUR INVESTMENT TRUST, a Massachusetts business trust (the "MASSACHUSETTS TRUST") (the Delaware Trust and the Massachusetts Trusts are hereinafter collectively referred to as the "TRUSTS").

  In consideration of the mutual promises contained herein, and intending to be legally bound, the Trusts hereto agree as follows:

1. PLAN OF REORGANIZATION.

  (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust at the closing provided for in Section 2 hereof (hereinafter referred to as the "CLOSING") all of the then-existing assets allocated to each of the Massachusetts Trust's five series of shares to the corresponding series of shares of the Delaware Trust. In consideration thereof, the Delaware Trust agrees at the Closing to: (i) assume and pay when due, to the extent that there exist Massachusetts Trust obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities allocated to each class of shares of each series of the Massachusetts Trust to become the obligations and liabilities of the corresponding class of shares and series of the Delaware Trust; (ii) adopt as its own the Massachusetts Trust's Notification of Registration on Form N-8A ("FORM N-8A") for purposes of the Investment Company Act of 1940, as amended ("1940 ACT"); (iii) file with the U.S. Securities and Exchange Commission (the "COMMISSION") an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act; and (iv) deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Delaware Trust of each class of shares of the five separate series of the Delaware Trust denominated as Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (hereinafter individually and collectively referred to as "SERIES OF THE DELAWARE TRUST"), equal in number to the number of full and fractional shares of beneficial interest, without par value, of the corresponding class of shares of the Massachusetts Trust's five separate series bearing substantially the same name and class structure as the corresponding Series of the Delaware Trust (hereinafter individually and collectively referred to as "SERIES OF THE MASSACHUSETTS TRUST") outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("CODE"). The Massachusetts Trust shall distribute to the shareholders of each class of shares of each Series of the Massachusetts Trust the shares of the corresponding class of shares and Series of the Delaware Trust in accordance with this Agreement and the resolutions of the Massachusetts Trust's Board Trustees authorizing the transactions contemplated by this Agreement.

  (b) In order to effect the delivery of the shares of the Series of the Delaware Trust described in Section 1(a)(iv) hereof, the Delaware Trust will establish an open account for each shareholder of each class of shares of each Series of the Massachusetts Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding class of shares and Series of the Delaware Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in that corresponding class of shares and Series of the Massachusetts Trust at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of each Series of the Delaware Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each Series of the Delaware Trust shall be deemed to be the same as the net asset value per share of the corresponding class of shares and Series of the Massachusetts Trust. On the Effective Date of the Reorganization, each certificate representing shares of the Series of the Massachusetts Trust will be deemed to represent the same number and the corresponding class of shares and Series of the Delaware Trust. Simultaneously with the crediting of shares of the corresponding class and Series of the Delaware Trust to the shareholders of record of the Series of the Massachusetts Trust, the shares of the Series of the Massachusetts Trust held by such shareholders shall be cancelled. Shareholders of each Series of the Massachusetts Trust will have the right to deliver their share certificates of that Series of the Massachusetts Trust in exchange for share certificates of shares of the corresponding class and

Series of the Delaware Trust. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

  (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary actions to effect a complete dissolution of the Massachusetts Trust under Massachusetts law.

  (d) The expenses of entering into and carrying out this Agreement will be borne by the Massachusetts Trust.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

  The Closing shall consist of: (i) the conveyance, transfer and delivery of the Massachusetts Trust's assets to the Delaware Trust, in exchange for the assumption and payment, when due, by the Delaware Trust of the Massachusetts Trust's obligations and liabilities; (ii) the adoption by the Delaware Trust as its own of the Massachusetts Trust's Form N-8A for purposes of the 1940 Act; (iii) the filing with the Commission of an amendment to such Form N-8A pursuant to Section 8(a) of the 1940 Act containing such amendments to the Form N-8A as are determined by the Delaware Trust's Board of Trustees to be necessary and appropriate as a result of the transactions contemplated by this Agreement; and (iv) the issuance and delivery of the Delaware Trust's shares, all in accordance with Section 1 hereof, together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved, or (b) such later date as the Trusts may mutually agree ("EFFECTIVE DATE OF THE REORGANIZATION").

3. CONDITIONS PRECEDENT.

  The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

  (a) Such authority and orders from the Commission and state securities commissions as may be necessary to permit the Trusts to carry out the transactions contemplated by this Agreement shall have been received;

  (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("REGISTRATION STATEMENT") under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined under the supervision of the Massachusetts Trust's Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; and (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

  (c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP ("SRS&Y"), to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the Trusts in a certificate or certificates delivered to SRS&Y, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

  (d) The Massachusetts Trust shall have received an opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that: (i) the Delaware Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite trust action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

  (e) The Delaware Trust shall have received the opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (i) the Massachusetts Trust is validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite trust action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust;

  (f) The shares of each Series of the Delaware Trust to be delivered under this Agreement shall be eligible for sale with each state commission, agency or jurisdiction with which such eligibility is required in order to permit shares of each Series of the Delaware Trust lawfully to be delivered to each shareholder of the corresponding Series of the Massachusetts Trust on the Effective Date of the Reorganization;

  (g) This Agreement and the transactions contemplated hereby shall have been duly approved by the appropriate action of the Massachusetts Trust's Board of Trustees and the shareholders of each Series of the Massachusetts Trust;

  (h) The shareholders of each Series of the Massachusetts Trust shall have approved the transactions contemplated by this Agreement, which approval is deemed to be approval to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each Series of the Delaware Trust, to:

    (1) Elect as trustees of the Delaware Trust the following individuals:
  Thomas L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda
  S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher; and

    (2) Approve an Investment Management Agreement between DMC and the Delaware Trust on behalf of each Series of the Delaware Trust, which is substantially identical to the then-current Investment Management Agreement between DMC and the Massachusetts Trust on behalf of each Series of the Massachusetts Trust;

  (i) The Delaware Trust's Board of Trustees shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions by unanimous consent or, where required, at a meeting duly called for such purposes:

    (1) Approval of the Investment Management Agreement described in paragraph
  (h)(2) of this Section 3 on behalf of each Series of the Delaware Trust;

    (2) Approval of a Distribution Agreement between Delaware Distributors, L.P. and the Delaware Trust on behalf of each Series of the Delaware Trust;

    (3) Approval of Second Amended and Restated Financial Intermediary Distribution Agreement dated August 21, 2003 between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Delaware Trust;

    (4) Approval of a Form of Dealer Agreement between Delaware Distributors, L.P. and securities dealers, dated January 2001, as amended, on behalf of each Series of the Delaware Trust;

    (5) Approval and adoption pursuant to Rule 18f-3 under the 1940 Act of a Multiple Class Plan for the Delaware Trust on behalf of its Series of the Delaware Trust for Class A, Class B, and Class C shares;

    (6) Approval, creation and designation of Class A, Class B and Class C, shares for the Series of the Delaware Trust;

    (7) Approval and adoption pursuant to Rule 12b-1 under the 1940 Act of a Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan for Series of the Delaware Trust;

    (8) Approval of a Shareholder Services Agreement between Delaware Service Company, Inc. and the Delaware Trust, on behalf of each Series of the Delaware Trust;

    (9) Approval of a Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Trust;

    (10) Approval of the assignment to the Delaware Trust of the Massachusetts Trust's (i) Amended and Restated Mutual Fund Custody and Services Agreement dated May 16, 2002, as amended on November 28, 2003, between Mellon Bank, N.A. and the Massachusetts Trust;

    (11) Selection of Ernst & Young LLP as the Delaware Trust's independent registered public accounting firm for the fiscal year ending August 31, 2005;

    (12) Authorization of the issuance by the Delaware Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of each class of each Series of the Delaware Trust to the Massachusetts Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph (h) of this Section 3;

    (13) Submission of the matters referred to in paragraph (h) of this
  Section 3 to the Massachusetts Trust as sole shareholder of each class of each Series of the Delaware Trust; and

    (14) Authorization of the issuance and delivery by the Delaware Trust of shares of each Series of the Delaware Trust on the Effective Date of the Reorganization and the assumption by the Series of the Delaware Trust of the obligations and liabilities of the corresponding Series of the Massachusetts Trust in exchange for the assets of the corresponding Series of the Massachusetts Trust pursuant to the terms and provisions of this Agreement.

  At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Massachusetts Trust's Board of Trustees or the Delaware Trust's Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded to its shareholders under this Agreement.

4. DISSOLUTION OF THE MASSACHUSETTS TRUST.

  Promptly following the consummation of the distribution of the shares of each Series of the Delaware Trust to holders of the shares of the corresponding class and Series of the Massachusetts Trust under this Agreement, the officers of the Massachusetts Trust shall take all steps necessary under Massachusetts law to dissolve its trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing a Termination of Trust with the Office of the Secretary of State of the Commonwealth of Massachusetts.

5. TERMINATION.

  The Massachusetts Trust's Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Series of the Massachusetts Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. ENTIRE AGREEMENT.

  This Agreement embodies the entire agreement between the Trusts and there are no agreements, understandings, restrictions or warranties among the Trusts other than those set forth herein or herein provided for.

7. FURTHER ASSURANCES.

  The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. COUNTERPARTS.

  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW.

  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

  IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                                                VOYAGEUR INVESTMENT TRUST
                                                                 (a Massachusetts business trust)


Attest: ____________________________                            By: ____________________________
Name:                                                           Name:
Title:                                                          Title:



                                                                DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                                 (a Delaware statutory trust)

Attest: ____________________________                            By: ____________________________
Name:                                                           Name:
Title:                                                          Title:

                                                                      EXHIBIT D

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
GOVERNING                 A DELAWARE STATUTORY TRUST (A "DST") IS FORMED BY    A MASSACHUSETTS BUSINESS TRUST (AN "MBT") IS
DOCUMENTS/                A GOVERNING INSTRUMENT AND THE FILING OF A           CREATED BY FILING A DECLARATION OF TRUST WITH THE
GOVERNING BODY            CERTIFICATE OF TRUST WITH THE DELAWARE SECRETARY     SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS AND
                          OF STATE. THE DELAWARE LAW GOVERNING A DST IS        WITH THE CLERK OF EVERY CITY OR TOWN IN
                          REFERRED TO IN THIS COMPARISON AS THE "DELAWARE      MASSACHUSETTS WHERE THE TRUST HAS A USUAL PLACE OF
                          ACT."                                                BUSINESS.

                          A DST IS AN UNINCORPORATED ASSOCIATION ORGANIZED     AN MBT IS AN UNINCORPORATED ASSOCIATION ORGANIZED
                          UNDER THE DELAWARE ACT WHOSE OPERATIONS ARE          UNDER THE MASSACHUSETTS STATUTE GOVERNING BUSINESS
                          GOVERNED BY ITS GOVERNING INSTRUMENT (WHICH MAY      TRUSTS (THE "MASSACHUSETTS STATUTE") AND IS
                          CONSIST OF ONE OR MORE INSTRUMENTS). ITS BUSINESS    CONSIDERED TO BE A HYBRID, HAVING CHARACTERISTICS
                          AND AFFAIRS ARE MANAGED BY OR UNDER THE DIRECTION    OF BOTH CORPORATIONS AND COMMON LAW TRUSTS. AN
                          OF ONE OR MORE TRUSTEES (REFERRED TO HEREIN AS THE   MBT'S OPERATIONS ARE GOVERNED BY A TRUST
                          "TRUSTEES" OR THE "BOARD").                          INSTRUMENT AND BY-LAWS. THE BUSINESS AND AFFAIRS
                                                                               OF AN MBT ARE MANAGED BY OR UNDER THE DIRECTION OF
                                                                               A BOARD OF TRUSTEES.
                          IF A DST IS A REGISTERED INVESTMENT COMPANY UNDER
                          THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED
                          (THE "1940 ACT"), SUCH DST IS NOT REQUIRED TO HAVE
                          A TRUSTEE WHO IS A RESIDENT OF DELAWARE OR WHO HAS
                          A PRINCIPAL PLACE OF BUSINESS IN DELAWARE;
                          PROVIDED THAT NOTICE THAT THE DST IS SUCH A
                          REGISTERED INVESTMENT COMPANY IS SET FORTH IN THE
                          DST'S CERTIFICATE OF TRUST AND THE DST HAS A
                          REGISTERED OFFICE AND A REGISTERED AGENT FOR
                          SERVICE OF PROCESS IN DELAWARE.

                          THE GOVERNING INSTRUMENT FOR DELAWARE INVESTMENTS    THE GOVERNING INSTRUMENT FOR THE MBT, VOYAGEUR
                          MUNICIPAL TRUST (THE "DE TRUST"), A DST, IS          INVESTMENT TRUST (THE "TRUST"), IS COMPRISED OF AN
                          COMPRISED OF AN AGREEMENT AND DECLARATION OF TRUST   AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
                          (THE "DE DECLARATION") AND BY-LAWS (THE "DE          TRUST (THE "MA DECLARATION") AND AMENDED AND
                          BY-LAWS"). THE DE TRUST'S GOVERNING BODY IS THE      RESTATED BY-LAWS (THE "MA BY-LAWS"). THE TRUST'S
                          BOARD.                                               GOVERNING BODY IS A BOARD OF TRUSTEES (REFERRED TO
                                                                               HEREIN AS THE "TRUSTEES" OR "THE BOARD").

                          EACH TRUSTEE OF THE DE TRUST HOLDS OFFICE FOR THE    EACH TRUSTEE SHALL SERVE DURING THE CONTINUED
                          LIFETIME OF THE DE TRUST OR UNTIL SUCH TRUSTEE'S     LIFETIME OF THE TRUST UNTIL HE OR SHE DIES,
                          EARLIER DEATH, RESIGNATION, HAVING BEEN DECLARED     RESIGNS OR IS REMOVED (AS DESCRIBED BELOW), OR, IF
                          BANKRUPT OR INCOMPETENT BY A COURT, REMOVAL, OR,     SOONER, UNTIL THE NEXT MEETING OF SHAREHOLDERS
                          IF SOONER THAN ANY SUCH EVENTS, UNTIL THE NEXT       CALLED FOR THE PURPOSE OF ELECTING TRUSTEES AND
                          MEETING OF SHAREHOLDERS CALLED FOR THE PURPOSE OF    UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER
                          ELECTING TRUSTEES AND UNTIL THE ELECTION AND         SUCCESSOR.
                          QUALIFICATION OF HIS OR HER SUCCESSOR.


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
DESIGNATION OF            UNDER THE DELAWARE ACT, THE OWNERSHIP INTERESTS IN   UNDER THE MASSACHUSETTS STATUTE, THE OWNERSHIP
OWNERSHIP SHARES OR       A DST ARE DENOMINATED AS "BENEFICIAL INTERESTS"      INTERESTS IN AN MBT ARE DENOMINATED AS "BENEFICIAL
INTERESTS                 AND ARE HELD BY "BENEFICIAL OWNERS." HOWEVER,        INTERESTS" AND ARE HELD BY "BENEFICIAL OWNERS."
                          THERE IS FLEXIBILITY AS TO HOW A GOVERNING           HOWEVER, THERE IS FLEXIBILITY AS TO HOW A
                          INSTRUMENT REFERS TO "BENEFICIAL INTERESTS" AND      GOVERNING INSTRUMENT REFERS TO "BENEFICIAL
                          "BENEFICIAL OWNERS" AND THE GOVERNING INSTRUMENT     INTERESTS" AND "BENEFICIAL OWNERS" AND THE
                          MAY IDENTIFY "BENEFICIAL INTERESTS" AND              GOVERNING INSTRUMENT MAY IDENTIFY "BENEFICIAL
                          "BENEFICIAL OWNERS" AS "SHARES" AND                  INTERESTS" AND "BENEFICIAL OWNERS" AS "SHARES" AND
                          "SHAREHOLDERS," RESPECTIVELY.                        "SHAREHOLDERS," RESPECTIVELY.

                          THE DE TRUST'S BENEFICIAL INTERESTS, WITHOUT PAR     THE TRUST'S BENEFICIAL INTERESTS, WITHOUT PAR
                          VALUE, ARE DESIGNATED AS "SHARES" AND ITS            VALUE, ARE DESIGNATED AS "SHARES" AND ITS
                          BENEFICIAL OWNERS ARE DESIGNATED AS                  BENEFICIAL OWNERS ARE DESIGNATED AS
                          "SHAREHOLDERS." THIS COMPARISON WILL USE THE         "SHAREHOLDERS." THIS COMPARISON WILL USE THE
                          "SHARE" AND "SHAREHOLDER" TERMINOLOGY.               "SHARE" AND "SHAREHOLDER" TERMINOLOGY.

SERIES AND CLASSES        UNDER THE DELAWARE ACT, THE GOVERNING INSTRUMENT     THE MASSACHUSETTS STATUTE IS LARGELY SILENT AS TO
                          MAY PROVIDE FOR CLASSES, GROUPS OR SERIES OF         AN MBT'S ABILITY TO ISSUE ONE OR MORE SERIES OR
                          SHARES, SHAREHOLDERS OR TRUSTEES, HAVING SUCH        CLASSES OF BENEFICIAL INTERESTS OR ANY
                          RELATIVE RIGHTS, POWERS AND DUTIES AS SET FORTH IN   REQUIREMENTS FOR THE CREATION OF SUCH SERIES OR
                          THE GOVERNING INSTRUMENT. SUCH CLASSES, GROUPS OR    CLASSES, ALTHOUGH THE TRUST DOCUMENTS CREATING AN
                          SERIES MAY BE CREATED IN THE DST'S GOVERNING         MBT MAY PROVIDE METHODS OR AUTHORITY TO CREATE
                          INSTRUMENT OR OTHERWISE IN THE MANNER PROVIDED IN    SUCH SERIES OR CLASSES WITHOUT SEEKING SHAREHOLDER
                          THE GOVERNING INSTRUMENT. NO STATE FILING IS         APPROVAL.
                          NECESSARY AND, UNLESS REQUIRED BY THE GOVERNING
                          INSTRUMENT, SHAREHOLDER APPROVAL IS NOT NEEDED.
                          EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN THE
                          GOVERNING INSTRUMENT OF A DST, WHERE THE DST IS A
                          REGISTERED INVESTMENT COMPANY UNDER THE 1940 ACT,
                          ANY CLASS, GROUP OR SERIES OF SHARES ESTABLISHED
                          BY THE GOVERNING INSTRUMENT SHALL BE A CLASS,
                          GROUP OR SERIES PREFERRED AS TO DISTRIBUTIONS OR
                          DIVIDENDS OVER ALL OTHER CLASSES, GROUPS OR SERIES
                          WITH RESPECT TO ASSETS SPECIFICALLY ALLOCATED TO
                          SUCH CLASS, GROUP OR SERIES AS CONTEMPLATED BY
                          SECTION 18 (OR ANY AMENDMENT OR SUCCESSOR
                          PROVISION) OF THE 1940 ACT AND ANY REGULATIONS
                          ISSUED THEREUNDER.

                          THE DE DECLARATION AUTHORIZES THE BOARD TO DIVIDE    THE MA DECLARATION PROVIDES THAT THE BENEFICIAL
                          THE DE TRUST'S SHARES INTO SEPARATE AND DISTINCT     INTEREST IN THE TRUST SHALL AT ALL TIMES BE
                          SERIES AND TO DIVIDE ANY SERIES INTO SEPARATE        DIVIDED INTO AN UNLIMITED NUMBER OF SHARES,
                          CLASSES OF SHARES AS PERMITTED BY THE DELAWARE       WITHOUT PAR VALUE. SUBJECT TO THE PROVISIONS OF
                          ACT. SUCH SERIES AND CLASSES WILL HAVE THE RIGHTS    THE MA DECLARATION, EACH SHARE SHALL HAVE THE
                          AND PREFERENCES SET FORTH IN THE DE DECLARATION      VOTING RIGHTS, SHALL BE ENTITLED TO RECEIVE
                          UNLESS OTHERWISE PROVIDED IN RESOLUTIONS OF THE      DIVIDENDS, WHEN AND DECLARED WITH RESPECT
                          BOARD WITH RESPECT TO SUCH SERIES OR CLASS. THE      THERETO. NO SHARES SHALL HAVE ANY PRIORITY OR
                          BOARD MAY CLASSIFY OR RECLASSIFY ANY UNISSUED        PREFERENCE OVER ANY OTHER SHARE OF THE SAME SERIES
                          SHARES OR ANY SHARES OF THE DE TRUST OR ANY SERIES   OR CLASS WITH RESPECT TO DIVIDENDS OR
                          OR CLASS, THAT WERE PREVIOUSLY ISSUED AND ARE        DISTRIBUTIONS UPON TERMINATION OF THE TRUST OR OF
                          REACQUIRED, INTO ONE OR MORE SERIES OR CLASSES       SUCH SERIES OR CLASS MADE PURSUANT TO THE MA
                          THAT MAY BE ESTABLISHED AND DESIGNATED FROM TIME     DECLARATION. THE TRUSTEES MAY FROM TIME TO TIME
                          TO TIME. THE TRUSTEES MAY FROM TIME TO TIME          DIVIDE OR COMBINE THE SHARES OF ANY PARTICULAR
                          DIVIDE OR COMBINE THE SHARES OF ANY PARTICULAR       SERIES OR CLASS INTO A GREATER OR LESSER NUMBER OF
                          SERIES INTO A GREATER OR LESSER NUMBER OF SHARES     SHARES OF THAT SERIES OR CLASS WITHOUT CHANGING
                          OF THAT SERIES SO LONG AS SUCH DIVISION OR           THE PROPORTIONATE BENEFICIAL INTEREST OF THE
                          COMBINATION DOES NOT MATERIALLY CHANGE THE           SHARES OF THAT SERIES OR CLASS IN THE ASSETS
                          PROPORTIONATE BENEFICIAL INTERESTS OF THE SHARES     BELONGING TO THAT SERIES OR CLASS OR IN ANY WAY
                          OF THAT SERIES IN THE ASSETS HELD WITH RESPECT TO    AFFECTING THE RIGHTS OF SHARES OF ANY OTHER SERIES
                          THAT SERIES OR MATERIALLY AFFECT THE RIGHTS OF       OR CLASS.
                          SHARES OF ANY OTHER SERIES.


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          THE DE DECLARATION PROVIDES THAT THE ESTABLISHMENT   THE MA DECLARATION PROVIDES THAT THE ESTABLISHMENT
                          AND DESIGNATION OF ANY SERIES OR CLASS SHALL BE      AND DESIGNATION OF ANY SERIES OR CLASS OF SHARES,
                          EFFECTIVE, WITHOUT THE REQUIREMENT OF SHAREHOLDER    IN ADDITION TO THE SERIES ESTABLISHED AND
                          APPROVAL, UPON THE ADOPTION OF A RESOLUTION BY A     DESIGNATED IN THE MA DECLARATION, SHALL BE
                          MAJORITY OF THE THEN BOARD OF TRUSTEES, WHICH        EFFECTIVE UPON (I) THE EXECUTION BY A MAJORITY OF
                          RESOLUTION SHALL SET FORTH SUCH ESTABLISHMENT AND    THE THEN TRUSTEES OF AN INSTRUMENT SETTING FORTH
                          DESIGNATION AND MAY PROVIDE, TO THE EXTENT           SUCH ESTABLISHMENT AND DESIGNATION AND THE
                          PERMITTED BY THE DELAWARE ACT, FOR RIGHTS AND        RELATIVE RIGHTS AND PREFERENCES OF SUCH SERIES OR
                          PREFERENCES OF SUCH SERIES OR CLASS (INCLUDING       CLASS, (II) UPON THE EXECUTION OF AN INSTRUMENT IN
                          VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES    WRITING BY AN OFFICER OF THE TRUST PURSUANT TO THE
                          AS BETWEEN THE DIFFERENT SERIES AND CLASSES)         VOTE OF A MAJORITY OF THE TRUSTEES, OR (III) AS
                          OTHERWISE THAN AS PROVIDED IN THE DE DECLARATION.    OTHERWISE PROVIDED IN SUCH INSTRUMENT. EACH
                                                                               INSTRUMENT ESTABLISHING AND DESIGNATING ANY SERIES
                          NOTWITHSTANDING ANY OTHER PROVISIONS OF THE DE       SHALL HAVE THE STATUS OF AN AMENDMENT TO THE MA
                          DECLARATION, THE BOARD HAS THE POWER TO AMEND THE    DECLARATION.
                          DE DECLARATION AT ANY TIME, IN ITS SOLE
                          DISCRETION, WITHOUT SHAREHOLDER ACTION, TO ADD,
                          DELETE OR MODIFY ANY PROVISIONS RELATING TO THE
                          SHARES; PROVIDED, THAT BEFORE ADOPTING ANY SUCH
                          AMENDMENT WITHOUT SHAREHOLDER APPROVAL, THE BOARD
                          DETERMINES THAT IT IS CONSISTENT WITH THE FAIR AND
                          EQUITABLE TREATMENT OF ALL SHAREHOLDERS AND THAT
                          SHAREHOLDER APPROVAL IS NOT OTHERWISE REQUIRED BY
                          THE 1940 ACT OR OTHER APPLICABLE LAW.

                          IF SHARES HAVE BEEN ISSUED, SHAREHOLDER APPROVAL
                          IS REQUIRED FOR ANY AMENDMENTS TO THE DE
                          DECLARATION THAT WOULD MATERIALLY ADVERSELY AFFECT
                          THE RIGHTS AND PREFERENCES OF THE SHARES OF ANY
                          SERIES OR CLASS ALREADY ISSUED; PROVIDED THAT, IF
                          THE BOARD DETERMINES THAT THE DE TRUST SHOULD NO
                          LONGER BE OPERATED AS AN INVESTMENT COMPANY UNDER
                          THE 1940 ACT, THE BOARD MAY ADOPT SUCH AMENDMENTS
                          TO THE DE DECLARATION TO DELETE THOSE TERMS THE
                          BOARD IDENTIFIES AS BEING REQUIRED BY THE 1940
                          ACT.

                          THE BOARD HAS APPROVED RESOLUTIONS THAT, TOGETHER
                          WITH THE DE DECLARATION AND THE DE BY-LAWS,
                          PROVIDE THE SHAREHOLDERS OF EACH SERIES AND CLASS
                          OF THE DE TRUST WITH RIGHTS AND PREFERENCES THAT
                          ARE SIMILAR IN MANY RESPECTS TO THOSE OF THE
                          SHAREHOLDERS OF THE CORRESPONDING SERIES AND CLASS
                          OF THE TRUST.


                                        Delaware Statutory Trust                            Massachusetts Business Trust
                         -----------------------------------------------------   --------------------------------------------------
                         Assets and Liabilities                                  Assets and Liabilities
                         THE DE DECLARATION ALSO PROVIDES THAT EACH SERIES       THE MA DECLARATION PROVIDES THAT ALL CONSIDERATION
                         OF THE DE TRUST SHALL BE SEPARATE AND DISTINCT          RECEIVED BY THE TRUST FOR THE ISSUE OR SALE OF
                         FROM ANY OTHER SERIES OF THE DE TRUST, AND EACH         SHARES OF A PARTICULAR SERIES OR ANY CLASSES
                         CLASS OF A SERIES SHALL BE SEPARATE AND DISTINCT        THEREOF, TOGETHER WITH ALL ASSETS IN WHICH SUCH
                         FROM ANY OTHER CLASS OF THE SERIES. THE DE TRUST        CONSIDERATION IS INVESTED OR REINVESTED, ALL
                         SHALL MAINTAIN SEPARATE AND DISTINCT RECORDS ON         INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF,
                         THE BOOKS OF THE DE TRUST FOR EACH SERIES. THE DE       FROM WHATEVER SOURCE DERIVED, INCLUDING, WITHOUT
                         TRUST SHALL HOLD AND ACCOUNT FOR THE ASSETS AND         LIMITATION, ANY PROCEEDS DERIVED FROM THE SALE,
                         LIABILITIES BELONGING TO ANY SUCH SERIES                EXCHANGE OR LIQUIDATION OF SUCH ASSETS, AND ANY
                         SEPARATELY FROM THE ASSETS AND LIABILITIES OF THE       FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF
                         DE TRUST OR ANY OTHER SERIES.                           SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE,
                                                                                 SHALL BE HELD BY THE TRUSTEES IN TRUST FOR THE
                         ALL CONSIDERATION RECEIVED ON SALE OF SHARES OF A       BENEFIT OF THE HOLDERS OF SHARES OF THAT SERIES OR
                         PARTICULAR SERIES, TOGETHER WITH ALL ASSETS IN          CLASS THEREOF, AND SHALL IRREVOCABLY BELONG TO
                         WHICH SUCH CONSIDERATION IS INVESTED OR                 THAT SERIES (AND BE ALLOCABLE TO ANY CLASSES
                         REINVESTED, ALL INCOME, EARNINGS, PROFITS, AND          THEREOF) FOR ALL PURPOSES, SUBJECT ONLY TO THE
                         PROCEEDS SHALL IRREVOCABLY BE HELD WITH RESPECT TO      RIGHTS OF CREDITORS, AND SHALL BE SO RECORDED UPON
                         THAT SERIES FOR ALL PURPOSES, SUBJECT ONLY TO THE       THE BOOKS OF ACCOUNT OF THE TRUST. SUCH
                         RIGHTS OF CREDITORS WITH RESPECT TO THAT SERIES,        CONSIDERATION, ASSETS, INCOME, EARNINGS, PROFITS
                         AND SHALL BE SO RECORDED UPON THE BOOKS OF ACCOUNT      AND PROCEEDS, INCLUDING ANY PROCEEDS DERIVED FROM
                         OF THE TRUST. SUCH CONSIDERATION, ASSETS, INCOME,       THE SALE, EXCHANGE OR LIQUIDATION OF SUCH ASSETS,
                         EARNINGS, PROFITS AND PROCEEDS, IN WHATEVER FORM        AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY
                         THE SAME MAY BE, ARE REFERRED TO AS "ASSETS HELD        REINVESTMENT OF SUCH PROCEEDS, IN WHATEVER FORM
                         WITH RESPECT TO" THAT SERIES.                           THE SAME MAY BE, ARE REFERRED TO IN THE MA
                                                                                 DECLARATION AND HEREIN AS "ASSETS BELONGING TO"
                         THE ASSETS HELD WITH RESPECT TO EACH PARTICULAR         THAT SERIES (AND ALLOCABLE TO ANY CLASSES
                         SERIES SHALL BE CHARGED AGAINST THE LIABILITIES OF      THEREOF). IN THE EVENT THAT THERE ARE ANY ASSETS,
                         THE DE TRUST HELD WITH RESPECT TO THAT SERIES AND       INCOME, EARNINGS, PROFITS, AND PROCEEDS THEREOF,
                         ALL EXPENSES, COSTS, CHARGES AND RESERVES               FUNDS, OR PAYMENTS WHICH ARE NOT READILY
                         ATTRIBUTABLE TO THAT SERIES. THE LIABILITIES,           IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES
                         EXPENSES, COSTS, CHARGES, AND RESERVES SO CHARGED       (COLLECTIVELY, "GENERAL ASSETS"), THE TRUSTEES
                         TO A SERIES ARE REFERRED TO AS "LIABILITIES HELD        SHALL ALLOCATE SUCH GENERAL ASSETS TO, BETWEEN OR
                         WITH RESPECT TO" THAT SERIES.                           AMONG ANY ONE OR MORE OF THE SERIES ESTABLISHED
                                                                                 AND DESIGNATED FROM TIME TO TIME IN SUCH MANNER
                         THE BOARD IS AUTHORIZED TO CAUSE TO BE PAID OUT OF      AND ON SUCH BASIS AS THE TRUSTEES, IN THEIR SOLE
                         THE PRINCIPAL OR INCOME, OR PARTLY OUT OF THE           DISCRETION, DEEM FAIR AND EQUITABLE AND ANY
                         PRINCIPAL AND/OR INCOME, OF THE DE TRUST OR ANY         GENERAL ASSETS SO ALLOCATED TO A PARTICULAR SERIES
                         PARTICULAR SERIES OR CLASS, AND TO CHARGE OR            SHALL BELONG TO THAT SERIES (AND BE ALLOCABLE TO
                         ALLOCATE THE SAME TO, BETWEEN OR AMONG SUCH ONE OR      ANY CLASSES THEREOF). EACH SUCH ALLOCATION BY THE
                         MORE OF THE SERIES OR CLASSES, AS THE BOARD DEEMS       TRUSTEES SHALL BE CONCLUSIVE AND BINDING UPON THE
                         FAIR, ALL EXPENSES, FEES, CHARGES, TAXES AND            SHAREHOLDERS OF ALL SERIES (INCLUDING ANY CLASSES
                         LIABILITIES ARISING IN CONNECTION WITH THE              THEREOF) FOR ALL PURPOSES. THE ASSETS BELONGING
                         MAINTENANCE, OPERATION OR MANAGEMENT OF THE TRUST       TO EACH PARTICULAR SERIES SHALL BE CHARGED WITH
                         OR A PARTICULAR SERIES OR CLASS. IF ANY ASSETS OR       THE LIABILITIES OF THE TRUST IN RESPECT TO THAT
                         LIABILITIES ARE NOT READILY IDENTIFIABLE AS ASSETS      SERIES, AND ALL EXPENSES, COSTS, CHARGES AND
                         OR LIABILITIES HELD WITH RESPECT TO A PARTICULAR        RESERVES ATTRIBUTABLE TO THAT SERIES AND ANY
                         SERIES, THE BOARD SHALL ALLOCATE SUCH ASSETS OR         GENERAL LIABILITIES OF THE TRUST WHICH ARE NOT
                         LIABILITIES TO, BETWEEN OR AMONG ANY ONE OR MORE        READILY IDENTIFIABLE AS BELONGING TO ANY
                         OF THE SERIES IN SUCH MANNER AND ON SUCH BASIS AS       PARTICULAR SERIES SHALL BE ALLOCATED AND CHARGED
                         THE BOARD, IN ITS SOLE DISCRETION, DEEMS FAIR AND       BY THE TRUSTEES TO AND AMONG ANY ONE OR MORE OF
                         EQUITABLE. EACH SUCH ALLOCATION BY THE BOARD SHALL BE   THE SERIES ESTABLISHED AND DESIGNATED FROM TIME TO
                         CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF         TIME IN A MANNER AND ON SUCH BASIS AS THE TRUSTEES
                         ALL SERIES FOR ALL PURPOSES.                            IN THEIR SOLE DISCRETION DEEM FAIR AND EQUITABLE.
                                                                                 IN ADDITION, THE LIABILITIES IN RESPECT OF A





                                      Delaware Statutory Trust                           Massachusetts Business Trust
                         --------------------------------------------------   --------------------------------------------------
                                                                              PARTICULAR CLASS OF SHARES OF A PARTICULAR SERIES
                                                                              AND ALL EXPENSES, COSTS, CHARGES AND RESERVES
                                                                              BELONGING TO THAT CLASS OF SHARES, AND ANY GENERAL
                                                                              LIABILITIES, EXPENSES, COSTS, CHARGES OR RESERVES
                                                                              OF THAT PARTICULAR SERIES WHICH ARE NOT READILY
                                                                              IDENTIFIABLE AS BELONGING TO ANY PARTICULAR CLASS
                                                                              OF SHARES OF THAT SERIES SHALL BE ALLOCATED AND
                                                                              CHARGED BY THE TRUSTEES TO AND AMONG ANY ONE OR
                                                                              MORE OF THE CLASSES OF SHARES OF THAT SERIES,
                                                                              ESTABLISHED AND DESIGNATED FROM TIME TO TIME IN
                                                                              SUCH MANNER AND ON SUCH BASIS AS THE TRUSTEES, IN
                                                                              THEIR SOLE DISCRETION, DEEM FAIR AND EQUITABLE.
                                                                              THE LIABILITIES, EXPENSES, COSTS, CHARGES, AND
                                                                              RESERVES SO CHARGED TO A SERIES OR CLASS THEREOF
                                                                              ARE REFERRED TO AS "LIABILITIES BELONGING TO" THAT
                                                                              SERIES OR CLASS THEREOF. EACH ALLOCATION OF
                                                                              LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES
                                                                              BY THE TRUSTEES SHALL BE CONCLUSIVE AND BINDING
                                                                              UPON THE HOLDERS OF ALL SERIES (INCLUDING ANY
                                                                              CLASSES THEREOF) FOR ALL PURPOSES. ANY CREDITOR
                                                                              OF ANY SERIES MAY LOOK ONLY TO THE ASSETS OF THAT
                                                                              SERIES TO SATISFY SUCH CREDITOR'S DEBT.

                         Dividends and Distributions                          Dividends and Distributions
                         THE DE DECLARATION PROVIDES THAT NO DIVIDEND OR      DIVIDENDS AND DISTRIBUTIONS ON SHARES OF A
                         DISTRIBUTION, INCLUDING, WITHOUT LIMITATION, ANY     PARTICULAR SERIES OR ANY CLASS THEREOF MAY BE PAID
                         DISTRIBUTION PAID UPON DISSOLUTION OF THE DE TRUST   WITH SUCH FREQUENCY AS THE TRUSTEES MAY DETERMINE,
                         OR OF ANY SERIES, NOR ANY REDEMPTION OF, THE         WHICH MAY BE DAILY OR OTHERWISE PURSUANT TO A
                         SHARES OF ANY SERIES OR CLASS OF SUCH SERIES SHALL   STANDING RESOLUTION OR RESOLUTIONS ADOPTED ONLY
                         BE EFFECTED BY THE DE TRUST OTHER THAN FROM THE      ONCE OR WITH SUCH FREQUENCY AS THE TRUSTEES MAY
                         ASSETS HELD WITH RESPECT TO SUCH SERIES, NOR,        DETERMINE, TO THE HOLDERS OF SHARES OF THAT SERIES
                         EXCEPT AS SPECIFICALLY PROVIDED IN THE DE            OR CLASS, FROM SUCH OF THE INCOME AND CAPITAL
                         DECLARATION, SHALL ANY SHAREHOLDER OF ANY            GAINS, ACCRUED OR REALIZED, FROM THE ASSETS
                         PARTICULAR SERIES OTHERWISE HAVE ANY RIGHT OR        BELONGING TO THAT SERIES, OR IN THE CASE OF A
                         CLAIM AGAINST THE ASSETS HELD WITH RESPECT TO ANY    CLASS, BELONGING TO THAT SERIES AND ALLOCABLE TO
                         OTHER SERIES OR THE DE TRUST GENERALLY, EXCEPT, IN   THAT CLASS, AS THE TRUSTEES MAY DETERMINE, AFTER
                         THE CASE OF A RIGHT OR CLAIM AGAINST THE ASSETS      PROVIDING FOR ACTUAL AND ACCRUED LIABILITIES
                         HELD WITH RESPECT TO ANY OTHER SERIES, TO THE        BELONGING TO THAT SERIES OR CLASS. ALL DIVIDENDS
                         EXTENT THAT SUCH SHAREHOLDER HAS SUCH A RIGHT OR     AND DISTRIBUTIONS ON SHARES OF A PARTICULAR SERIES
                         CLAIM UNDER THE DE DECLARATION AS A SHAREHOLDER OF   OR CLASS IN PROPORTION TO THE NUMBER OF SHARES OF
                         SUCH OTHER SERIES.                                   THAT SERIES OR CLASS HELD BY SUCH HOLDERS AT THE
                                                                              DATE AND TIME OF RECORD ESTABLISHED FOR THE
                         NO SHARE OF THE DE TRUST HAS ANY PRIORITY OR         PAYMENT OF SUCH DIVIDENDS OR DISTRIBUTIONS, EXCEPT
                         PREFERENCE OVER ANY OTHER SHARE OF THE SAME SERIES   THAT IN CONNECTION WITH ANY DIVIDEND OR
                         OR CLASS WITH RESPECT TO DIVIDENDS OR                DISTRIBUTION PROGRAM OR PROCEDURE THE TRUSTEES MAY
                         DISTRIBUTIONS PAID IN THE ORDINARY COURSE OF         DETERMINE THAT NO DIVIDEND OR DISTRIBUTION SHALL
                         BUSINESS OR DISTRIBUTIONS UPON DISSOLUTION OF THE    BE PAYABLE ON SHARES AS TO WHICH THE SHAREHOLDER'S
                         DE TRUST OR OF SUCH SERIES OR CLASS UNDER THE DE     PURCHASE ORDER AND/OR PAYMENT HAVE NOT BEEN
                         DECLARATION. ALL DIVIDENDS AND DISTRIBUTIONS WILL    RECEIVED BY THE TIME OR TIMES ESTABLISHED BY THE
                         BE MADE RATABLY AMONG ALL SHAREHOLDERS OF A          TRUSTEES UNDER SUCH PROGRAM OR PROCEDURE. SUCH
                         PARTICULAR CLASS OF SERIES FROM THE PROPERTY OF      DIVIDENDS AND DISTRIBUTIONS MAY BE MADE IN CASH OR
                         THE DE TRUST HELD WITH RESPECT TO SUCH SERIES        SHARES OF THAT SERIES OR CLASS OR A COMBINATION
                         ACCORDING TO THE NUMBER OF SHARES OF THE CLASS OF    THEREOF AS DETERMINED BY THE TRUSTEES OR PURSUANT
                         SUCH SERIES HELD OF RECORD BY SUCH SHAREHOLDERS ON   TO ANY PROGRAM THAT THE TRUSTEES MAY HAVE IN
                         THE RECORD DATE FOR THE DIVIDEND OR DISTRIBUTION.    EFFECT AT THE TIME FOR THE ELECTION BY EACH


                                       Delaware Statutory Trust                            Massachusetts Business Trust
                        -----------------------------------------------------   --------------------------------------------------
                        THE BOARD HAS FULL DISCRETION, SUBJECT TO THE 1940      SHAREHOLDER OF THE MODE OR MAKING OF SUCH DIVIDEND
                        ACT, TO DETERMINE WHICH ITEMS WILL BE TREATED AS        OR DISTRIBUTION TO THAT SHAREHOLDER. ANY SUCH
                        INCOME AND WHICH ITEMS AS CAPITAL; AND EACH SUCH        DIVIDEND OR DISTRIBUTION PAID IN SHARES WILL BE
                        DETERMINATION AND ALLOCATION IS CONCLUSIVE AND          PAID AT THE NET ASSET VALUE THEREOF AS DETERMINED
                        BINDING UPON THE SHAREHOLDERS. THE BOARD MAY            IN ACCORDANCE WITH THE MA BY-LAWS. THE MA
                        PRESCRIBE AND SET FORTH IN THE DE BY-LAWS OR A          DECLARATION FURTHER PROVIDES THAT THE TRUSTEES
                        RESOLUTION OF THE BOARD THE BASES AND TIME FOR          SHALL HAVE FULL DISCRETION TO DETERMINE WHICH
                        DETERMINING THE PER SHARE OR NET ASSET VALUE OF         ITEMS SHALL BE TREATED AS INCOME AND WHICH ITEMS
                        THE SHARES OF ANY SERIES OR NET INCOME                  AS CAPITAL; AND EACH SUCH DETERMINATION AND
                        ATTRIBUTABLE TO THE SHARES OF ANY SERIES, OR THE        ALLOCATION SHALL BE CONCLUSIVE AND BINDING ON THE
                        DECLARATION AND PAYMENT OF DIVIDENDS AND                SHAREHOLDERS.
                        DISTRIBUTIONS ON THE SHARES OF ANY SERIES, AS THE
                        BOARD DEEMS NECESSARY OR DESIRABLE. THE RIGHT OF
                        SHAREHOLDERS TO RECEIVE DIVIDENDS OR OTHER
                        DISTRIBUTIONS ON SHARES MAY BE SET FORTH IN A
                        DISTRIBUTION PLAN ADOPTED BY THE BOARD AND AMENDED
                        FROM TIME TO TIME PURSUANT TO RULE 18F-3 OF THE
                        1940 ACT.

                        THE DE BY-LAWS PROVIDE THAT DIVIDENDS ON THE
                        SHARES OF THE DE TRUST MAY BE DECLARED BY THE BOARD
                        AT ANY REGULAR OR SPECIAL MEETING, PURSUANT TO
                        APPLICABLE LAW, AND DIVIDENDS MAY BE PAID IN CASH,
                        IN PROPERTY, OR IN SHARES OF THE DE TRUST. BEFORE
                        PAYMENT OF ANY DIVIDEND THE BOARD MAY SET ASIDE
                        OUT OF ANY FUNDS OF THE DE TRUST AVAILABLE FOR
                        DIVIDENDS SUCH SUM OR SUMS AS THE BOARD THINK
                        PROPER AS A RESERVE FUND TO MEET CONTINGENCIES, OR
                        FOR EQUALIZING DIVIDENDS, OR FOR REPAIRING OR
                        MAINTAINING ANY PROPERTY OF THE DE TRUST, OR FOR SUCH
                        OTHER PURPOSE AS THE BOARD DEEMS TO BE IN THE BEST
                        INTERESTS OF THE DE TRUST, AND MAY ABOLISH ANY SUCH
                        RESERVE IN THE MANNER IN WHICH THE RESERVE WAS
                        CREATED.

AMENDMENTS TO           THE DELAWARE ACT PROVIDES BROAD FLEXIBILITY AS TO       THE MASSACHUSETTS STATUTE PROVIDES BROAD
GOVERNING DOCUMENTS     THE MANNER OF AMENDING AND/OR RESTATING THE             FLEXIBILITY AS TO THE MANNER OF AMENDING OR
                        GOVERNING INSTRUMENT OF A DST. AMENDMENTS TO THE        RESTATING THE GOVERNING INSTRUMENT OF AN MBT. THE
                        DE DECLARATION THAT DO NOT CHANGE THE INFORMATION       MASSACHUSETTS STATUTE PROVIDES THAT THE TRUSTEES
                        IN THE DST'S CERTIFICATE OF TRUST ARE NOT REQUIRED      SHALL, WITHIN THIRTY (30) DAYS AFTER THE ADOPTION
                        TO BE FILED WITH THE DELAWARE SECRETARY OF STATE.       OF ANY AMENDMENT TO THE DECLARATION OF TRUST, FILE
                                                                                A COPY WITH THE SECRETARY OF THE COMMONWEALTH OF
                                                                                THE COMMONWEALTH OF MASSACHUSETTS AND WITH THE
                                                                                CLERK OF EVERY CITY OR TOWN IN MASSACHUSETTS WHERE
                                                                                THE TRUST HAS A USUAL PLACE OF BUSINESS.

                        Declaration of Trust                                    Declaration of Trust
                        THE DE DECLARATION MAY BE RESTATED AND/OR AMENDED       THE MA DECLARATION MAY BE AMENDED AT ANY TIME BY
                        AT ANY TIME BY A WRITTEN INSTRUMENT SIGNED BY A         AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF
                        MAJORITY OF THE BOARD AND, IF REQUIRED, BY              THE TRUSTEES WHEN AUTHORIZED TO DO SO BY A VOTE OF
                        APPROVAL OF SUCH AMENDMENT BY THE SHAREHOLDERS, BY      A MAJORITY OF THE SHARES ENTITLED TO VOTE, EXCEPT
                        THE AFFIRMATIVE VOTE OF THE MAJORITY OF VOTES CAST      THAT A SHAREHOLDER VOTE IS NOT REQUIRED FOR
                        AT A SHAREHOLDERS' MEETING AT WHICH A QUORUM IS         AMENDMENTS MADE TO ADD TO, DELETE, REPLACE OR
                        PRESENT. NOTWITHSTANDING THE ABOVE, THE BOARD           OTHERWISE MODIFY ANY PROVISIONS RELATING TO THE
                        EXPRESSLY RESERVES THE RIGHT TO AMEND OR REPEAL         SHARES CONTAINED IN THE MA DECLARATION FOR THE
                        ANY PROVISIONS CONTAINED IN THE DE DECLARATION OF       PURPOSE OF (I) RESPONDING TO OR COMPLYING WITH ANY

                                     Delaware Statutory Trust                             Massachusetts Business Trust
                        --------------------------------------------------     --------------------------------------------------
                        TRUST OR THE CERTIFICATE OF TRUST IN ACCORDANCE        REGULATION, ORDERS, RULINGS OR INTERPRETATIONS OF
                        WITH ITS POWERS TO ADD, DELETE OR MODIFY ANY           ANY GOVERNMENTAL AGENCY OR ANY LAWS, NOW OR
                        PROVISIONS RELATING TO SHARES, AS DESCRIBED ABOVE      HEREAFTER APPLICABLE TO THE TRUST, PROVIDED THAT
                        UNDER "SERIES AND CLASSES," AND ALL RIGHTS,            BEFORE ADOPTING SUCH AN AMENDMENT WITHOUT
                        CONTRACTUAL AND OTHERWISE, CONFERRED UPON              SHAREHOLDER APPROVAL, THE TRUSTEES SHALL DETERMINE
                        SHAREHOLDERS ARE GRANTED SUBJECT TO SUCH               THAT IT IS CONSISTENT WITH THE FAIR AND EQUITABLE
                        RESERVATION.                                           TREATMENT OF ALL SHAREHOLDERS, (II) DESIGNATING
                                                                               AND ESTABLISHING SERIES OR CLASSES IN ADDITION TO
                                                                               THE SERIES OR CLASSES ESTABLISHED IN THE MA
                                                                               DECLARATION, (III) HAVING THE PURPOSE OF CHANGING
                                                                               THE NAME OF THE TRUST, OR (IV) FOR THE PURPOSE OF
                                                                               SUPPLYING ANY OMISSION, CURING ANY AMBIGUITY OR
                                                                               CURING, CORRECTING OR SUPPLEMENTING ANY DEFECTIVE
                                                                               OR INCONSISTENT PROVISION CONTAINED IN THE MA
                                                                               DECLARATION.








                        By-Laws                                                By-Laws
                        THE DE BY-LAWS MAY BE RESTATED AND/OR AMENDED AT       THE MA BY-LAWS MAY BE RESTATED AND/OR AMENDED AT
                        ANY TIME, WITHOUT THE APPROVAL OF THE                  ANY TIME, WITHOUT THE APPROVAL OF THE
                        SHAREHOLDERS, BY AN INSTRUMENT IN WRITING SIGNED       SHAREHOLDERS, BY AN INSTRUMENT IN WRITING SIGNED
                        BY, OR A RESOLUTION OF, A MAJORITY OF THE THEN         BY, OR A RESOLUTION OF, A MAJORITY OF THE THEN
                        BOARD.                                                 BOARD OF TRUSTEES.

                        Certificate of Trust
                        PURSUANT TO THE DE DECLARATION, THE CERTIFICATE OF
                        TRUST MAY BE RESTATED AND/OR AMENDED BY A SIMILAR
                        PROCEDURE TO THAT STATED ABOVE FOR AMENDMENTS
                        AND/OR RESTATEMENTS OF THE DE DECLARATION.

PREEMPTIVE RIGHTS       UNDER THE DELAWARE ACT, A GOVERNING INSTRUMENT MAY      THE MA STATUTE CONTAINS NO SPECIFIC PROVISION WITH
AND REDEMPTION OF       CONTAIN ANY PROVISION RELATING TO THE RIGHTS,           RESPECT TO THE RIGHTS, DUTIES OR OBLIGATIONS OF
SHARES                  DUTIES AND OBLIGATIONS OF THE SHAREHOLDERS.             SHAREHOLDERS.
                        UNLESS OTHERWISE PROVIDED IN THE GOVERNING
                        INSTRUMENT, A SHAREHOLDER SHALL HAVE NO PREEMPTIVE
                        RIGHT TO SUBSCRIBE TO ANY ADDITIONAL ISSUE OF
                        SHARES OR ANOTHER INTEREST IN A DST.

                        UNLESS OTHERWISE PROVIDED IN THE TRUST'S                THE MA DECLARATION PROVIDES THAT SHAREHOLDERS
                        PROSPECTUS, AS AMENDED FROM TIME TO TIME, THE DE        SHALL HAVE NO PREEMPTIVE OR OTHER RIGHT TO
                        DECLARATION PROVIDES THAT NO SHAREHOLDER SHALL          SUBSCRIBE TO ANY ADDITIONAL SHARES OR OTHER
                        HAVE THE PREEMPTIVE OR OTHER RIGHT TO SUBSCRIBE         SECURITIES ISSUED BY THE TRUST.
                        FOR NEW OR ADDITIONAL SHARES OR OTHER SECURITIES
                        ISSUED BY THE DE TRUST OR ANY SERIES THEREOF.

                        THE DE TRUST SHALL REDEEM ITS SHARES OFFERED BY         THE MA DECLARATION PROVIDES THAT THE TRUST SHALL
                        ANY SHAREHOLDER FOR REDEMPTION, UPON THE                PURCHASE SUCH SHARES AS ARE OFFERED BY ANY
                        PRESENTATION OF A PROPER DOCUMENT AND REDEMPTION        SHAREHOLDER FOR REDEMPTION, UPON THE PRESENTATION
                        REQUEST TO THE DE TRUST OR ITS DESIGNATED AGENT OR      OF A PROPER INSTRUMENT OF TRANSFER TOGETHER WITH A
                        UNDER ANY OTHER REDEMPTION PROCEDURES AS THE BOARD      REQUEST DIRECTED TO THE TRUST OR A PERSON
                        AUTHORIZES. THE DE TRUST WILL PAY THE NET ASSET         DESIGNATED BY THE TRUST THAT THE TRUST PURCHASE
                        VALUE FOR THE SHARES REDEEMED, PURSUANT TO THE DE       SUCH SHARES OR IN ACCORDANCE WITH SUCH OTHER
                        BY-LAWS AND APPLICABLE LAW. THE DE TRUST WILL PAY       PROCEDURES FOR REDEMPTION AS THE TRUSTEES MAY FROM


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                         ---------------------------------------------------   --------------------------------------------------
                         THE SHAREHOLDER FOR THE REDEEMED SHARES WITHIN        TIME TO TIME AUTHORIZE. THE TRUST WILL PAY THE
                         SEVEN DAYS AFTER THE DATE THE REQUEST IS RECEIVED     NET ASSET VALUE NEXT DETERMINED OF THE SHARES, IN
                         IN PROPER FORM. THE DE TRUST IS NOT OBLIGATED TO      ACCORDANCE WITH THE BYLAWS, THE 1940 ACT AND THE
                         REDEEM SHARES AND THE BOARD MAY SUSPEND OR            RULES OF THE SECURITIES AND EXCHANGE COMMISSION
                         POSTPONE REDEMPTIONS OF SHARES WHEN THE NEW YORK      (THE "COMMISSION"), SUBJECT TO ANY CONTINGENT
                         STOCK EXCHANGE (THE "EXCHANGE") IS CLOSED FOR         DEFERRED SALES CHARGE OR REDEMPTION CHARGE IN
                         OTHER THAN WEEKENDS OR HOLIDAYS, WHEN TRADING ON      EFFECT AT THE TIME OF REDEMPTION. PAYMENT FOR
                         THE EXCHANGE IS RESTRICTED, OR DURING ANY NATIONAL    SAID SHARES SHALL BE MADE BY THE TRUST TO THE
                         FINANCIAL EMERGENCY WHICH MAKES IT IMPRACTICABLE      SHAREHOLDERS WITHIN SEVEN DAYS AFTER THE DATE ON
                         FOR ANY SERIES OF THE DE TRUST TO DISPOSE OF ITS      WHICH THE REQUEST IS MADE OR IN ACCORDANCE WITH
                         PORTFOLIO HOLDINGS OR TO DETERMINE FAIRLY THE         SUCH OTHER PROCEDURES, CONSISTENT WITH THE 1940
                         VALUE OF ITS THE NET ASSETS OR DURING ANY OTHER       ACT AND THE RULES OF THE COMMISSION, AS THE
                         PERIOD UNDER ORDER OF THE SECURITIES AND EXCHANGE     TRUSTEES MAY FROM TIME TO TIME AUTHORIZE. THE
                         COMMISSION ("SEC") FOR THE PROTECTION OF              TRUST MAY POSTPONE PAYMENT OF THE REDEMPTION PRICE
                         INVESTORS. IF THE SHAREHOLDER HAS CERTIFICATES        AND MAY SUSPEND THE RIGHT OF THE HOLDERS OF SHARES
                         FOR SHARES, THE SHAREHOLDER MUST, WITH ANY            OF ANY SERIES OR ANY CLASS TO REQUIRE THE TRUST TO
                         REDEMPTION REQUEST, SURRENDER ANY OUTSTANDING         REDEEM SHARES DURING ANY PERIOD OR AT ANY TIME
                         CERTIFICATE(S) IN FORM FOR TRANSFER, PROVIDE PROOF    WHEN AND TO THE EXTENT PERMISSIBLE UNDER THE 1940
                         OF THE AUTHENTICITY OF SIGNATURES AS REASONABLY       ACT. THE TRUST MAY ALSO PURCHASE OR REPURCHASE
                         REQUIRED AND PROVIDE PROPER STOCK TRANSFER STAMPS,    SHARES AT A PRICE NOT EXCEEDING THE NET ASSET
                         IF APPLICABLE.                                        VALUE OF SUCH SHARES IN EFFECT WHEN THE PURCHASE
                                                                               OR REPURCHASE OR ANY CONTRACT TO PURCHASE OR
                                                                               REPURCHASE IS MADE.

                         PAYMENTS FOR REDEEMED SHARES MAY BE MADE IN CASH,     THE REDEMPTION PRICE MAY IN ANY CASE BE PAID
                         OR, AT THE OPTION OF THE BOARD, OR AN AUTHORIZED      WHOLLY OR PARTLY IN KIND IF THE TRUSTEES DETERMINE
                         OFFICER OR OFFICERS, BE MADE IN KIND OR PARTIALLY     THAT SUCH PAYMENT IS ADVISABLE IN THE INTEREST OF
                         IN CASH AND PARTIALLY IN KIND. FOR ANY PAYMENT IN     THE REMAINING SHAREHOLDERS OF THE SERIES THE
                         KIND, THE BOARD, OR ITS DELEGATEE, HAS ABSOLUTE       SHARES OF WHICH ARE BEING REDEEMED. IN MAKING ANY
                         DISCRETION AS TO WHAT SECURITY OR SECURITIES OF       SUCH PAYMENT WHOLLY OR PARTLY IN KIND, THE TRUST
                         THE DE TRUST SHALL BE DISTRIBUTED IN KIND AND THE     SHALL, SO FAR AS MAY BE PRACTICABLE, DELIVER
                         AMOUNT OF THE SAME. IN-KIND SECURITIES WILL BE        ASSETS WHICH APPROXIMATE THE DIVERSIFICATION OF
                         VALUED AT THE VALUE AT WHICH THEY WERE APPRAISED      ALL OF THE ASSETS BELONGING AT THE TIME TO THE
                         FOR THE THEN CURRENT NET ASSET VALUE OF THE SHARES    SERIES THE SHARES OF WHICH ARE BEING REDEEMED.
                         OF THE DE TRUST, PROVIDED THAT ANY SHAREHOLDER WHO    SUBJECT TO THE FOREGOING, THE FAIR VALUE,
                         CANNOT LEGALLY, UNDER THE 1940 ACT OR EMPLOYEE        SELECTION AND QUANTITY OF SECURITIES OR OTHER
                         RETIREMENT INCOME SECURITY ACT, AS AMENDED            PROPERTY SO PAID OR DELIVERED AS ALL OR PART OF
                         ("ERISA"), ACQUIRE SECURITIES SO DISTRIBUTED IN       THE REDEMPTION PRICE MAY BE DETERMINED BY OR UNDER
                         KIND, SHALL RECEIVE CASH. SHAREHOLDERS SHALL BEAR     AUTHORITY OF THE TRUSTEES. IN NO CASE SHALL THE
                         THE EXPENSES OF IN-KIND TRANSACTIONS, INCLUDING,      TRUST BE LIABLE FOR ANY DELAY OF ANY CORPORATION
                         BUT NOT LIMITED TO, TRANSFER AGENCY FEES,             OR OTHER PERSON IN TRANSFERRING SECURITIES
                         CUSTODIAN FEES AND COSTS OF DISPOSITION OF SUCH       SELECTED FOR DELIVERY AS ALL OR PART OF ANY
                         SECURITIES. IF PAYMENT FOR REDEEMED SHARES IS NOT     PAYMENT IN KIND.
                         EXCLUSIVELY IN CASH, ANY SECURITIES DELIVERED IN
                         KIND WILL BE DELIVERED AS PROMPTLY TO EFFECT
                         TRANSFERS OF SUCH SECURITIES ON THE BOOKS OF THE
                         ISSUING CORPORATIONS AS PRACTICABLY CAN BE DONE,
                         WHICH MAY NOT NECESSARILY OCCUR WITHIN SUCH
                         SEVEN-DAY PERIOD. IN NO CASE IS THE DE TRUST LIABLE
                         FOR ANY DELAY BY ANY ISSUING CORPORATION OR OTHER
                         PERSON IN TRANSFERRING IN-KIND SECURITIES. THE
                         RIGHT OF ANY SHAREHOLDER TO RECEIVE DIVIDENDS OR
                         DISTRIBUTIONS ON SHARES REDEEMED AND ALL OTHER
                         RIGHTS OF SUCH SHAREHOLDER WITH RESPECT TO SHARES
                         REDEEMED, EXCEPT THE RIGHT TO RECEIVE PAYMENT FOR
                         SUCH SHARES, SHALL CEASE WHEN THE PURCHASE PRICE
                         OF SUCH SHARES IS FIXED.


                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           THE BOARD MAY, WITHOUT THE VOTE OR CONSENT OF THE    THE TRUST SHALL HAVE THE RIGHT AT ITS OPTION AND
                           SHAREHOLDERS, AND SUBJECT TO THE 1940 ACT, REDEEM    AT ANY TIME TO REDEEM SHARES OF ANY SHAREHOLDER AT
                           SHARES OR AUTHORIZE THE CLOSING OF ANY SHAREHOLDER   THE NET ASSET VALUE THEREOF AS DESCRIBED THE MA
                           ACCOUNT, SUBJECT TO SUCH CONDITIONS AS MAY BE        DECLARATION (I) IF AT SUCH TIME SUCH SHAREHOLDER
                           ESTABLISHED BY THE BOARD.                            OWNS SHARES OF ANY SERIES OR CLASS THEREOF HAVING
                                                                                AN AGGREGATE NET ASSET VALUE OF LESS THAN AN
                                                                                AMOUNT DETERMINED FROM TIME TO TIME BY THE
                                                                                TRUSTEES; OR (II) TO THE EXTENT THAT SUCH
                                                                                SHAREHOLDER OWN SHARES EQUAL TO OR IN EXCESS OF A
                                                                                PERCENTAGE DETERMINED FROM TIME TO TIME BY THE
                                                                                TRUSTEES OF THE OUTSTANDING SHARES OF THE TRUST OR
                                                                                OF ANY SERIES OR CLASS THEREOF.

DISSOLUTION AND            UNLESS DISSOLVED UNDER THE DE DECLARATION, THE DE    UNLESS TERMINATED AS DESCRIBED BELOW, THE TRUST
TERMINATION EVENTS         TRUST HAS A PERPETUAL EXISTENCE. THE DE TRUST MAY    SHALL CONTINUE WITHOUT LIMITATION OF TIME. THE
                           BE DISSOLVED AT ANY TIME BY VOTE OF A MAJORITY OF    TRUST MAY BE TERMINATED AT ANY TIME BY VOTE OF AT
                           THE SHARES OF THE DE TRUST ENTITLED TO VOTE OR BY    LEAST 66-2/3% OF THE SHARES OF EACH SERIES
                           THE BOARD BY WRITTEN NOTICE TO THE SHAREHOLDERS.     ENTITLED TO VOTE AND VOTING SEPARATELY BY SERIES
                           ANY SERIES MAY BE DISSOLVED AT ANY TIME BY VOTE OF   OR BY THE TRUSTEES BY WRITTEN NOTICE TO THE
                           A MAJORITY OF THE SHARES OF THAT SERIES OR BY THE    SHAREHOLDERS. ANY SERIES MAY BE TERMINATED AT ANY
                           BOARD BY WRITTEN NOTICE TO THE SHAREHOLDERS OF       TIME BY VOTE OF AT LEAST 66-2/3% OF THE SHARES OF
                           THAT SERIES.                                         THAT SERIES OR BY THE TRUSTEES BY WRITTEN NOTICE
                                                                                TO THE SHAREHOLDERS OF THAT SERIES.

LIQUIDATION UPON           UNDER THE DELAWARE ACT, A DST THAT HAS DISSOLVED     THE MASSACHUSETTS STATUTE DOES NOT CONTAIN
DISSOLUTION OR             SHALL FIRST PAY OR MAKE REASONABLE PROVISION TO      SPECIFIC PROVISIONS WITH RESPECT TO THE
TERMINATION                PAY ALL KNOWN CLAIMS AND OBLIGATIONS, INCLUDING      LIQUIDATION UPON DISSOLUTION OR TERMINATION OF AN
                           THOSE THAT ARE CONTINGENT, CONDITIONAL AND           MBT.
                           UNMATURED, AND ALL KNOWN CLAIMS AND OBLIGATIONS
                           FOR WHICH THE CLAIMANT IS UNKNOWN. ANY REMAINING
                           ASSETS SHALL BE DISTRIBUTED TO THE SHAREHOLDERS OR
                           AS OTHERWISE PROVIDED IN THE GOVERNING INSTRUMENT.

                           UNDER THE DELAWARE ACT, A SERIES THAT HAS
                           DISSOLVED SHALL FIRST PAY OR MAKE REASONABLE
                           PROVISION TO PAY ALL KNOWN CLAIMS AND OBLIGATIONS
                           OF THE SERIES, INCLUDING THOSE THAT ARE
                           CONTINGENT, CONDITIONAL AND UNMATURED, AND ALL
                           KNOWN CLAIMS AND OBLIGATIONS OF THE SERIES FOR
                           WHICH THE CLAIMANT IS UNKNOWN. ANY REMAINING
                           ASSETS OF THE SERIES SHALL BE DISTRIBUTED TO THE
                           SHAREHOLDERS OF SUCH SERIES OR AS OTHERWISE
                           PROVIDED IN THE GOVERNING INSTRUMENT.

                           THE DE DECLARATION PROVIDES THAT, UPON DISSOLUTION   THE MA DECLARATION PROVIDES THAT, UPON TERMINATION
                           OF THE DE TRUST, THE TRUSTEES SHALL (IN ACCORDANCE   OF THE TRUST (OR ANY SERIES, AS THE CASE MAY BE),
                           WITH THE DELAWARE ACT) PAY OR MAKE REASONABLE        AFTER PAYING OR OTHERWISE PROVIDING FOR ALL
                           PROVISION TO PAY ALL CLAIMS AND OBLIGATIONS OF       CHARGES, TAXES, EXPENSES AND LIABILITIES
                           EACH SERIES (OR THE PARTICULAR DISSOLVED SERIES,     BELONGING, SEVERALLY, TO EACH SERIES (OR THE
                           AS THE CASE MAY BE), INCLUDING ALL CONTINGENT,       APPLICABLE SERIES, AS THE CASE MAY BE), WHETHER


                                       Delaware Statutory Trust                            Massachusetts Business Trust
                        -----------------------------------------------------   --------------------------------------------------
                        CONDITIONAL OR UNMATURED CLAIMS AND OBLIGATIONS         DUE OR ACCRUED OR ANTICIPATED AS MAY BE DETERMINED
                        KNOWN TO THE DE TRUST, WHETHER OR NOT THE IDENTITY OF   BY THE TRUSTEES, THE TRUST SHALL IN ACCORDANCE
                        THE CLAIMANT IS KNOWN. IF THE SERIES HAS                WITH SUCH PROCEDURES AS THE TRUSTEES CONSIDER
                        SUFFICIENT ASSETS, SUCH CLAIMS, OBLIGATIONS AND,        APPROPRIATE REDUCE THE REMAINING ASSETS BELONGING,
                        IF ANY, PROVISIONS FOR PAYMENT WILL BE PAID IN          SEVERALLY, TO EACH SERIES (OR THE APPLICABLE
                        FULL. IF THE SERIES HAS INSUFFICIENT ASSETS, SUCH       SERIES, AS THE CASE MAY BE), TO DISTRIBUTABLE FORM
                        CLAIMS, OBLIGATIONS AND, IF ANY, PROVISIONS FOR         IN CASH OR SHARES OR OTHER SECURITIES, OR ANY
                        PAYMENT WILL BE PAID ACCORDING TO THEIR PRIORITY        COMBINATION THEREOF, AND DISTRIBUTE THE PROCEEDS
                        AND, AMONG CLAIMS AND OBLIGATIONS OF EQUAL              BELONGING TO EACH SERIES (OR THE APPLICABLE
                        PRIORITY, RATABLY TO THE EXTENT OF AVAILABLE            SERIES, AS THE CASE MY BE), TO THE SHAREHOLDERS OF
                        ASSETS. ANY REMAINING ASSETS (INCLUDING WITHOUT         THAT SERIES, RATABLY ACCORDING TO THE NUMBER OF
                        LIMITATION, CASH, SECURITIES OR ANY COMBINATION         SHARES OF THAT SERIES HELD BY THE SEVERAL
                        THEREOF) OF THE SERIES SHALL BE DISTRIBUTED TO THE      SHAREHOLDERS ON THE DATE OF TERMINATION.
                        SHAREHOLDERS OF SUCH SERIES, RATABLY ACCORDING TO
                        THE NUMBER OF SHARES OF SUCH SERIES HELD BY THE
                        SHAREHOLDERS ON THE RECORD DATE FOR SUCH
                        DISSOLUTION DISTRIBUTION.

VOTING RIGHTS,          UNDER THE DELAWARE ACT, THE GOVERNING INSTRUMENT        THE MASSACHUSETTS STATUTE DOES NOT CONTAIN
MEETINGS, NOTICE,       MAY SET FORTH ANY PROVISION RELATING TO TRUSTEE         SPECIFIC PROVISIONS WITH RESPECT TO THE VOTING
QUORUM, RECORD          AND SHAREHOLDER VOTING RIGHTS, INCLUDING THE            RIGHTS OF THE SHAREHOLDERS OF AN MBT.
DATES AND PROXIES       WITHHOLDING OF SUCH RIGHTS FROM CERTAIN TRUSTEES
                        OR SHAREHOLDERS. IF VOTING RIGHTS ARE GRANTED, THE
                        GOVERNING INSTRUMENT MAY CONTAIN ANY PROVISION
                        RELATING TO MEETINGS, NOTICE REQUIREMENTS, WRITTEN
                        CONSENTS, RECORD DATES, QUORUM REQUIREMENTS,
                        VOTING BY PROXY AND ANY OTHER MATTER PERTAINING TO
                        THE EXERCISE OF VOTING RIGHTS. THE GOVERNING
                        INSTRUMENT MAY ALSO PROVIDE FOR THE ESTABLISHMENT
                        OF RECORD DATES FOR ALLOCATIONS AND DISTRIBUTIONS
                        BY THE DST.

                        THE DE DECLARATION PROVIDES THAT, SUBJECT TO ITS        THE MA DECLARATION PROVIDES THAT SHAREHOLDERS
                        PROVISIONS REGARDING VOTING BY SERIES OR CLASS,         SHALL HAVE POWER TO VOTE ONLY (I) FOR THE ELECTION
                        THE SHAREHOLDERS HAVE THE POWER TO VOTE ONLY (I)        OF TRUSTEES AS PROVIDED IN THE MA DECLARATION,
                        FOR THE ELECTION OF TRUSTEES, INCLUDING FILLING         (II) WITH RESPECT TO ANY AMENDMENT OF THE MA
                        VACANCIES ON THE BOARD PURSUANT TO THE DE               DECLARATION TO THE EXTENT AND AS PROVIDED FOR
                        DECLARATION; (II) WITH RESPECT TO SUCH ADDITIONAL       THEREIN, (III) TO THE SAME EXTENT AS THE
                        MATTERS RELATING TO THE TRUST AS MAY BE REQUIRED        STOCKHOLDERS OF A MASSACHUSETTS BUSINESS
                        BY THE DE DECLARATION, DE BY-LAWS, 1940 ACT OR ANY      CORPORATION AS TO WHETHER OR NOT A COURT ACTION,
                        REGISTRATION STATEMENT OF THE DE TRUST FILED WITH THE   PROCEEDING OR CLAIM SHOULD BE OR SHOULD NOT BE
                        SEC; AND (III) ON SUCH OTHER MATTERS AS THE BOARD       BROUGHT OR MAINTAINED DERIVATIVELY OR AS A CLASS
                        MAY CONSIDER NECESSARY OR DESIRABLE.                    ACTION ON BEHALF OF THE TRUST OR THE SHAREHOLDERS,
                                                                                (IV) WITH RESPECT TO THE TERMINATION OF THE TRUST
                                                                                OR ANY SERIES TO THE EXTENT AND AS PROVIDED IN THE
                                                                                MA DECLARATION, AND (V) WITH RESPECT TO SUCH
                                                                                ADDITIONAL MATTERS RELATING TO THE TRUST AS MAY BE
                                                                                REQUIRED BY THE MA DECLARATION, THE MA BY-LAWS OR
                                                                                ANY REGISTRATION OF THE TRUST WITH THE COMMISSION
                                                                                (OR ANY SUCCESSOR AGENCY) OR ANY STATE, OR AS THE
                                                                                TRUSTEES MAY CONSIDER NECESSARY OR DESIRABLE.


                                         Delaware Statutory Trust                           Massachusetts Business Trust
                           ---------------------------------------------------   --------------------------------------------------
                                                                                 AT ANY TIME WHEN NO SHARES OF A SERIES OR CLASS
                                                                                 THEREOF ARE OUTSTANDING, THE TRUSTEES MAY EXERCISE
                                                                                 ALL RIGHTS OF SHAREHOLDERS OF THAT SERIES OR CLASS
                                                                                 THEREOF WITH RESPECT TO MATTERS AFFECTING THAT
                                                                                 SERIES AND MAY WITH RESPECT TO THAT SERIES OR
                                                                                 CLASS THEREOF TAKE ANY ACTION REQUIRED BY LAW, THE
                                                                                 MA DECLARATION OR THE MA BY-LAWS TO BE TAKEN BY
                                                                                 THE SHAREHOLDERS.


                           One Vote Per Share                                    One Vote Per Share
                           THE SHAREHOLDER OF RECORD (ON THE RECORD DATE         THE MA DECLARATION PROVIDES THAT EACH WHOLE SHARE
                           ESTABLISHED PURSUANT TO THE DE DECLARATION,           SHALL BE ENTITLED TO ONE VOTE AS TO ANY MATTER ON
                           ARTICLE V, SECTION 5) OF EACH SHARE SHALL BE          WHICH IT IS ENTITLED TO VOTE AND EACH FRACTIONAL
                           ENTITLED TO ONE VOTE FOR EACH FULL SHARE, AND A       SHARE SHALL BE ENTITLED TO A PROPORTIONATE
                           FRACTIONAL VOTE FOR EACH FRACTIONAL SHARE.            FRACTIONAL VOTE.

                           Voting by Series or Class                             Voting by Series or Class
                           THE DE DECLARATION PROVIDES THAT ALL SHARES OF THE    THE MA DECLARATION PROVIDES THAT, EXCEPT AS
                           DE TRUST ENTITLED TO VOTE ON A MATTER SHALL VOTE      OTHERWISE PROVIDED THEREIN, THE SHAREHOLDERS OF
                           ON THE MATTER, SEPARATELY BY SERIES AND, IF           ANY PARTICULAR SERIES OR CLASS SHALL NOT BE
                           APPLICABLE, BY CLASS; PROVIDED THAT: (I) WHERE THE    ENTITLED TO VOTE ON ANY MATTERS AS TO WHICH SUCH
                           1940 ACT REQUIRES ALL SHARES OF THE DE TRUST TO BE    SERIES OR CLASS IS NOT AFFECTED. ON ANY MATTER
                           VOTED IN THE AGGREGATE WITHOUT DIFFERENTIATION        SUBMITTED TO A VOTE OF SHAREHOLDERS, ALL SHARES OF
                           BETWEEN THE SEPARATE SERIES OR CLASSES, THEN ALL      THE TRUST THEN ENTITLED TO VOTE SHALL BE VOTED BY
                           OF THE DE TRUST'S SHARES SHALL VOTE IN THE            INDIVIDUAL SERIES AND CLASS THEREOF, UNLESS
                           AGGREGATE; AND (II) IF ANY MATTER AFFECTS ONLY THE    OTHERWISE REQUIRED BY THE 1940 ACT OR OTHER
                           INTERESTS OF SOME BUT NOT ALL SERIES OR CLASSES,      APPLICABLE LAW OR AS SPECIFICALLY REQUIRED UNDER
                           THEN ONLY THE SHAREHOLDERS OF SUCH AFFECTED SERIES    THE MA DECLARATION OR THE MA BYLAWS OR AS
                           OR CLASSES SHALL BE ENTITLED TO VOTE ON THE MATTER.   OTHERWISE DETERMINED BY THE TRUSTEES. IF ANY
                                                                                 QUESTION ON WHICH THE SHAREHOLDERS ARE ENTITLED TO
                                                                                 VOTE WOULD ADVERSELY AFFECT THE RIGHTS OF ANY
                                                                                 SERIES OR CLASS OF SHARES, THE VOTE OF A MAJORITY
                                                                                 (OR SUCH LARGER VOTE AS MAY BE REQUIRED) OF THE
                                                                                 SHARES OF SUCH SERIES OR CLASS WHICH ARE ENTITLED
                                                                                 TO VOTE, VOTING SEPARATELY, SHALL BE REQUIRED TO
                                                                                 DECIDE SUCH QUESTION.

                           Shareholders' Meetings                                Shareholders' Meetings
                           THE DELAWARE ACT DOES NOT MANDATE ANNUAL              THE MA STATUTE DOES NOT MANDATE THAT AN MBT HOLD
                           SHAREHOLDERS' MEETINGS.                               ANNUAL SHAREHOLDERS' MEETINGS.

                           THE DE DECLARATION PROVIDES THAT A SHAREHOLDERS'      THE MA DECLARATION PROVIDES THAT NO ANNUAL OR
                           MEETING MAY BE CALLED BY THE BOARD FOR THE PURPOSE    REGULAR MEETING OF SHAREHOLDERS IS REQUIRED. THE
                           OF ELECTING TRUSTEES, FOR SUCH OTHER PURPOSES AS      MA DECLARATION ALSO PROVIDES THAT MEETINGS OF THE
                           MAY BE PRESCRIBED BY LAW, THE DE DECLARATION OR       SHAREHOLDERS MAY BE CALLED BY THE TRUSTEES FOR THE
                           THE DE BY-LAWS, AND FOR THE PURPOSE OF TAKING         PURPOSE OF ELECTING TRUSTEES AS PROVIDED FOR
                           ACTION UPON ANY OTHER MATTER DEEMED BY THE BOARD      THEREIN AND FOR SUCH OTHER PURPOSES AS MAY BE
                           TO BE NECESSARY OR DESIRABLE. ALSO, A MEETING OF      PRESCRIBED BY LAW, BY THE MA DECLARATION OR BY THE
                           SHAREHOLDERS FOR THE PURPOSE OF ELECTING ONE OR       MA BY-LAWS. MEETINGS OF THE SHAREHOLDERS MAY ALSO
                           MORE TRUSTEES MAY BE CALLED, TO THE EXTENT            BE CALLED BY THE TRUSTEES FROM TIME TO TIME FOR
                           PROVIDED BY THE 1940 ACT AND THE RULES AND            THE PURPOSE OF TAKING ACTION UPON ANY OTHER MATTER
                           REGULATIONS THEREUNDER, BY THE SHAREHOLDERS.          DEEMED BY THE TRUSTEES TO BE NECESSARY OR


                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           THE DE BY-LAWS PROVIDE THAT A SHAREHOLDERS'          DESIRABLE. A MEETING OF SHAREHOLDERS MAY BE HELD
                           MEETING MAY BE CALLED AT ANY TIME BY THE BOARD,      AT ANY PLACE DESIGNATED BY THE TRUSTEES. WRITTEN
                           THE CHAIRPERSON OR THE PRESIDENT. IF THE TRUST IS    NOTICE OF ANY MEETING OF SHAREHOLDERS SHALL BE
                           REQUIRED UNDER THE 1940 ACT TO HOLD A                GIVEN OR CAUSED TO BE GIVEN BY THE TRUSTEES BY
                           SHAREHOLDERS' MEETING TO ELECT TRUSTEES, THE         MAILING SUCH NOTICE AT LEAST SEVEN DAYS BEFORE
                           MEETING SHALL BE DEEMED AN "ANNUAL MEETING" FOR      SUCH MEETING, POSTAGE PREPAID, STATING THE TIME
                           THAT YEAR FOR PURPOSES OF THE 1940 ACT.              AND PLACE OF THE MEETING, TO EACH SHAREHOLDER AT
                                                                                THE SHAREHOLDER'S ADDRESS AS IT APPEARS ON THE
                                                                                RECORDS OF THE TRUST. WHENEVER NOTICE OF A
                                                                                MEETING IS REQUIRED TO BE GIVEN TO A SHAREHOLDER
                                                                                UNDER THE MA DECLARATION OR THE MA BY-LAWS, A
                                                                                WRITTEN WAIVER THEREOF, EXECUTED BEFORE OR AFTER
                                                                                THE MEETING BY SUCH SHAREHOLDER OR HIS OR HER
                                                                                ATTORNEY THEREUNTO AUTHORIZED AND FILED WITH THE
                                                                                RECORDS OF THE MEETING, SHALL BE DEEMED EQUIVALENT
                                                                                TO SUCH NOTICE.

                                                                                THE MA BY-LAWS PROVIDE THAT A MEETING OF THE
                                                                                SHAREHOLDERS MAY BE CALLED AT ANY TIME BY THE
                                                                                BOARD OF TRUSTEES, THE CHAIRPERSON (AS DEFINED
                                                                                THEREIN) OR BY THE PRESIDENT (AS DEFINED THEREIN).
                                                                                IF THE TRUST IS REQUIRED, UNDER THE 1940 ACT, OR
                                                                                OTHERWISE, TO HOLD A SHAREHOLDERS' MEETING TO
                                                                                ELECT TRUSTEES, THE MEETING SHALL BE DEEMED AN
                                                                                "ANNUAL MEETING" FOR THAT YEAR, INCLUDING FOR
                                                                                PURPOSES OF THE 1940 ACT.

                           THE DE BY-LAWS PROVIDE THAT NOTICE OF ANY            THE MA BY-LAWS ALSO PROVIDE THAT ALL NOTICES OF
                           SHAREHOLDERS' MEETING SHALL BE SENT OR OTHERWISE     MEETINGS OF SHAREHOLDERS SHALL BE SENT OR
                           GIVEN NOT LESS THAN SEVEN NOR MORE THAN ONE          OTHERWISE GIVEN, (AS DESCRIBED BELOW) NOT LESS
                           HUNDRED AND TWENTY DAYS BEFORE THE DATE OF THE       THAN SEVEN (7) NOR MORE THAN ONE-HUNDRED TWENTY
                           MEETING. THE NOTICE SHALL SPECIFY (I) THE PLACE,     (120) DAYS BEFORE THE DATE OF THE MEETING. THE
                           DATE AND HOUR OF THE MEETING, AND (II) THE GENERAL   NOTICE SHALL SPECIFY (I) THE PLACE, DATE AND HOUR
                           NATURE OF THE BUSINESS TO BE TRANSACTED. THE         OF THE MEETING, AND (II) THE GENERAL NATURE OF THE
                           NOTICE OF ANY MEETING AT WHICH TRUSTEES ARE TO BE    BUSINESS TO BE TRANSACTED. THE NOTICE OF ANY
                           ELECTED ALSO SHALL INCLUDE THE NAME OF ANY           MEETING AT WHICH TRUSTEES ARE TO BE ELECTED ALSO
                           NOMINEE(S) WHO, AT THE TIME OF THE NOTICE, ARE       SHALL INCLUDE THE NAME OF ANY NOMINEE OR NOMINEES
                           INTENDED TO BE PRESENTED FOR ELECTION. EXCEPT WITH   WHOM AT THE TIME OF THE NOTICE ARE INTENDED TO BE
                           RESPECT TO ADJOURNMENTS AS PROVIDED IN THE DE        PRESENTED FOR ELECTION. EXCEPT WITH RESPECT TO
                           BY-LAWS, NO BUSINESS SHALL BE TRANSACTED AT SUCH     ADJOURNMENTS AS PROVIDED FOR IN THE MA BY-LAWS, NO
                           MEETING OTHER THAN THAT SPECIFIED IN THE NOTICE.     BUSINESS SHALL BE TRANSACTED AT SUCH MEETING OTHER
                                                                                THAN THAT SPECIFIED IN THE NOTICE.

                           NOTICE OF ANY SHAREHOLDERS' MEETING SHALL BE GIVEN   NOTICE OF ANY MEETING OF SHAREHOLDERS SHALL BE
                           EITHER PERSONALLY OR BY FIRST-CLASS MAIL, COURIER    GIVEN EITHER PERSONALLY OR BY FIRST-CLASS MAIL,
                           OR TELEGRAPHIC, FACSIMILE, ELECTRONIC MAIL OR        COURIER OR TELEGRAPHIC, FACSIMILE, ELECTRONIC MAIL
                           OTHER WRITTEN COMMUNICATION, CHARGES PREPAID,        OR OTHER WRITTEN COMMUNICATION, CHARGES PREPAID,
                           ADDRESSED TO THE SHAREHOLDER AT THE ADDRESS OF       ADDRESSED TO THE SHAREHOLDER AT THE ADDRESS OF
                           THAT SHAREHOLDER APPEARING ON THE BOOKS OF THE DE    THAT SHAREHOLDER APPEARING ON THE BOOKS OF THE
                           TRUST OR ITS TRANSFER AGENT OR GIVEN BY THE          TRUST OR ITS TRANSFER AGENT OR GIVEN BY THE
                           SHAREHOLDER TO THE DE TRUST FOR THE PURPOSE OF       SHAREHOLDER TO THE TRUST FOR THE PURPOSE OF
                           NOTICE. IF NO SUCH ADDRESS APPEARS ON THE DE         NOTICE. IF NO SUCH ADDRESS APPEARS ON THE TRUST'S
                           TRUST'S BOOKS OR IS GIVEN, NOTICE IS DEEMED TO       BOOKS OR IS GIVEN, NOTICE SHALL BE DEEMED TO HAVE




                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           HAVE BEEN GIVEN IF SENT TO THAT SHAREHOLDER BY       BEEN GIVEN IF SENT TO THAT SHAREHOLDER BY
                           FIRST-CLASS MAIL, COURIER, OR TELEGRAPHIC,           FIRST-CLASS MAIL, COURIER, OR TELEGRAPHIC,
                           FACSIMILE, ELECTRONIC MAIL OR OTHER WRITTEN          FACSIMILE, ELECTRONIC MAIL OR OTHER WRITTEN
                           COMMUNICATION TO THE DE TRUST'S PRINCIPAL            COMMUNICATION TO THE TRUST'S PRINCIPAL EXECUTIVE
                           EXECUTIVE OFFICE. NOTICE SHALL BE DEEMED TO HAVE     OFFICE. NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN
                           BEEN GIVEN AT THE TIME WHEN DELIVERED PERSONALLY     AT THE TIME WHEN DELIVERED PERSONALLY OR DEPOSITED
                           OR DEPOSITED IN THE MAIL, WITH A COURIER OR SENT     IN THE MAIL, WITH A COURIER OR SENT BY TELEGRAM,
                           BY TELEGRAM, FACSIMILE, ELECTRONIC MAIL OR OTHER     FACSIMILE, ELECTRONIC MAIL OR OTHER MEANS OF
                           MEANS OF WRITTEN COMMUNICATION.                      WRITTEN COMMUNICATION.

                           IF ANY NOTICE ADDRESSED TO A SHAREHOLDER, AT THE     IF ANY NOTICE ADDRESSED TO A SHAREHOLDER AT THE
                           ADDRESS ON RECORD WITH THE DE TRUST, IS RETURNED     ADDRESS OF THAT SHAREHOLDER APPEARING ON THE BOOKS
                           TO THE DE TRUST MARKED TO INDICATE THE NOTICE        OF THE TRUST IS RETURNED TO THE TRUST MARKED TO
                           CANNOT BE DELIVERED AT THAT ADDRESS, ALL FUTURE      INDICATE THAT THE NOTICE TO THE SHAREHOLDER CANNOT
                           NOTICES OR REPORTS SHALL BE DEEMED TO HAVE BEEN      BE DELIVERED AT THAT ADDRESS, ALL FUTURE NOTICES
                           DULY GIVEN WITHOUT FURTHER MAILING, OR SUBSTANTIAL   OR REPORTS SHALL BE DEEMED TO HAVE BEEN DULY GIVEN
                           EQUIVALENT THEREOF, IF SUCH NOTICES SHALL BE         WITHOUT FURTHER MAILING, OR SUBSTANTIAL EQUIVALENT
                           AVAILABLE TO THE SHAREHOLDER ON WRITTEN DEMAND OF    THEREOF, IF SUCH NOTICES SHALL BE AVAILABLE TO THE
                           THE SHAREHOLDER AT THE OFFICES OF THE DE TRUST FOR   SHAREHOLDER ON WRITTEN DEMAND OF THE SHAREHOLDER
                           ONE YEAR FROM THE DATE OF GIVING THE NOTICE.         AT THE PRINCIPAL EXECUTIVE OFFICE OF THE TRUST FOR
                                                                                A PERIOD OF ONE YEAR FROM THE DATE OF THE GIVING
                                                                                OF THE NOTICE.

                           Record Dates                                         Record Dates
                           AS SET FORTH ABOVE, THE DELAWARE ACT AUTHORIZES      THE MASSACHUSETTS STATUTE DOES NOT CONTAIN A
                           THE GOVERNING INSTRUMENT OF A DST TO SET FORTH ANY   SPECIFIC PROVISION THAT ADDRESSES THE RECORD DATES
                           PROVISION RELATING TO RECORD DATES.                  OF MEETINGS OF SHAREHOLDERS OF AN MBT.

                           THE DE DECLARATION PROVIDES THAT, FOR PURPOSES OF    THE MA DECLARATION PROVIDES THAT, FOR THE PURPOSE
                           DETERMINING THE SHAREHOLDERS ENTITLED TO NOTICE      OF DETERMINING THE SHAREHOLDERS WHO ARE ENTITLED
                           OF, OR TO VOTE AT, ANY SHAREHOLDERS' MEETING OR      TO VOTE OR ACT AT ANY MEETING OR ANY ADJOURNMENT
                           ENTITLED TO GIVE CONSENT TO ACTION WITHOUT A         THEREOF, THE TRUSTEES MAY FROM TIME TO TIME FIX A
                           MEETING, THE BOARD MAY FIX IN ADVANCE A RECORD       TIME AS THE RECORD DATE FOR DETERMINING THE
                           DATE THAT MAY NOT BE MORE THAN ONE HUNDRED AND       SHAREHOLDERS HAVING THE RIGHT TO NOTICE OF AND TO
                           EIGHTY DAYS NOR LESS THAN SEVEN DAYS BEFORE THE      VOTE AT SUCH MEETING AND ANY ADJOURNMENT THEREOF,
                           DATE OF THE SHAREHOLDERS' MEETING.                   AND IN SUCH CASE ONLY SHAREHOLDERS OF RECORD ON
                                                                                THE RECORD DATE SHALL HAVE SUCH RIGHT,
                                                                                NOTWITHSTANDING ANY TRANSFER OF SHARES ON THE
                                                                                BOOKS OF THE TRUST AFTER THE RECORD DATE. WITHOUT
                                                                                FIXING A RECORD DATE, THE TRUSTEES MAY CLOSE THE
                                                                                REGISTER OR TRANSFER BOOKS FOR ALL OR ANY PART OF
                                                                                THE PERIOD BETWEEN A RECORD DATE AND A MEETING OF
                                                                                SHAREHOLDERS. THE MA DECLARATION FURTHER PROVIDES
                                                                                THAT NOTHING CONTAINED THEREIN SHALL BE CONSTRUED
                                                                                AS PRECLUDING THE TRUSTEES FROM SETTING DIFFERENT
                                                                                RECORD DATES FOR DIFFERENT SERIES.

                           PURSUANT TO THE DE DECLARATION, IF THE BOARD DOES    THE MA BY-LAWS PROVIDE THAT THE BOARD OF TRUSTEES
                           NOT FIX A RECORD DATE: (I) THE RECORD DATE FOR       MAY FIX A DATE NOT MORE THAN NINETY (90) DAYS
                           DETERMINING SHAREHOLDERS ENTITLED TO NOTICE OF,      BEFORE THE DATE OF A MEETING OF SHAREHOLDERS. IN
                           AND TO VOTE AT, A MEETING WILL BE AT THE CLOSE OF    THE ABSENCE OF SUCH FIXED RECORD DATE: (I) THE
                           BUSINESS ON THE BUSINESS DAY NEXT PRECEDING THE      DATE FOR DETERMINATION OF SHAREHOLDERS SHALL BE
                           DAY ON WHICH NOTICE IS GIVEN, OR, IF NOTICE IS       THE LATER OF THE CLOSE OF BUSINESS ON THE DAY ON


                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           WAIVED, AT THE CLOSE OF BUSINESS ON THE BUSINESS     WHICH NOTICE OF THE MEETING IS MAILED OR THE
                           DAY WHICH IS FIVE BUSINESS DAYS NEXT PRECEDING TO    THIRTIETH DAY BEFORE THE MEETING; AND (II) THE
                           THE DAY ON WHICH THE MEETING IS HELD; AND (II) THE   DATE FOR DETERMINING SHAREHOLDERS ENTITLED TO
                           RECORD DATE FOR DETERMINING SHAREHOLDERS ENTITLED    RECEIVE PAYMENT OF A DIVIDEND OR AN ALLOTMENT OF
                           TO GIVE CONSENT TO ACTION IN WRITING WITHOUT A       ANY RIGHTS SHALL BE THE CLOSE OF BUSINESS ON THE
                           MEETING, (A) WHEN NO PRIOR ACTION BY THE BOARD HAS   DAY ON WHICH THE RESOLUTION OF THE BOARD OF
                           BEEN TAKEN, SHALL BE THE DAY ON WHICH THE FIRST      TRUSTEES IS ADOPTED.
                           WRITTEN CONSENT IS GIVEN, OR (B) WHEN PRIOR ACTION
                           OF THE BOARD HAS BEEN TAKEN, SHALL BE THE CLOSE OF
                           BUSINESS ON THE DAY ON WHICH THE BOARD ADOPTS THE
                           RESOLUTION TAKING SUCH PRIOR ACTION OR THE
                           SEVENTY-FIFTH DAY BEFORE THE DATE OF SUCH OTHER
                           ACTION, WHICHEVER IS LATER.

                           TO DETERMINE THE SHAREHOLDERS OF THE DE TRUST OR
                           ANY SERIES OR CLASS THEREOF ENTITLED TO PAYMENT OF
                           A DIVIDEND OR ANY OTHER DISTRIBUTION OF ASSETS OF
                           THE DE TRUST OR ANY SERIES OR CLASS THEREOF, THE
                           DE DECLARATION AUTHORIZES THE BOARD, FROM TIME TO
                           TIME, TO FIX A RECORD DATE, WHICH SHALL BE BEFORE
                           THE DATE FOR THE PAYMENT OF SUCH DIVIDEND OR SUCH
                           OTHER DISTRIBUTION. THE BOARD MAY SET DIFFERENT
                           RECORD DATES FOR DIFFERENT SERIES OR CLASSES.

                           Quorum for Shareholders' Meeting                     Quorum for Shareholders' Meeting
                           TO TRANSACT BUSINESS AT A SHAREHOLDERS' MEETING,     THE MA DECLARATION PROVIDES THAT, EXCEPT WHEN A
                           THE DE DECLARATION PROVIDES THAT, EXCEPT WHEN A      LARGER QUORUM IS REQUIRED BY THE 1940 ACT OR OTHER
                           LARGER QUORUM IS REQUIRED BY APPLICABLE LAW,         APPLICABLE LAW, THE MA BY-LAWS OR THE MA
                           THIRTY-THREE AND ONE-THIRD PERCENT OF THE SHARES     DECLARATION, 10% OF THE SHARES ENTITLED TO VOTE
                           PRESENT IN PERSON OR REPRESENTED BY PROXY AND        SHALL CONSTITUTE A QUORUM AT A SHAREHOLDERS'
                           ENTITLED TO VOTE AT THE MEETING SHALL CONSTITUTE A   MEETING. ANY MEETING OF SHAREHOLDERS MAY BE
                           QUORUM AT SUCH MEETING. WHEN A SEPARATE VOTE BY      ADJOURNED FROM TIME TO TIME BY A MAJORITY OF THE
                           ONE OR MORE SERIES OR CLASSES IS REQUIRED,           VOTES PROPERLY CAST UPON THE QUESTION, WHETHER OR
                           THIRTY-THREE AND ONE-THIRD PERCENT OF THE SHARES     NOT A QUORUM IS PRESENT, AND THE MEETING MAY BE
                           OF EACH SUCH SERIES OR CLASS PRESENT IN PERSON OR    HELD AS ADJOURNED WITHIN A REASONABLE TIME AFTER
                           REPRESENTED BY PROXY AND ENTITLED TO VOTE SHALL      THE DATE SET FOR THE ORIGINAL MEETING WITHOUT
                           CONSTITUTE A QUORUM AT SUCH SERIES OR CLASS          FURTHER NOTICE.
                           SHAREHOLDERS' MEETING.

                           Shareholder Vote                                     Shareholder Vote
                           THE DE DECLARATION PROVIDES THAT, SUBJECT TO ANY     THE MA BY-LAWS PROVIDE THAT, WHEN A QUORUM IS
                           PROVISION OF THE DE DECLARATION, THE DE BY-LAWS OR   PRESENT AT ANY MEETING, A MAJORITY OF THE SHARES
                           APPLICABLE LAW THAT REQUIRES A DIFFERENT VOTE: (I)   VOTED SHALL DECIDE ANY QUESTIONS AND A PLURALITY
                           IN ALL MATTERS OTHER THAN THE ELECTION OF            SHALL ELECT A TRUSTEE, EXCEPT WHEN A LARGER VOTE
                           TRUSTEES, THE AFFIRMATIVE VOTE OF THE MAJORITY OF    IS REQUIRED BY ANY PROVISION OF THE MA
                           VOTES CAST AT A SHAREHOLDERS' MEETING AT WHICH A     DECLARATION, THE MA BY-LAWS OR THE 1940 ACT OR
                           QUORUM IS PRESENT SHALL BE THE ACT OF THE            OTHER APPLICABLE LAW.
                           SHAREHOLDERS; AND (II) TRUSTEES SHALL BE ELECTED
                           BY A PLURALITY OF THE VOTES CAST AT A
                           SHAREHOLDERS' MEETING AT WHICH A QUORUM IS
                           PRESENT.

                           Shareholder Vote on Certain Transactions             Shareholder Vote on Certain Transactions
                           PURSUANT TO THE DE DECLARATION, THE BOARD, BY ACT    THE MA DECLARATION PROVIDES THAT THE TRUSTEES MAY
                           OF A MAJORITY OF THE TRUSTEES, MAY CAUSE THE         CAUSE THE ASSETS OF THE TRUST OR THE ASSETS OF ANY
                           MERGER OR CONSOLIDATION WITH OR INTO ONE OR MORE     ONE OR MORE SERIES TO BE MERGED INTO OR
                           STATUTORY TRUSTS OR OTHER BUSINESS ENTITIES          CONSOLIDATED WITH ANOTHER TRUST OR COMPANY, OR TO
                           FORMED, ORGANIZED OR EXISTING UNDER THE LAWS OF      THE TRUST TO BE HELD AS ASSETS BELONGING TO


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          THE STATE OF DELAWARE, ANY OTHER STATE, THE UNITED   ANOTHER SERIES, OR ITS SHARES EXCHANGED UNDER OR
                          STATES OR ANY FOREIGN COUNTRY OR OTHER FOREIGN       PURSUANT TO ANY STATE OR FEDERAL STATUTE, IF ANY,
                          JURISDICTION. ANY SUCH MERGER OR CONSOLIDATION       OR OTHERWISE TO THE EXTENT PERMITTED BY LAW, IF
                          SHALL NOT REQUIRE THE VOTE OF THE SHAREHOLDERS       SUCH MERGER OR CONSOLIDATION OR SHARE EXCHANGE HAS
                          AFFECTED THEREBY, UNLESS SUCH VOTE IS REQUIRED BY    BEEN AUTHORIZED BY VOTE OF A MAJORITY OF THE
                          THE 1940 ACT, OR UNLESS SUCH MERGER OR               OUTSTANDING SHARES, AS SUCH PHRASE IS DEFINED IN
                          CONSOLIDATION WOULD RESULT IN AN AMENDMENT OF THE    THE 1940 ACT; PROVIDED THAT IN ALL RESPECTS NOT
                          DE DECLARATION THAT WOULD OTHERWISE REQUIRE THE      GOVERNED BY STATUTE OR APPLICABLE LAW, THE
                          APPROVAL OF SUCH SHAREHOLDERS. ALSO, THE BOARD,      TRUSTEES SHALL HAVE POWER TO PRESCRIBE THE
                          BY ACT OF A MAJORITY OF THE TRUSTEES, MAY CAUSE      PROCEDURE NECESSARY OR APPROPRIATE TO ACCOMPLISH A
                          (I) THE DE TRUST TO CONVERT TO A COMMON-LAW TRUST,   SALE OF ASSETS, MERGER OR CONSOLIDATION.
                          A GENERAL PARTNERSHIP, LIMITED PARTNERSHIP OR A
                          LIMITED LIABILITY COMPANY ORGANIZED, FORMED OR
                          CREATED UNDER DELAWARE STATE LAW AS PERMITTED
                          UNDER THE DELAWARE ACT; (II) THE SHARES OF THE DE
                          TRUST OR ANY SERIES TO BE CONVERTED INTO
                          BENEFICIAL INTERESTS IN ANOTHER STATUTORY TRUST
                          (OR SERIES THEREOF) CREATED PURSUANT TO THE DE
                          DECLARATION; (III) THE SHARES TO BE EXCHANGED
                          UNDER OR PURSUANT TO ANY STATE OR FEDERAL STATUTE
                          TO THE EXTENT PERMITTED BY LAW; OR (IV) THE DE
                          TRUST TO SELL OR TRANSFER ALL OR SUBSTANTIALLY ALL
                          OF THE ASSETS OF THE DE TRUST OR ANY ONE OR MORE
                          OF ITS SERIES TO ANOTHER TRUST, STATUTORY TRUST,
                          PARTNERSHIP, LIMITED PARTNERSHIP, LIMITED
                          LIABILITY COMPANY, ASSOCIATION OR CORPORATION
                          ORGANIZED UNDER THE LAWS OF ANY STATE, OR TO ONE
                          OR MORE SEPARATE SERIES THEREOF, OR TO THE DE
                          TRUST TO BE HELD AS ASSETS OF ONE OR MORE OTHER
                          SERIES OF THE DE TRUST, IN EXCHANGE FOR CASH,
                          SHARES OR OTHER SECURITIES (WHICH MAY INCLUDE
                          SHARES OF SUCH OTHER SERIES) WHETHER OR NOT SUCH
                          SALE OR TRANSFER IS SUBJECT TO THE LIABILITIES OF
                          THE SERIES THE ASSETS OF WHICH ARE SO SOLD OR
                          TRANSFERRED; PROVIDED THAT, IF REQUIRED BY THE
                          1940 ACT, NO SUCH STATUTORY CONVERSION, SHARE
                          CONVERSION, SHARE EXCHANGE OR SALE OR TRANSFER OF
                          ASSETS SHALL BE EFFECTIVE UNLESS APPROVED (AT A
                          SHAREHOLDERS' MEETING CALLED FOR THAT PURPOSE) BY
                          THE "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING
                          SECURITIES," AS DEFINED IN THE 1940 ACT, OF THE DE
                          TRUST OR SERIES, AS APPLICABLE.

                          Cumulative Voting                                    Cumulative Voting
                          THE DE DECLARATION PROVIDES THAT SHAREHOLDERS ARE    THE MA DECLARATION PROVIDES THAT THERE SHALL BE NO
                          NOT ENTITLED TO CUMULATIVE VOTING IN THE ELECTION    CUMULATIVE VOTING IN THE ELECTION OF TRUSTEES.
                          OF TRUSTEES OR ON ANY OTHER MATTER.

                          Proxies                                              Proxies
                          UNDER THE DELAWARE ACT, UNLESS OTHERWISE PROVIDED    THE MA STATUTE DOES NOT CONTAIN SPECIFIC
                          IN THE GOVERNING INSTRUMENT OF A DST, ON ANY         PROVISIONS WITH RESPECT TO THE SHAREHOLDERS OF AN
                          MATTER THAT IS TO BE VOTED ON BY THE TRUSTEES OR     MBT VOTING BY PROXY.
                          THE SHAREHOLDERS, THE TRUSTEES OR SHAREHOLDERS (AS
                          APPLICABLE) MAY VOTE IN PERSON OR BY PROXY AND       THE MA DECLARATION PROVIDES THAT SHARES MAY BE
                          SUCH PROXY MAY BE GRANTED IN WRITING, BY MEANS OF    VOTED IN PERSON OR BY PROXY. A PROXY WITH RESPECT


                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           "ELECTRONIC TRANSMISSION" (AS DEFINED IN THE         TO SHARES HELD IN THE NAME OF TWO OR MORE PERSONS
                           DELAWARE ACT) OR AS OTHERWISE PERMITTED BY           SHALL BE VALID IF EXECUTED BY ANY ONE OF THEM
                           APPLICABLE LAW. UNDER THE DELAWARE ACT, THE TERM     UNLESS AT OR PRIOR TO EXERCISE OF THE PROXY THE
                           "ELECTRONIC TRANSMISSION" IS DEFINED AS ANY FORM     TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE
                           OF COMMUNICATION NOT DIRECTLY INVOLVING THE          CONTRARY FROM ANY ONE OF THEM. A PROXY PURPORTING
                           PHYSICAL TRANSMISSION OF PAPER THAT CREATES A        TO BE EXECUTED BY OR ON BEHALF OF A SHAREHOLDER
                           RECORD THAT MAY BE RETAINED, RETRIEVED AND           SHALL BE DEEMED VALID UNLESS CHALLENGED AT OR
                           REVIEWED BY A RECIPIENT THEREOF AND THAT MAY BE      PRIOR TO ITS EXERCISE AND THE BURDEN OF PROVING
                           DIRECTLY REPRODUCED IN PAPER FORM BY SUCH A          THE INVALIDITY SHALL REST ON THE CHALLENGER.
                           RECIPIENT THROUGH AN AUTOMATED PROCESS.

                           THE DE DECLARATION PROVIDES THAT SHARES MAY BE       THE MA BY-LAWS PROVIDE THAT EVERY SHAREHOLDER
                           VOTED IN PERSON OR BY PROXY. THE DE BY-LAWS          ENTITLED TO VOTE FOR TRUSTEES OR ON ANY OTHER
                           PERMIT A SHAREHOLDER TO AUTHORIZE ANOTHER            MATTER SHALL HAVE THE RIGHT TO DO SO EITHER IN
                           PERSON(S) TO ACT AS PROXY BY SIGNING THE PROXY AND   PERSON OR BY ONE OR MORE AGENTS AUTHORIZED BY A
                           FILING IT WITH THE SECRETARY OF THE DE TRUST. A      WRITTEN PROXY SIGNED BY THE SHAREHOLDER AND FILED
                           PROXY IS DEEMED SIGNED IF THE SHAREHOLDER'S NAME     WITH THE SECRETARY OF THE TRUST. A PROXY SHALL BE
                           IS PLACED ON THE PROXY (WHETHER BY MANUAL            DEEMED SIGNED IF THE SHAREHOLDER'S NAME IS PLACED
                           SIGNATURE, TYPEWRITING, TELEGRAPHIC TRANSMISSION,    ON THE PROXY (WHETHER BY MANUAL SIGNATURE,
                           ELECTRONIC TRANSMISSION OR OTHERWISE) BY THE         TYPEWRITING, TELEGRAPHIC TRANSMISSION OR
                           SHAREHOLDER OR THE SHAREHOLDER'S                     OTHERWISE) BY THE SHAREHOLDER OR THE SHAREHOLDER'S
                           ATTORNEY-IN-FACT. A VALIDLY EXECUTED PROXY THAT      ATTORNEY-IN-FACT. A VALIDLY EXECUTED PROXY WHICH
                           DOES NOT STATE THAT IT IS IRREVOCABLE CONTINUES IN   DOES NOT STATE THAT IT IS IRREVOCABLE SHALL
                           FULL FORCE AND EFFECT UNLESS (I) REVOKED BY THE      CONTINUE IN FULL FORCE AND EFFECT UNLESS (I)
                           SHAREHOLDER EXECUTING IT BY A WRITTEN NOTICE         REVOKED BY THE SHAREHOLDER EXECUTING IT BY A
                           DELIVERED TO THE DE TRUST PRIOR TO THE EXERCISE OF   WRITTEN NOTICE DELIVERED TO THE TRUST PRIOR TO THE
                           THE PROXY OR BY THE SHAREHOLDER'S EXECUTION OF A     EXERCISE OF THE PROXY OR BY THE SHAREHOLDER'S
                           SUBSEQUENT PROXY OR ATTENDANCE AND VOTE IN PERSON    EXECUTION OF A SUBSEQUENT PROXY OR ATTENDANCE AND
                           AT THE MEETING; OR (II) WRITTEN NOTICE OF THE        VOTE IN PERSON AT THE MEETING; OR (II) WRITTEN
                           DEATH OR INCAPACITY OF THE SHAREHOLDER IS RECEIVED   NOTICE OF THE DEATH OR INCAPACITY OF THE
                           BY THE DE TRUST BEFORE THE PROXY'S VOTE IS           SHAREHOLDER IS RECEIVED BY THE TRUST BEFORE THE
                           COUNTED. UNLESS A PROXY EXPRESSLY PROVIDES           PROXY'S VOTE IS COUNTED; PROVIDED, HOWEVER, THAT
                           OTHERWISE, IT IS NOT VALID MORE THAN ELEVEN MONTHS   NO PROXY SHALL BE VALID AFTER THE EXPIRATION OF
                           AFTER ITS DATE. IN ADDITION, THE DE BY-LAWS          ELEVEN (11) MONTHS FROM THE DATE OF THE PROXY
                           PROVIDE THAT THE REVOCABILITY OF A PROXY THAT        UNLESS OTHERWISE PROVIDED IN THE PROXY. THE
                           STATES ON ITS FACE THAT IT IS IRREVOCABLE SHALL BE   REVOCABILITY OF A PROXY THAT STATES ON ITS FACE
                           GOVERNED BY THE PROVISIONS OF THE GENERAL            THAT IT IS IRREVOCABLE SHALL BE GOVERNED BY THE
                           CORPORATION LAW OF THE STATE OF DELAWARE.            APPLICABLE PROVISIONS OF THE BUSINESS CORPORATION
                                                                                LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                           THE DE BY-LAWS PROVIDE THAT THE DE TRUST MAY         THE MA BY-LAWS FURTHER PROVIDE THAT, WITH RESPECT
                           ACCEPT PROXIES BY ELECTRONIC TRANSMISSION (AS        TO ANY SHAREHOLDERS' MEETING, THE TRUST MAY ACCEPT
                           DEFINED IN THE DELAWARE ACT) OR TELEPHONIC,          PROXIES BY ANY ELECTRONIC, TELEPHONIC,
                           COMPUTERIZED, TELECOMMUNICATIONS OR ANY OTHER        COMPUTERIZED, TELECOMMUNICATIONS OR OTHER
                           REASONABLE ALTERNATIVE TO THE EXECUTION OF A         REASONABLE ALTERNATIVE TO THE EXECUTION OF A
                           WRITTEN INSTRUMENT AUTHORIZING THE PROXY TO ACT,     WRITTEN INSTRUMENT AUTHORIZING THE PROXY TO ACT,
                           PROVIDED THE SHAREHOLDER'S AUTHORIZATION IS          PROVIDED THE SHAREHOLDER'S AUTHORIZATION IS
                           RECEIVED WITHIN ELEVEN MONTHS BEFORE THE MEETING.    RECEIVED WITHIN ELEVEN (11) MONTHS BEFORE THE
                           A PROXY WITH RESPECT TO SHARES HELD IN THE NAME OF   MEETING. A PROXY WITH RESPECT TO SHARES HELD IN
                           TWO OR MORE PERSONS IS VALID IF EXECUTED BY ANY      THE NAME OF TWO OR MORE PERSONS SHALL BE VALID IF
                           ONE OF THEM UNLESS AT OR PRIOR TO EXERCISE OF THE    EXECUTED BY ANY ONE OF THEM UNLESS AT OR PRIOR TO
                           PROXY THE DE TRUST RECEIVES A SPECIFIC WRITTEN       EXERCISE OF THE PROXY THE TRUST RECEIVES A
                           NOTICE TO THE CONTRARY FROM ANY ONE OF THEM. A       SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY
                           PROXY PURPORTING TO BE EXECUTED BY OR ON BEHALF OF   ONE OF THEM. A PROXY PURPORTING TO BE EXECUTED BY
                           A SHAREHOLDER SHALL BE DEEMED VALID UNLESS           OR ON BEHALF OF A SHAREHOLDER SHALL BE DEEMED
                           CHALLENGED AT OR PRIOR TO ITS EXERCISE AND THE       VALID UNLESS CHALLENGED AT OR PRIOR TO ITS
                           BURDEN OF PROVING INVALIDITY SHALL REST WITH THE     EXERCISE AND THE BURDEN OF PROVING INVALIDITY
                           CHALLENGER.                                          SHALL REST WITH THE CHALLENGER.


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          Action by Written Consent                            Action by Written Consent
                          UNDER THE DELAWARE ACT, UNLESS OTHERWISE PROVIDED    THE MA STATUTE DOES NOT CONTAIN SPECIFIC
                          IN THE GOVERNING INSTRUMENT OF A DST, ON ANY         PROVISIONS WITH RESPECT TO ACTION TAKEN BY WRITTEN
                          MATTER THAT IS TO BE VOTED ON BY THE TRUSTEES OR     CONSENT OF THE SHAREHOLDERS OR THE TRUSTEES OF AN
                          THE SHAREHOLDERS, SUCH ACTION MAY BE TAKEN WITHOUT   MBT.
                          A MEETING, WITHOUT PRIOR NOTICE AND WITHOUT A VOTE
                          IF A WRITTEN CONSENT(S), SETTING FORTH THE ACTION
                          TAKEN, IS (ARE) SIGNED BY THE TRUSTEES OR
                          SHAREHOLDERS (AS APPLICABLE) HAVING NOT LESS THAN
                          THE MINIMUM NUMBER OF VOTES THAT WOULD BE
                          NECESSARY TO TAKE SUCH ACTION AT A MEETING AT
                          WHICH ALL TRUSTEES OR INTERESTS IN THE DST (AS
                          APPLICABLE) ENTITLED TO VOTE ON SUCH ACTION WERE
                          PRESENT AND VOTED. UNLESS OTHERWISE PROVIDED IN
                          THE GOVERNING INSTRUMENT, A CONSENT TRANSMITTED BY
                          "ELECTRONIC TRANSMISSION" (AS DEFINED IN THE
                          DELAWARE ACT) BY A TRUSTEE OR SHAREHOLDER (AS
                          APPLICABLE) OR BY A PERSON(S) AUTHORIZED TO ACT
                          FOR A TRUSTEE OR SHAREHOLDER (AS APPLICABLE) WILL
                          BE DEEMED TO BE WRITTEN AND SIGNED FOR THIS
                          PURPOSE.

                          Shareholders. THE DE DECLARATION AUTHORIZES          Shareholders. THE MA DECLARATION PROVIDES THAT
                          SHAREHOLDERS TO TAKE ACTION WITHOUT A MEETING AND    ANY ACTION TAKEN BY SHAREHOLDERS MAY BE TAKEN
                          WITHOUT PRIOR NOTICE IF A WRITTEN CONSENT(S)         WITHOUT A MEETING IF SHAREHOLDERS HOLDING A
                          SETTING FORTH THE ACTION TAKEN IS (ARE) SIGNED BY    MAJORITY OF THE SHARES ENTITLED TO VOTE ON THE
                          THE HOLDERS OF NOT LESS THAN THE MINIMUM NUMBER OF   MATTER (OR SUCH LARGER PROPORTION THEREOF AS SHALL
                          VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE   BE REQUIRED BY ANY EXPRESS PROVISION OF THE MA
                          THAT ACTION AT A MEETING AT WHICH ALL SHARES         DECLARATION OR BY THE MA BYLAWS) AND/OR HOLDING A
                          ENTITLE TO VOTE ON THAT ACTION WERE PRESENT AND      MAJORITY (OR SUCH LARGER PROPORTION AS AFORESAID)
                          VOTED. ANY SHAREHOLDER GIVING A WRITTEN CONSENT,     OF THE SHARES OF ANY SERIES OR CLASS ENTITLED TO
                          THE SHAREHOLDER'S PROXY HOLDERS, OR A PERSONAL       VOTE SEPARATELY ON THE MATTER CONSENT TO THE
                          REPRESENTATIVE OF THE SHAREHOLDER MAY REVOKE THE     ACTION IN WRITING AND SUCH WRITTEN CONSENTS ARE
                          CONSENT BY A WRITING RECEIVED BY THE SECRETARY OF    FILED WITH THE RECORDS OF THE MEETINGS OF
                          THE DE TRUST BEFORE WRITTEN CONSENTS OF THE NUMBER   SHAREHOLDERS. SUCH CONSENT SHALL BE TREATED FOR
                          OF SHARES REQUIRED TO AUTHORIZE THE PROPOSED         ALL PURPOSES AS A VOTE TAKEN AT A MEETING OF
                          ACTION HAVE BEEN FILED WITH THE SECRETARY. IF THE    SHAREHOLDERS.
                          CONSENTS OF ALL SHAREHOLDERS ENTITLED TO VOTE HAVE
                          NOT BEEN SOLICITED IN WRITING AND IF THE UNANIMOUS
                          WRITTEN CONSENT OF ALL SUCH SHAREHOLDERS HAVE NOT
                          BEEN RECEIVED, THE SECRETARY SHALL GIVE PROMPT
                          NOTICE OF THE ACTION TAKEN WITHOUT A MEETING TO
                          SUCH SHAREHOLDERS. THIS NOTICE SHALL BE GIVEN IN
                          THE MANNER SPECIFIED IN THE DE BY-LAWS.

                          Board of Trustees. THE DE DECLARATION AUTHORIZES     Board of Trustees. THE MA BY-LAWS PROVIDE THAT,
                          THE BOARD OR ANY COMMITTEE OF THE BOARD TO TAKE      EXCEPT AS REQUIRED BY LAW, INCLUDING THE 1940 ACT
                          ACTION WITHOUT A MEETING IF A MAJORITY OF THE        AND THE RULES AND REGULATIONS THEREUNDER, ON ANY
                          MEMBERS OF THE BOARD, OR COMMITTEE THEREOF, AS THE   MATTER REQUIRED OR PERMITTED TO BE VOTED ON BY THE
                          CASE MAY BE, COLLECTIVELY CONSENT IN WRITING TO      BOARD OF TRUSTEES OR A COMMITTEE OF THE BOARD OF
                          THAT ACTION.                                         TRUSTEES, THE BOARD OF TRUSTEES OR COMMITTEE


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          THE DE BY-LAWS PROVIDE THAT, EXCEPT AS REQUIRED BY   THEREOF MAY TAKE SUCH ACTION WITHOUT A MEETING,
                          LAW, INCLUDING THE 1940 ACT AND THE RULES AND        WITHOUT PRIOR NOTICE AND WITHOUT A VOTE, IF A
                          REGULATIONS THEREUNDER, ON ANY MATTER REQUIRED OR    CONSENT OR CONSENTS IN WRITING, SETTING FORTH THE
                          PERMITTED TO BE VOTED ON BY THE BOARD OR A           ACTION SO TAKEN, SHALL BE SIGNED BY THE TRUSTEES
                          COMMITTEE OF THE BOARD, THE BOARD OR COMMITTEE       HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES
                          THEREOF MAY TAKE SUCH ACTION WITHOUT A MEETING,      THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH
                          WITHOUT PRIOR NOTICE AND WITHOUT A VOTE, IF A        ACTION AT A MEETING AT WHICH ALL TRUSTEES ENTITLED
                          CONSENT OR CONSENTS IN WRITING, SETTING FORTH THE    TO VOTE THEREON WERE PRESENT AND VOTED.
                          ACTION SO TAKEN, SHALL BE SIGNED BY THE TRUSTEES
                          HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES
                          THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH
                          ACTION AT A MEETING AT WHICH ALL TRUSTEES ENTITLED
                          TO VOTE THEREON WERE PRESENT AND VOTED.

REMOVAL OF TRUSTEES       THE GOVERNING INSTRUMENT OF A DST MAY CONTAIN ANY    THE MA STATUTE DOES NOT CONTAIN SPECIFIC
                          PROVISION RELATING TO THE REMOVAL OF TRUSTEES;       PROVISIONS WITH RESPECT TO THE REMOVAL OF THE
                          PROVIDED HOWEVER, THAT THERE SHALL AT ALL TIMES BE   TRUSTEES OF AN MBT.
                          AT LEAST ONE TRUSTEE OF THE DST.

                          UNDER THE DE DECLARATION, ANY TRUSTEE MAY BE         THE MA DECLARATION PROVIDES THAT THE TRUSTEES MAY
                          REMOVED, WITH OR WITHOUT CAUSE, BY THE BOARD, BY     REMOVE TRUSTEES WITH OR WITHOUT CAUSE.
                          ACTION OF A MAJORITY OF THE TRUSTEES THEN IN
                          OFFICE AT A DULY CONSTITUTED MEETING.
                          SHAREHOLDERS HAVE THE POWER TO REMOVE A TRUSTEE
                          ONLY TO THE EXTENT PROVIDED BY THE 1940 ACT AND
                          THE RULES AND REGULATIONS THEREUNDER.

VACANCIES ON BOARD        THE DE DECLARATION PROVIDES THAT VACANCIES ON THE    THE MA DECLARATION PROVIDES THAT THE TRUSTEES MAY
OF TRUSTEES               BOARD MAY BE FILLED BY ACTION OF A MAJORITY OF THE   FILL VACANCIES ON THE BOARD OF TRUSTEES, INCLUDING
                          TRUSTEES THEN IN OFFICE AT A DULY CONSTITUTED        VACANCIES ARISING FROM AN INCREASE IN THE NUMBER
                          MEETING. NO SUCH VACANCY SHALL OPERATE TO            OF TRUSTEES. NO SUCH VACANCY SHALL OPERATE TO
                          DISSOLVE THE DE TRUST OR ANY OF ITS SERIES OR TO     ANNUL THE MA DECLARATION OR TO REVOKE ANY EXISTING
                          REVOKE ANY EXISTING AGENCY CREATED PURSUANT TO THE   AGENCY CREATED PURSUANT TO THE TERMS OF THE MA
                          TERMS OF THE DE DECLARATION. WHENEVER A VACANCY      DECLARATION.
                          IN THE BOARD OCCURS, UNTIL SUCH VACANCY IS FILLED
                          AS PROVIDED IN THE DE DECLARATION, THE TRUSTEE(S)
                          IN OFFICE, REGARDLESS OF THE NUMBER, SHALL HAVE
                          ALL THE POWERS GRANTED TO THE BOARD AND SHALL
                          DISCHARGE ALL THE DUTIES IMPOSED UPON THE BOARD BY
                          THE DE DECLARATION. IN THE EVENT OF THE DEATH,
                          DECLINATION, RESIGNATION, RETIREMENT, REMOVAL,
                          DECLARATION AS BANKRUPT OR INCAPACITY OF ALL OF
                          THE THEN TRUSTEES, THE DE TRUST'S INVESTMENT
                          ADVISER(S) IS (ARE) EMPOWERED TO APPOINT NEW
                          TRUSTEES SUBJECT TO THE PROVISIONS OF SECTION
                          16(A) OF THE 1940 ACT.

                          THE DE BY-LAWS PROVIDE THAT VACANCIES IN THE BOARD   THE MA BY-LAWS PROVIDE THAT VACANCIES IN THE BOARD
                          MAY BE FILLED BY A MAJORITY OF THE REMAINING         OF TRUSTEES MAY BE FILLED BY A MAJORITY OF THE
                          TRUSTEES, THOUGH LESS THAN A QUORUM, OR BY A SOLE    REMAINING TRUSTEES, THOUGH LESS THAN A QUORUM, OR
                          REMAINING TRUSTEE, UNLESS THE BOARD CALLS A          BY A SOLE REMAINING TRUSTEE, UNLESS THE BOARD OF
                          MEETING OF SHAREHOLDERS FOR THE PURPOSE OF FILLING   TRUSTEES CALLS A MEETING OF SHAREHOLDERS FOR THE
                          SUCH VACANCIES; PROVIDED THAT, WHENEVER AND FOR SO   PURPOSE OF FILLING SUCH VACANCIES.
                          LONG AS THE DE TRUST IS A PARTICIPANT IN OR          NOTWITHSTANDING THE ABOVE, WHENEVER AND FOR SO


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          OTHERWISE HAS IN EFFECT A PLAN UNDER RULE 12B-1      LONG AS THE TRUST IS A PARTICIPANT IN OR OTHERWISE
                          UNDER THE 1940 ACT, THE SELECTION AND NOMINATION     HAS IN EFFECT A PLAN UNDER WHICH THE TRUST MAY BE
                          OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS"     DEEMED TO BEAR EXPENSES OF DISTRIBUTING ITS SHARES
                          OF THE DE TRUST, AS DEFINED IN THE 1940 ACT (THE     AS THAT PRACTICE IS DESCRIBED IN RULE 12B-1 UNDER
                          "INDEPENDENT TRUSTEES"), IS COMMITTED TO THE         THE 1940 ACT, THEN THE SELECTION AND NOMINATION OF
                          DISCRETION OF THE INDEPENDENT TRUSTEES. IF ALL       THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF
                          TRUSTEE OFFICES BECOME VACANT, AN AUTHORIZED         THE TRUST, AS THAT TERM IS DEFINED IN THE 1940 ACT
                          OFFICER OF DELAWARE MANAGEMENT COMPANY, A SERIES     (THE "INDEPENDENT TRUSTEES") SHALL BE, AND IS,
                          OF DELAWARE MANAGEMENT BUSINESS TRUST, OR ANY        COMMITTED TO THE DISCRETION OF THE INDEPENDENT
                          SUCCESSOR ENTITY THERETO OR AFFILIATE THEREOF        TRUSTEES.
                          SERVING AS INVESTMENT ADVISER TO THE DE TRUST
                          ("DMC"), ON BEHALF OF DMC, SHALL SERVE AS THE SOLE   THE MA BY-LAWS FURTHER PROVIDE THAT, IN THE EVENT
                          REMAINING TRUSTEE EFFECTIVE UPON THE VACANCY IN      THAT ALL TRUSTEE OFFICES BECOME VACANT, AN
                          THE OFFICE OF THE LAST TRUSTEE. IN SUCH CASE,        AUTHORIZED OFFICER OF DELAWARE MANAGEMENT COMPANY,
                          SUCH OFFICER OF DMC, AS THE SOLE REMAINING           A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST, OR
                          TRUSTEE, SHALL, AS SOON AS PRACTICABLE, FILL ALL     ANY SUCCESSOR ENTITY THERETO OR AFFILIATE THEREOF
                          OF THE VACANCIES ON THE BOARD OF TRUSTEES;           SERVING AS INVESTMENT ADVISER TO THE TRUST
                          PROVIDED THAT, UPON FILLING SUCH VACANCIES, THE      ("DMC"), ON BEHALF OF DMC, SHALL SERVE AS THE SOLE
                          PERCENTAGE OF TRUSTEES WHO ARE INDEPENDENT           REMAINING TRUSTEE EFFECTIVE UPON THE VACANCY IN
                          TRUSTEES SHALL BE NO LESS THAN THAT REQUIRED BY      THE OFFICE OF THE LAST TRUSTEE. IN SUCH CASE,
                          THE 1940 ACT. THEREUPON, SUCH OFFICER OF DMC         SUCH OFFICER OF DMC, AS THE SOLE REMAINING
                          SHALL RESIGN AS TRUSTEE AND A MEETING OF THE         TRUSTEE, SHALL, AS SOON AS PRACTICABLE, FILL ALL
                          SHAREHOLDERS SHALL BE CALLED, AS REQUIRED BY THE     OF THE VACANCIES ON THE BOARD OF TRUSTEES;
                          1940 ACT, FOR THE ELECTION OF TRUSTEES.              PROVIDED, HOWEVER, THAT, UPON FILLING SUCH
                                                                               VACANCIES, THE PERCENTAGE OF TRUSTEES WHO ARE
                                                                               INDEPENDENT TRUSTEES OF THE TRUST SHALL BE NO LESS
                                                                               THAN THAT REQUIRED BY THE 1940 ACT. THEREUPON,
                                                                               SUCH OFFICER OF DMC SHALL RESIGN AS TRUSTEE AND A
                                                                               MEETING OF THE SHAREHOLDERS SHALL BE CALLED, AS
                                                                               REQUIRED BY THE 1940 ACT, FOR THE ELECTION OF
                                                                               TRUSTEES.

                                                                               THE MA BY-LAWS ALSO PROVIDE THAT WHENEVER A
                                                                               VACANCY IN THE BOARD OF TRUSTEES SHALL OCCUR (BY
                                                                               REASON OF DEATH, RESIGNATION, REMOVAL, AN INCREASE
                                                                               IN THE AUTHORIZED NUMBER OF TRUSTEES OR OTHER
                                                                               CAUSE), UNTIL SUCH VACANCY IS FILLED AS PROVIDED
                                                                               HEREIN OR THE NUMBER OF AUTHORIZED TRUSTEES
                                                                               CONSTITUTING THE BOARD OF TRUSTEES IS DECREASED
                                                                               PURSUANT TO THE MA DECLARATION, THE TRUSTEE(S)
                                                                               THEN IN OFFICE, REGARDLESS OF THE NUMBER AND EVEN
                                                                               IF LESS THAN A QUORUM, SHALL HAVE ALL THE POWERS
                                                                               GRANTED TO THE BOARD OF TRUSTEES AND SHALL
                                                                               DISCHARGE ALL THE DUTIES IMPOSED UPON THE BOARD OF
                                                                               TRUSTEES BY THE MA DECLARATION AND THE MA BY-LAWS
                                                                               AS THOUGH SUCH NUMBER CONSTITUTES THE ENTIRE BOARD
                                                                               OF TRUSTEES.

SHAREHOLDER               UNDER THE DELAWARE ACT, EXCEPT TO THE EXTENT         THE MASSACHUSETTS STATUTE DOES NOT INCLUDE AN
LIABILITY                 OTHERWISE PROVIDED IN THE GOVERNING INSTRUMENT OF    EXPRESS PROVISION RELATING TO THE LIMITATION OF
                          A DST, SHAREHOLDERS OF A DST ARE ENTITLED TO THE     LIABILITY OF THE BENEFICIAL OWNERS OF AN MBT.
                          SAME LIMITATION OF PERSONAL LIABILITY EXTENDED TO    THEREFORE, THE OWNERS OF AN MBT COULD POTENTIALLY
                          SHAREHOLDERS OF A PRIVATE CORPORATION ORGANIZED      BE LIABLE FOR THE OBLIGATIONS OF THE MBT,
                          FOR PROFIT UNDER THE GENERAL CORPORATION LAW OF      NOTWITHSTANDING ANY EXPRESS PROVISION IN THE
                          THE STATE OF DELAWARE (SUCH SHAREHOLDERS ARE         GOVERNING INSTRUMENT STATING THAT THE BENEFICIAL
                          GENERALLY NOT LIABLE FOR THE OBLIGATIONS OF THE      OWNERS ARE NOT PERSONALLY LIABLE IN CONNECTION
                          CORPORATION).                                        WITH TRUST PROPERTY OR THE ACTS, OBLIGATIONS OR
                                                                               AFFAIRS OF THE MBT.


                                         Delaware Statutory Trust                          Massachusetts Business Trust
                           ---------------------------------------------------  --------------------------------------------------
                           UNDER THE DE DECLARATION, SHAREHOLDERS ARE           THE MA BY-LAWS PROVIDE THAT, IN CASE ANY
                           ENTITLED TO THE SAME LIMITATION OF PERSONAL          SHAREHOLDER OR FORMER SHAREHOLDER SHALL BE HELD TO
                           LIABILITY AS THAT EXTENDED TO SHAREHOLDERS OF A      BE PERSONALLY LIABLE SOLELY BY REASON OF HIS OR
                           PRIVATE CORPORATION ORGANIZED FOR PROFIT UNDER THE   HER BEING OR HAVING BEEN A SHAREHOLDER OF THE
                           GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.    TRUST OR OF A PARTICULAR SERIES OR CLASS THEREOF
                           HOWEVER, THE BOARD MAY CAUSE ANY SHAREHOLDER TO      AND NOT BECAUSE OF HIS OR HER ACTS OR OMISSIONS OR
                           PAY FOR CHARGES OF THE DE TRUST'S CUSTODIAN OR       FOR SOME OTHER REASON, THE SHAREHOLDER OR FORMER
                           TRANSFER, DIVIDEND DISBURSING, SHAREHOLDER           SHAREHOLDER (OR HIS OR HER HEIRS, EXECUTORS,
                           SERVICING OR SIMILAR AGENT BY SETTING OFF SUCH       ADMINISTRATORS OR OTHER LEGAL REPRESENTATIVES OR
                           AMOUNT DUE FROM SUCH SHAREHOLDER FROM (I) DECLARED   IN THE CASE OF A CORPORATION OR OTHER ENTITY, ITS
                           BUT UNPAID DIVIDENDS OR DISTRIBUTIONS OWED SUCH      CORPORATE OR OTHER GENERAL SUCCESSOR) SHALL BE
                           SHAREHOLDER, OR (II) A REDUCTION IN THE NUMBER OF    ENTITLED OUT OF THE ASSETS OF THE SERIES OR IN THE
                           SHARES IN THE ACCOUNT OF SUCH SHAREHOLDER BY THAT    CASE OF A CLASS, ALLOCABLE TO SUCH CLASS, OF WHICH
                           NUMBER OF FULL AND/OR FRACTIONAL SHARES WHICH        HE IS A SHAREHOLDER OR FORMER SHAREHOLDER TO BE
                           REPRESENTS THE OUTSTANDING AMOUNT OF SUCH CHARGES    HELD HARMLESS FROM THE INDEMNIFIED AGAINST ALL
                           DUE FROM SUCH SHAREHOLDER.                           LOSS AND EXPENSE ARISING FROM SUCH LIABILITY.

TRUSTEE/AGENT              SUBJECT TO THE PROVISIONS IN THE GOVERNING           THE MASSACHUSETTS STATUTE DOES NOT INCLUDE AN
LIABILITY                  INSTRUMENT, THE DELAWARE ACT PROVIDES THAT A         EXPRESS PROVISION LIMITING THE LIABILITY OF THE
                           TRUSTEE OR ANY OTHER PERSON APPOINTED, ELECTED OR    TRUSTEES OF AN MBT. THE TRUSTEES OF AN MBT COULD
                           ENGAGED TO MANAGE THE DST, WHEN ACTING IN SUCH       POTENTIALLY BE HELD PERSONALLY LIABLE FOR THE
                           CAPACITY, WILL NOT BE PERSONALLY LIABLE TO ANY       OBLIGATIONS OF THE MBT.
                           PERSON OTHER THAN THE DST OR A SHAREHOLDER OF THE
                           DST FOR ANY ACT, OMISSION OR OBLIGATION OF THE DST
                           OR ANY TRUSTEE. TO THE EXTENT THAT AT LAW OR IN
                           EQUITY, A TRUSTEE HAS DUTIES (INCLUDING FIDUCIARY
                           DUTIES) AND LIABILITIES TO THE DST AND ITS
                           SHAREHOLDERS, SUCH DUTIES AND LIABILITIES MAY BE
                           EXPANDED OR RESTRICTED BY THE GOVERNING INSTRUMENT.

                           THE DE DECLARATION PROVIDES THAT TO THE FULLEST       THE MA DECLARATION PROVIDES THAT THE TRUSTEES
                           EXTENT THAT LIMITATIONS ON THE LIABILITY OF           SHALL NOT BE RESPONSIBLE FOR LIABLE IN ANY EVENT
                           TRUSTEES AND OFFICERS ARE PERMITTED BY THE            FOR ANY NEGLECT OR WRONG-DOING OF ANY OFFICER,
                           DELAWARE ACT, THE OFFICERS AND TRUSTEES ARE NOT       AGENT, EMPLOYEE, MANAGER OR PRINCIPAL UNDERWRITER
                           RESPONSIBLE OR LIABLE IN ANY EVENT FOR ANY ACT OR     OF THE TRUST, NOR SHALL ANY TRUSTEE BE RESPONSIBLE
                           OMISSION OF ANY AGENT, EMPLOYEE, INVESTMENT           FOR THE ACT OR OMISSION OF ANY OTHER TRUSTEE, BUT
                           ADVISER OR PRINCIPAL UNDERWRITER OF THE DE TRUST,     NOTHING THEREIN CONTAINED SHALL PROTECT ANY
                           OR WITH RESPECT TO EACH TRUSTEE AND OFFICER, THE      TRUSTEE AGAINST ANY LIABILITY TO WHICH HE WOULD
                           ACT OR OMISSION OF ANY OTHER TRUSTEE OR OFFICER,      OTHERWISE BE SUBJECT BY REASON OF WILLFUL
                           RESPECTIVELY. THIS LIMITATION ON LIABILITY            MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR
                           APPLIES TO EVENTS OCCURRING AT THE TIME THE PERSON    RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE
                           SERVES AS A TRUSTEE OR OFFICER OF THE DE TRUST        CONDUCT OF HIS OR HER OFFICE.
                           WHETHER OR NOT SUCH PERSON IS A TRUSTEE OR OFFICER
                           AT THE TIME OF ANY PROCEEDING IN WHICH LIABILITY      THE MA DECLARATION FURTHER PROVIDES THAT EVERY
                           IS ASSERTED. NOTHING IN THE DE DECLARATION            NOTE, BOND, CONTRACT, INSTRUMENT, CERTIFICATE OR
                           PROTECTS ANY OFFICER OR TRUSTEE FROM OR AGAINST       UNDERTAKING AND EVERY OTHER ACT OR THING
                           ANY LIABILITY TO THE DE TRUST OR ANY SHAREHOLDER      WHATSOEVER ISSUED, EXECUTED OR DONE BY OR ON


                                        Delaware Statutory Trust                            Massachusetts Business Trust
                           --------------------------------------------------   ---------------------------------------------------
                           TO WHICH SUCH OFFICER OR TRUSTEE WOULD OTHERWISE     BEHALF OF THE TRUST OR THE TRUSTEES OR ANY OF THEM
                           BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD     IN CONNECTION WITH THE TRUST SHALL BE CONCLUSIVELY
                           FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF     DEEMED TO HAVE BEEN ISSUED, EXECUTED OR DONE ONLY
                           THE DUTIES INVOLVED IN THE CONDUCT OF SUCH           IN OR WITH RESPECT TO THEIR OR HIS OR HER CAPACITY
                           PERSON'S OFFICE (SUCH REASONS REFERRED TO AS         AS TRUSTEES OR TRUSTEE, AND SUCH TRUSTEES OR
                           "DISQUALIFYING CONDUCT"). EVERY CONTRACT, ACT OR     TRUSTEE SHALL NOT BE PERSONALLY LIABLE THEREON.
                           DOCUMENT WHATSOEVER ISSUED, EXECUTED OR DONE BY OR
                           ON BEHALF OF THE DE TRUST, THE OFFICERS OR THE
                           TRUSTEES OR ANY OF THEM IN CONNECTION WITH THE DE
                           TRUST SHALL BE CONCLUSIVELY DEEMED TO HAVE BEEN
                           ISSUED, EXECUTED OR DONE ONLY IN SUCH PERSON'S
                           CAPACITY AS TRUSTEE AND/OR AS OFFICER, AND SUCH
                           TRUSTEE OR OFFICER, AS APPLICABLE, SHALL NOT BE
                           PERSONALLY LIABLE THEREFORE, EXCEPT FOR
                           DISQUALIFYING CONDUCT. NO OFFICER OR TRUSTEE
                           SHALL BE LIABLE TO THE DE TRUST FOR ERRORS OF
                           JUDGMENT OR MISTAKES OF FACT OR LAW. THE OFFICERS
                           AND TRUSTEES MAY OBTAIN THE ADVICE OF COUNSEL OR
                           OTHER EXPERTS WITH RESPECT TO THE MEANING AND
                           OPERATION OF THE DE DECLARATION AND THEIR DUTIES
                           AS OFFICERS OR TRUSTEES. NO SUCH OFFICER OR
                           TRUSTEE SHALL BE LIABLE FOR ANY ACT OR OMISSION IN
                           ACCORDANCE WITH SUCH ADVICE AND NO INFERENCE
                           CONCERNING LIABILITY SHALL ARISE FROM A FAILURE TO
                           FOLLOW SUCH ADVICE. THE OFFICERS AND TRUSTEES ARE
                           NOT REQUIRED TO GIVE ANY BOND AS SUCH, NOR ANY
                           SURETY IF A BOND IS REQUIRED.

INDEMNIFICATION            SUBJECT TO SUCH STANDARDS AND RESTRICTIONS, IF       ALTHOUGH THE MASSACHUSETTS STATUTE IS SILENT AS TO
                           ANY, CONTAINED IN THE GOVERNING INSTRUMENT OF A      THE INDEMNIFICATION OF TRUSTEES, OFFICERS AND
                           DST, THE DELAWARE ACT AUTHORIZES A DST TO            SHAREHOLDERS, INDEMNIFICATION IS EXPRESSLY
                           INDEMNIFY AND HOLD HARMLESS ANY TRUSTEE,             PROVIDED FOR IN THE MA DECLARATION.
                           SHAREHOLDER OR OTHER PERSON FROM AND AGAINST ANY
                           AND ALL CLAIMS AND DEMANDS.

                           PURSUANT TO THE DE DECLARATION, THE DE TRUST, OUT    THE MA DECLARATION PROVIDES THAT THE TRUST SHALL
                           OF THE DE TRUST'S PROPERTY, SHALL INDEMNIFY AND      INDEMNIFY EACH OF ITS TRUSTEES AND OFFICERS
                           HOLD HARMLESS EACH AND EVERY OFFICER AND TRUSTEE     (INCLUDING PERSONS WHO SERVE AT THE TRUST'S
                           FROM AND AGAINST ANY AND ALL CLAIMS AND DEMANDS      REQUEST AS DIRECTORS, OFFICERS OR TRUSTEES OF
                           WHATSOEVER ARISING OUT OF OR RELATED TO SUCH         ANOTHER ORGANIZATION IN WHICH THE TRUST HAS ANY
                           OFFICER'S OR TRUSTEE'S PERFORMANCE OF HIS OR HER     INTEREST AS A SHAREHOLDER, CREDITOR OR OTHERWISE)
                           DUTIES AS AN OFFICER OR TRUSTEE OF THE DE TRUST.     (HEREINAFTER REFERRED TO AS A "COVERED PERSON")
                           NOTHING IN THE DE DECLARATION INDEMNIFIES OR HOLD    AGAINST ALL LIABILITIES AND EXPENSES, INCLUDING
                           HARMLESS ANY OFFICER OR TRUSTEE FROM OR AGAINST      BUT NOT LIMITED TO AMOUNTS PAID IN SATISFACTION OF
                           ANY LIABILITY TO THE DE TRUST OR ANY SHAREHOLDER     JUDGMENTS, IN COMPROMISE OR AS FINES AND
                           TO WHICH SUCH OFFICER OR TRUSTEE WOULD OTHERWISE     PENALTIES, AND COUNSEL FEES INCURRED BY ANY
                           BE SUBJECT BY REASON OF DISQUALIFYING CONDUCT.       COVERED PERSON IN CONNECTION WITH THE DEFENSE OR
                                                                                DISPOSITION OF ANY ACTION, SUIT OR OTHER
                           THE DE BY-LAWS PROVIDE THAT THE DE TRUST SHALL       PROCEEDING, WHETHER CIVIL OR CRIMINAL, BEFORE ANY
                           INDEMNIFY ANY PERSON WHO WAS OR IS A PARTY OR IS     COURT OR ADMINISTRATIVE OR LEGISLATIVE BODY, IN
                           THREATENED TO BE MADE A PARTY TO ANY:                WHICH SUCH COVERED PERSON MAY BE OR MAY HAVE
                           O PROCEEDING (OTHER THAN AN ACTION BY OR IN          BEEN INVOLVED AS A PARTY OR OTHERWISE OR WITH WHICH
                             THE RIGHT OF THE DE TRUST) BY REASON OF THE FACT   SUCH COVERED PERSON MAY BE OR MAY HAVE BEEN
                             THAT SUCH PERSON IS OR WAS AN AGENT OF THE         THREATENED, WHILE IN OFFICE OR THEREAFTER, BY
                             DE TRUST, AGAINST EXPENSES, JUDGMENTS,             REASON OF BEING OR HAVING BEEN SUCH A COVERED




                                       Delaware Statutory Trust                            Massachusetts Business Trust
                         ----------------------------------------------------   --------------------------------------------------
                           PENALTIES, FINES, SETTLEMENTS AND OTHER              PERSON EXCEPT WITH RESPECT TO ANY MATTER AS TO
                           AMOUNTS ACTUALLY AND REASONABLY INCURRED IN          WHICH SUCH COVERED PERSON SHALL HAVE BEEN FINALLY
                           CONNECTION WITH SUCH PROCEEDING, IF SUCH             ADJUDICATED IN ANY SUCH ACTION, SUIT OR OTHER
                           PERSON ACTED IN GOOD FAITH AND IN A MANNER           PROCEEDING TO BE LIABLE TO THE TRUST OR ITS
                           THAT SUCH PERSON REASONABLY BELIEVED TO BE IN        SHAREHOLDERS BY REASON OF WILLFUL MISFEASANCE, BAD
                           THE BEST INTERESTS OF THE DE TRUST AND IN THE        FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF
                           CASE OF A CRIMINAL PROCEEDING, HAD NO                THE DUTIES INVOLVED IN THE CONDUCT OF SUCH COVERED
                           REASONABLE CAUSE TO BELIEVE SUCH PERSON'S            PERSON'S OFFICE. EXPENSES, INCLUDING COUNSEL FEES
                           CONDUCT WAS UNLAWFUL; OR                             SO INCURRED BY ANY SUCH COVERED PERSON (BUT
                         O THREATENED, PENDING OR COMPLETED ACTION              EXCLUDING AMOUNTS PAID IN SATISFACTION OF
                           BY OR IN THE RIGHT OF THE DE TRUST TO PROCURE        JUDGMENTS, IN COMPROMISE OR AS FINES OR
                           A JUDGMENT IN ITS FAVOR BY REASON OF THE FACT        PENALTIES), SHALL BE PAID FROM TIME TO TIME BY THE
                           THAT THE PERSON IS OR WAS AN AGENT OF THE DE         TRUST IN ADVANCE OF THE FINAL DISPOSITION OF ANY
                           TRUST, AGAINST EXPENSES ACTUALLY AND                 SUCH ACTION, SUIT OR PROCEEDING UPON RECEIPT OF AN
                           REASONABLY INCURRED BY THAT PERSON IN                UNDERTAKING BY OR ON BEHALF OF SUCH COVERED PERSON
                           CONNECTION WITH THE DEFENSE OR SETTLEMENT OF         TO REPAY AMOUNTS SO PAID TO THE TRUST IF IT IS
                           THAT ACTION IF THAT PERSON ACTED IN GOOD             ULTIMATELY DETERMINED THAT INDEMNIFICATION OF SUCH
                           FAITH AND IN A MANNER THAT PERSON REASONABLY         EXPENSE IS NOT AUTHORIZED UNDER THE MA
                           BELIEVED TO BE IN THE BEST INTERESTS OF THE          DECLARATION; PROVIDED, HOWEVER, THAT EITHER (A)
                           DE TRUST.                                            SUCH COVERED PERSON SHALL HAVE PROVIDED
                                                                                 APPROPRIATE SECURITY FOR SUCH UNDERTAKING, (B) THE
                           "AGENT" MEANS ANY PERSON WHO IS OR WAS A TRUSTEE,     TRUST SHALL BE INSURED AGAINST LOSSES ARISING FROM
                           OFFICER, EMPLOYEE OR OTHER AGENT OF THE DE TRUST      ANY SUCH ADVANCE PAYMENTS OR (C) EITHER A MAJORITY
                           OR IS OR WAS SERVING AT THE REQUEST OF THE DE         OF THE DISINTERESTED TRUSTEES ACTING ON THE MATTER
                           TRUST AS A TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE OR    (PROVIDED THAT A MAJORITY OF THE DISINTERESTED
                           AGENT OF ANOTHER FOREIGN OR DOMESTIC CORPORATION,     TRUSTEES THEN IN OFFICE ACT ON THE MATTER), OR
                           PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER            INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION,
                           ENTERPRISE OR WAS A TRUSTEE, DIRECTOR, OFFICER,       SHALL HAVE DETERMINED, BASED UPON A REVIEW OF
                           EMPLOYEE OR AGENT OF A FOREIGN OR DOMESTIC            READILY AVAILABLE FACTS (AS OPPOSED TO A FULL
                           CORPORATION WHICH WAS A PREDECESSOR OF ANOTHER        TRIAL TYPE INQUIRY) THAT THERE IS REASON TO
                           ENTERPRISE AT THE REQUEST OF SUCH PREDECESSOR         BELIEVE THAT SUCH COVERED PERSON WILL BE FOUND
                           ENTITY.                                               ENTITLED TO INDEMNIFICATION UNDER THE MA
                                                                                 DECLARATION.

                         FOR PURPOSES OF THE FOREGOING TWO BULLET POINTS:       AS TO ANY MATTER DISPOSED OF (WHETHER BY
                         (A) THE TERMINATION OF ANY PROCEEDING BY JUDGMENT,     COMPROMISE PAYMENT PURSUANT TO A CONSENT DECREE OR
                         ORDER, OR SETTLEMENT SHALL NOT OF ITSELF CREATE A      OTHERWISE) WITHOUT AN ADJUDICATION BY A COURT, OR
                         PRESUMPTION THAT THE PERSON DID NOT ACT IN GOOD        BY ANY OTHER BODY BEFORE WHICH THE PROCEEDING WAS
                         FAITH OR IN A MANNER WHICH THE PERSON REASONABLY       BROUGHT, THAT SUCH COVERED PERSON IS LIABLE TO THE
                         BELIEVED TO BE IN THE BEST INTERESTS OF THE DE         TRUST OR ITS SHAREHOLDERS BY REASON OF WILLFUL
                         TRUST OR THAT THE PERSON HAD REASONABLE CAUSE TO       MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR
                         BELIEVE THAT THE PERSON'S CONDUCT WAS UNLAWFUL;        RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE
                         AND (B) THE TERMINATION OF ANY PROCEEDING BY           CONDUCT OF HIS OR HER OFFICE, INDEMNIFICATION
                         CONVICTION, OR A PLEA OF NOLO CONTENDERE OR ITS        SHALL BE PROVIDED IF (A) APPROVED, AFTER NOTICE
                         EQUIVALENT, OR AN ENTRY OF AN ORDER OF PROBATION       THAT IT INVOLVES SUCH INDEMNIFICATION BY AT LEAST
                         PRIOR TO JUDGMENT, CREATES A REBUTTABLE                A MAJORITY OF THE DISINTERESTED TRUSTEES ACTING ON
                         PRESUMPTION THAT THE PERSON DID NOT ACT IN GOOD        THE MATTER (PROVIDED THAT A MAJORITY OF THE
                         FAITH, OR IN A MANNER WHICH THE PERSON REASONABLY      DISINTERESTED TRUSTEES THEN IN OFFICE ACT ON THE
                         BELIEVED TO BE IN THE BEST INTERESTS OF THE DE TRUST   MATTER) UPON A DETERMINATION, BASED UPON A REVIEW
                         OR THAT THE PERSON HAD REASONABLE CAUSE TO BELIEVE     OF READILY AVAILABLE FACTS (AS OPPOSED TO A FULL
                         THAT THE PERSON'S CONDUCT WAS UNLAWFUL.                TRIAL TYPE INQUIRY) THAT SUCH COVERED PERSON IS
                                                                                NOT LIABLE TO THE TRUST OR ITS SHAREHOLDERS BY
                         NOTWITHSTANDING ANY CONTRARY PROVISION IN THE DE       REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS
                         BY-LAWS, THERE IS NO RIGHT TO INDEMNIFICATION FOR      NEGLIGENCE OR RECKLESS DISREGARD OF THE DUTIES
                         ANY LIABILITY ARISING BY REASON OF DISQUALIFYING       INVOLVED IN THE CONDUCT OF HIS OR HER OFFICE, OR
                         CONDUCT.                                               (B) THERE HAS BEEN OBTAINED AN OPINION IN WRITING



                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                          NO INDEMNIFICATION SHALL BE MADE UNDER THE ABOVE     OF INDEPENDENT LEGAL COUNSEL BASED UPON A REVIEW
                          TWO BULLET POINTS:                                   OF READILY AVAILABLE FACTS (AS OPPOSED TO A FULL
                             (A) IN RESPECT OF ANY CLAIM, ISSUE OR             TRIAL TYPE INQUIRY) TO THE EFFECT THAT SUCH
                          MATTER AS TO WHICH THAT PERSON SHALL HAVE BEEN       INDEMNIFICATION WOULD NOT PROTECT SUCH COVERED
                          ADJUDGED TO BE LIABLE IN THE PERFORMANCE OF THAT     PERSON AGAINST ANY LIABILITY TO THE TRUST TO WHICH
                          PERSON'S DUTY TO THE DE TRUST, UNLESS AND ONLY TO    HE WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL
                          THE EXTENT THAT THE COURT IN WHICH THAT ACTION WAS   MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR
                          BROUGHT SHALL DETERMINE UPON APPLICATION THAT IN     RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE
                          VIEW OF ALL THE CIRCUMSTANCES OF THE CASE, THAT      CONDUCT OF HIS OR HER OFFICE. ANY APPROVAL
                          PERSON WAS NOT LIABLE BY REASON OF THE               PURSUANT TO THE MA DECLARATION SHALL NOT PREVENT
                          DISQUALIFYING CONDUCT AND IS FAIRLY AND REASONABLY   THE RECOVERY FROM ANY COVERED PERSON OF ANY AMOUNT
                          ENTITLED TO INDEMNITY FOR THE EXPENSES WHICH THE     PAID TO SUCH COVERED PERSON IN ACCORDANCE WITH THE
                          COURT SHALL DETERMINE; OR                            MA DECLARATION AS INDEMNIFICATION IF SUCH COVERED
                             (B) IN RESPECT OF ANY CLAIM, ISSUE, OR            PERSON IS SUBSEQUENTLY ADJUDICATED BY A COURT OF
                          MATTER AS TO WHICH THAT PERSON SHALL HAVE BEEN       COMPETENT JURISDICTION TO HAVE BEEN LIABLE TO THE
                          ADJUDGED TO BE LIABLE ON THE BASIS THAT PERSONAL     TRUST OR ITS SHAREHOLDERS BY REASON OF WILLFUL
                          BENEFIT WAS IMPROPERLY RECEIVED BY HIM, WHETHER OR   MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR
                          NOT THE BENEFIT RESULTED FROM AN ACTION TAKEN IN     RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE
                          THE PERSON'S OFFICIAL CAPACITY; OR                   CONDUCT OF SUCH COVERED PERSON'S OFFICE.
                             (C) OF AMOUNTS PAID IN SETTLING OR
                          OTHERWISE DISPOSING OF A THREATENED OR PENDING
                          ACTION, WITH OR WITHOUT COURT APPROVAL, OR OF
                          EXPENSES INCURRED IN DEFENDING A THREATENED OR
                          PENDING ACTION WHICH IS SETTLED OR OTHERWISE
                          DISPOSED OF WITHOUT COURT APPROVAL, UNLESS THE
                          REQUIRED APPROVAL DESCRIBED BELOW IS OBTAINED.

                          NO INDEMNIFICATION OR ADVANCE SHALL BE MADE UNDER     THE MA DECLARATION PROVIDES THAT THE RIGHT OF
                          THE DE BY-LAWS IN ANY CIRCUMSTANCES WHERE IT WOULD    INDEMNIFICATION PROVIDED THEREIN SHALL NOT BE
                          BE INCONSISTENT WITH:                                 EXCLUSIVE OF OR AFFECT ANY OTHER RIGHTS TO WHICH
                             (A) A PROVISION OF THE DE DECLARATION, A           SUCH COVERED PERSON MAY BE ENTITLED. AS USED IN
                          RESOLUTION OF THE SHAREHOLDERS, OR AN AGREEMENT       THE MA DECLARATION, THE TERM "COVERED PERSON"
                          WHICH PROHIBITS OR OTHERWISE LIMITS                   SHALL INCLUDE SUCH PERSON'S HEIRS, EXECUTORS AND
                          INDEMNIFICATION, WHICH WAS IN EFFECT AT THE TIME      ADMINISTRATORS AND A "DISINTERESTED TRUSTEE" IS A
                          OF ACCRUAL OF THE ALLEGED CAUSE OF ACTION ASSERTED    TRUSTEE WHO IS NOT AN "INTERESTED PERSON" OF THE
                          IN THE PROCEEDING IN WHICH THE EXPENSES WERE          TRUST AS DEFINED IN SECTION 2(A)(19) OF THE 1940
                          INCURRED OR OTHER AMOUNTS WERE PAID; OR               ACT (OR WHO HAS BEEN EXEMPTED FROM BEING AN
                             (B) ANY CONDITION EXPRESSLY IMPOSED BY A           "INTERESTED PERSON" BY ANY RULE, REGULATION OR
                          COURT IN APPROVING A SETTLEMENT.                      ORDER OF THE COMMISSION), AND AGAINST WHOM NONE OF
                                                                                SUCH ACTIONS, SUITS OR OTHER PROCEEDINGS OR
                          THE FOREGOING DE BY-LAWS PROVISIONS DO NOT APPLY      ANOTHER ACTION, SUIT OR OTHER PROCEEDING ON THE
                          TO ANY PROCEEDING AGAINST ANY TRUSTEE, INVESTMENT     SAME OR SIMILAR GROUNDS IS THEN OR HAS BEEN
                          MANAGER OR OTHER FIDUCIARY OF AN EMPLOYEE BENEFIT     PENDING.
                          PLAN IN THAT PERSON'S CAPACITY AS SUCH, EVEN
                          THOUGH THAT PERSON MAY ALSO BE AN AGENT OF THE DE
                          TRUST.

                          THE DE BY-LAWS PROVIDE THAT NOTHING CONTAINED IN      NOTHING CONTAINED IN THE MA DECLARATION SHALL
                          ARTICLE VI OF THE DE BY-LAWS (WHICH ADDRESSES         AFFECT ANY RIGHTS TO INDEMNIFICATION TO WHICH
                          INDEMNIFICATION) SHALL AFFECT ANY RIGHT TO            PERSONNEL OF THE TRUST, OTHER THAN TRUSTEES AND
                          INDEMNIFICATION TO WHICH PERSONS OTHER THAN           OFFICERS, AND OTHER PERSONS MAY BE ENTITLED BY
                          TRUSTEES AND OFFICERS OF THE DE TRUST OR ANY          CONTRACT OR OTHERWISE UNDER LAW, NOR THE POWER OF
                          SUBSIDIARY THEREOF MAY BE ENTITLED BY CONTRACT OR     THE TRUST TO PURCHASE AND MAINTAIN LIABILITY
                          OTHERWISE.                                            INSURANCE ON BEHALF OF ANY SUCH PERSON; PROVIDED,


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
                                                                               HOWEVER, THAT THE TRUST SHALL NOT PURCHASE OR
                                                                               MAINTAIN ANY SUCH LIABILITY INSURANCE IN
                                                                               CONTRAVENTION OF APPLICABLE LAW, INCLUDING WITHOUT
                                                                               LIMITATION THE 1940 ACT.

                          SUBJECT TO THE FOREGOING, THE DE BY-LAWS PROVIDE     THE MA BY-LAWS PROVIDE THAT EXPENSES INCURRED IN
                          THAT THE DE TRUST MAY ADVANCE EXPENSES INCURRED IN   DEFENDING ANY PROCEEDING MAY BE ADVANCED BY THE
                          DEFENDING ANY PROCEEDING, BEFORE THE FINAL           TRUST BEFORE THE FINAL DISPOSITION OF THE
                          DISPOSITION OF THE PROCEEDING ON RECEIPT OF AN       PROCEEDING ON RECEIPT OF AN UNDERTAKING BY OR ON
                          UNDERTAKING BY OR ON BEHALF OF THE AGENT TO REPAY    BEHALF OF THE AGENT TO REPAY THE AMOUNT OF THE
                          THE AMOUNT OF THE ADVANCE UNLESS IT SHALL BE         ADVANCE UNLESS IT SHALL BE DETERMINED ULTIMATELY
                          DETERMINED ULTIMATELY THAT THE AGENT IS ENTITLED     THAT THE AGENT IS ENTITLED TO BE INDEMNIFIED AS
                          TO BE INDEMNIFIED AS AUTHORIZED IN THE DE BY-LAWS,   AUTHORIZED IN THE MA BY-LAWS, PROVIDED THE AGENT
                          PROVIDED THE AGENT PROVIDES A SECURITY FOR HIS       PROVIDES A SECURITY FOR HIS OR HER UNDERTAKING, OR
                          UNDERTAKING, OR A MAJORITY OF A QUORUM OF THE        A MAJORITY OF A QUORUM OF THE DISINTERESTED,
                          INDEPENDENT TRUSTEES, WHO ARE NON-PARTY TRUSTEES,    NON-PARTY TRUSTEES, OR AN INDEPENDENT LEGAL
                          OR AN INDEPENDENT LEGAL COUNSEL IN A WRITTEN         COUNSEL IN A WRITTEN OPINION, DETERMINE THAT BASED
                          OPINION, DETERMINES THAT, BASED ON A REVIEW OF       ON A REVIEW OF READILY AVAILABLE FACTS, THERE IS
                          READILY AVAILABLE FACTS, THERE IS REASON TO          REASON TO BELIEVE THAT SAID AGENT ULTIMATELY WILL
                          BELIEVE THAT SAID AGENT ULTIMATELY WILL BE FOUND     BE FOUND ENTITLED TO INDEMNIFICATION.
                          ENTITLED TO INDEMNIFICATION. THE DE BY-LAWS ALSO
                          PROVIDE THAT TO THE EXTENT THAT AN AGENT OF THE DE
                          TRUST HAS BEEN SUCCESSFUL ON THE MERITS IN DEFENSE
                          OF ANY PROCEEDING REFERRED TO IN THE ABOVE TWO
                          BULLET POINTS OR IN DEFENSE OF ANY CLAIM, ISSUE OR
                          MATTER THEREIN, BEFORE THE COURT OR OTHER BODY
                          BEFORE WHOM THE PROCEEDING WAS BROUGHT, THE AGENT
                          SHALL BE INDEMNIFIED AGAINST EXPENSES ACTUALLY AND
                          REASONABLY INCURRED BY THE AGENT IN CONNECTION
                          THEREWITH, PROVIDED THAT THE BOARD, INCLUDING A
                          MAJORITY WHO ARE INDEPENDENT TRUSTEES AND
                          NON-PARTY TRUSTEES, ALSO DETERMINES THAT, BASED
                          UPON A REVIEW OF THE FACTS, THE AGENT WAS NOT
                          LIABLE BY REASON OF DISQUALIFYING CONDUCT.


                                       Delaware Statutory Trust                           Massachusetts Business Trust
                          --------------------------------------------------   --------------------------------------------------
INSURANCE                 THE DELAWARE ACT IS SILENT AS TO THE RIGHT OF A      THE MASSACHUSETTS STATUTE DOES NOT CONTAIN
                          DST TO PURCHASE INSURANCE ON BEHALF OF ITS           SPECIFIC PROVISIONS WITH RESPECT TO THE ABILITY OF
                          TRUSTEES OR OTHER PERSONS.                           AN MBT TO OBTAIN INSURANCE ON BEHALF OF ITS
                                                                               TRUSTEES OR OTHER PERSONS.

                          HOWEVER, AS THE POLICY OF THE DELAWARE ACT IS TO     THE MA DECLARATION PROVIDES THAT THE TRUSTEES
                          GIVE MAXIMUM EFFECT TO THE PRINCIPLE OF FREEDOM OF   SHALL HAVE THE POWER AND AUTHORITY TO PURCHASE AND
                          CONTRACT AND TO THE ENFORCEABILITY OF GOVERNING      PAY FOR ENTIRELY OUT OF TRUST PROPERTY SUCH
                          INSTRUMENTS, THE DE DECLARATION AUTHORIZES THE       INSURANCE AS THEY MAY DEEM NECESSARY OR
                          BOARD, TO THE FULLEST EXTENT PERMITTED BY            APPROPRIATE FOR THE CONDUCT OF THE BUSINESS,
                          APPLICABLE LAW, TO PURCHASE WITH DE TRUST ASSETS,    INCLUDING WITHOUT LIMITATION, INSURANCE POLICIES
                          INSURANCE FOR LIABILITY AND FOR ALL EXPENSES         INSURING THE ASSETS OF THE TRUST AND PAYMENT OF
                          REASONABLY INCURRED OR PAID OR EXPECTED TO BE PAID   DISTRIBUTIONS AND PRINCIPAL ON ITS PORTFOLIO
                          BY A TRUSTEE OR OFFICER IN CONNECTION WITH ANY       INVESTMENTS, AND INSURANCE POLICIES INSURING THE
                          CLAIM, ACTION, SUIT OR PROCEEDING IN WHICH SUCH      SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES,
                          PERSON BECOMES INVOLVED BY VIRTUE OF SUCH PERSON'S   AGENTS, INVESTMENT ADVISERS, PRINCIPAL
                          CAPACITY OR FORMER CAPACITY WITH THE DE TRUST,       UNDERWRITERS, OR INDEPENDENT CONTRACTORS OF THE
                          WHETHER OR NOT THE DE TRUST WOULD HAVE THE POWER     TRUST INDIVIDUALLY AGAINST ALL CLAIMS AND
                          TO INDEMNIFY SUCH PERSON AGAINST SUCH LIABILITY      LIABILITIES OF EVERY NATURE ARISING BY REASON OF
                          UNDER THE DE DECLARATION.                            HOLDING, BEING OR HAVING HELD ANY SUCH OFFICE OR
                                                                               POSITION, OR BY REASON OF ANY ACTION ALLEGED TO
                                                                               HAVE BEEN TAKEN OR OMITTED BY ANY SUCH PERSON AS
                                                                               TRUSTEE, OFFICER, EMPLOYEE, AGENT, INVESTMENT
                                                                               ADVISER, PRINCIPAL UNDERWRITER, OR INDEPENDENT
                                                                               CONTRACTOR, INCLUDING ANY ACTION TAKEN OR OMITTED
                                                                               THAT MAY BE DETERMINED TO CONSTITUTE NEGLIGENCE,
                                                                               WHETHER OR NOT THE TRUST WOULD HAVE THE POWER TO
                                                                               INDEMNIFY SUCH PERSON AGAINST LIABILITY.

                          THE DE BY-LAWS PROVIDE THAT UPON AND IN THE EVENT    THE MA BY-LAWS PROVIDE THAT, UPON AND IN THE EVENT
                          OF A DETERMINATION BY THE BOARD TO PURCHASE SUCH     OF A DETERMINATION BY THE BOARD OF TRUSTEES TO
                          INSURANCE, THE DE TRUST SHALL BE ENTITLED TO         PURCHASE SUCH INSURANCE, THE TRUST SHALL BE
                          PURCHASE AND MAINTAIN INSURANCE ON BEHALF OF ANY     ENTITLED TO PURCHASE AND MAINTAIN INSURANCE ON
                          AGENT OF THE DE TRUST AGAINST ANY LIABILITY          BEHALF OF ANY AGENT OF THE TRUST AGAINST ANY
                          ASSERTED AGAINST OR INCURRED BY THE AGENT IN SUCH    LIABILITY ASSERTED AGAINST OR INCURRED BY THE
                          CAPACITY OR ARISING OUT OF THE AGENT'S STATUS AS     AGENT IN SUCH CAPACITY OR ARISING OUT OF THE
                          SUCH.                                                AGENT'S STATUS AS SUCH.

SHAREHOLDER RIGHT         UNDER THE DELAWARE ACT, EXCEPT TO THE EXTENT         THE MASSACHUSETTS STATUTE DOES NOT CONTAIN
OF INSPECTION             OTHERWISE PROVIDED IN THE GOVERNING INSTRUMENT AND   SPECIFIC PROVISIONS RELATING TO SHAREHOLDERS'
                          SUBJECT TO REASONABLE STANDARDS ESTABLISHED BY THE   RIGHTS OF INSPECTION.
                          TRUSTEES, EACH SHAREHOLDER HAS THE RIGHT, UPON
                          REASONABLE DEMAND FOR ANY PURPOSE REASONABLY
                          RELATED TO THE SHAREHOLDER'S INTEREST AS A
                          SHAREHOLDER, TO OBTAIN FROM THE DST CERTAIN
                          INFORMATION REGARDING THE GOVERNANCE AND AFFAIRS
                          OF THE DST.

                          THE DE BY-LAWS PROVIDE THAT THE DE TRUST WILL KEEP   THE MA BY-LAWS PROVIDE THAT THE TRUST SHALL KEEP
                          AT ITS PRINCIPAL EXECUTIVE OFFICE THE ORIGINAL OR    AT ITS PRINCIPAL EXECUTIVE OFFICE OR AT THE OFFICE
                          A COPY OF THE DE BY-LAWS, AS AMENDED, WHICH WILL     OF ITS TRANSFER AGENT OR REGISTRAR A RECORD OF ITS
                          BE OPEN TO INSPECTION BY THE SHAREHOLDERS AT ALL     SHAREHOLDERS, PROVIDING THE NAMES AND ADDRESSES OF
                          REASONABLE TIMES DURING OFFICE HOURS.                ALL SHAREHOLDERS AND THE NUMBER, SERIES AND
                                                                               CLASSES OF SHARES HELD BY EACH SHAREHOLDER.


                                        Delaware Statutory Trust                           Massachusetts Business Trust
                           --------------------------------------------------   --------------------------------------------------
                           THE ACCOUNTING BOOKS AND RECORDS AND MINUTES OF      THE MA BY-LAWS FURTHER PROVIDE THAT THE TRUST
                           PROCEEDINGS OF THE SHAREHOLDERS AND THE BOARD AND    SHALL KEEP AT ITS PRINCIPAL EXECUTIVE OFFICE THE
                           ANY COMMITTEE OR COMMITTEES OF THE BOARD WILL BE:    ORIGINAL OR A COPY OF THOSE BY-LAWS AS AMENDED TO
                                                                                DATE, WHICH SHALL BE OPEN TO INSPECTION BY THE
                           O KEPT WHEREVER DESIGNATED BY THE BOARD OR           SHAREHOLDERS AT ALL REASONABLE TIMES DURING OFFICE
                             IN THE ABSENCE OF SUCH DESIGNATION, AT THE         HOURS.
                             PRINCIPAL EXECUTIVE OFFICE OF THE DE TRUST;
                           O KEPT EITHER IN WRITTEN FORM OR IN ANY              THE MA BY-LAWS ALSO PROVIDE THAT THE ACCOUNTING
                             OTHER FORM CAPABLE OF BEING CONVERTED INTO         BOOKS AND RECORDS AND MINUTES OF PROCEEDINGS OF
                             WRITTEN FORM; AND                                  THE SHAREHOLDERS AND THE BOARD OF TRUSTEES AND ANY
                           O OPEN TO INSPECTION UPON THE WRITTEN                COMMITTEE OR COMMITTEES OF THE BOARD OF TRUSTEES
                             DEMAND OF ANY SHAREHOLDER OR HOLDER OF A           SHALL BE KEPT AT SUCH PLACE OR PLACES DESIGNATED
                             VOTING TRUST CERTIFICATE AT ANY REASONABLE         BY THE BOARD OF TRUSTEES OR IN THE ABSENCE OF SUCH
                             TIME DURING USUAL BUSINESS HOURS FOR A             DESIGNATION, AT THE PRINCIPAL EXECUTIVE OFFICE OF
                             PURPOSE REASONABLY RELATED TO THE HOLDER'S         THE TRUST, SHALL BE KEPT EITHER IN WRITTEN FORM OR
                             INTERESTS AS A SHAREHOLDER OR AS THE HOLDER        IN ANY OTHER FORM CAPABLE OF BEING CONVERTED INTO
                             OF A VOTING TRUST CERTIFICATE. THE INSPECTION      WRITTEN FORM. THE MINUTES AND ACCOUNTING BOOKS AND
                             MAY BE MADE IN PERSON OR BY AN AGENT OR            RECORDS SHALL BE OPEN TO INSPECTION UPON THE
                             ATTORNEY.                                          WRITTEN DEMAND OF ANY SHAREHOLDER OR HOLDER OF A
                                                                                VOTING TRUST CERTIFICATE AT ANY REASONABLE TIME
                                                                                DURING USUAL BUSINESS HOURS FOR A PURPOSE
                                                                                REASONABLY RELATED TO THE HOLDER'S INTERESTS AS A
                                                                                SHAREHOLDER OR AS THE HOLDER OF A VOTING TRUST
                                                                                CERTIFICATE. THE INSPECTION MAY BE MADE IN PERSON
                                                                                OR BY AN AGENT OR ATTORNEY.

DERIVATIVE ACTIONS         UNDER THE DELAWARE ACT, A SHAREHOLDER MAY BRING A    THE MASSACHUSETTS STATUTE DOES NOT CONTAIN
                           DERIVATIVE ACTION IF TRUSTEES WITH AUTHORITY TO DO   SPECIFIC PROVISIONS ADDRESSING DERIVATIVE ACTIONS.
                           SO HAVE REFUSED TO BRING THE ACTION OR IF A DEMAND
                           UPON THE TRUSTEES TO BRING THE ACTION IS NOT
                           LIKELY TO SUCCEED. A SHAREHOLDER MAY BRING A
                           DERIVATIVE ACTION ONLY IF THE SHAREHOLDER IS A
                           SHAREHOLDER AT THE TIME THE ACTION IS BROUGHT AND:
                           (I) WAS A SHAREHOLDER AT THE TIME OF THE
                           TRANSACTION COMPLAINED ABOUT OR (II) ACQUIRED THE
                           STATUS OF SHAREHOLDER BY OPERATION OF LAW OR
                           PURSUANT TO THE GOVERNING INSTRUMENT FROM A PERSON
                           WHO WAS A SHAREHOLDER AT THE TIME OF THE
                           TRANSACTION. A SHAREHOLDER'S RIGHT TO BRING A
                           DERIVATIVE ACTION MAY BE SUBJECT TO SUCH
                           ADDITIONAL STANDARDS AND RESTRICTIONS, IF ANY, AS
                           ARE SET FORTH IN THE GOVERNING INSTRUMENT.

                           THE DE DECLARATION HAS NO PROVISION REGARDING        THE MA DECLARATION HAS A PROVISION REGARDING
                           DERIVATIVE ACTIONS.                                  SHAREHOLDER VOTING WITH RESPECT TO DERIVATIVE
                                                                                ACTIONS, AS DESCRIBED ABOVE.

MANAGEMENT                 THE DE TRUST, UPON COMPLETION OF THE                 THE TRUST IS AN OPEN-END MANAGEMENT INVESTMENT
INVESTMENT COMPANY         REORGANIZATION, WILL BE AN OPEN-END MANAGEMENT       COMPANY UNDER THE 1940 ACT (I.E., A MANAGEMENT
CLASSIFICATION             INVESTMENT COMPANY UNDER THE 1940 ACT (I.E., A       INVESTMENT COMPANY WHOSE SECURITIES ARE
                           MANAGEMENT INVESTMENT COMPANY WHOSE SECURITIES ARE   REDEEMABLE). EACH SERIES OF THE TRUST IS
                           REDEEMABLE).                                         NON-DIVERSIFIED UNDER THE 1940 ACT.

                                                                      EXHIBIT E

                             AUDIT FEE INFORMATION

FEES BILLED BY ERNST & YOUNG LLP:


                                                                                        AUDIT                             AGGREGATE
                              TRUST NAME/                                              RELATED                ALL OTHER   NON-AUDIT
                           FISCAL YEAR ENDED                              AUDIT FEES     FEES     TAX FEES      FEES         FEES
                           -----------------                              ----------   -------    --------    ---------   ---------
Delaware Group State Tax-Free Income Trust
       2/29/04                                                             $22,550        $0       $ 1,250       $0        $ 1,250
       2/28/03                                                             $21,350        $0       $ 1,150       $0        $ 1,150
Delaware Group Cash Reserve Fund
       3/31/04                                                             $23,150        $0       $ 1,250       $0        $ 1,250
       3/31/03                                                             $21,350        $0       $ 1,150       $0        $ 1,150
Delaware Group Tax-Free Money Market Fund
       4/30/04                                                             $21,950        $0       $ 1,250       $0        $ 1,250
       4/30/03                                                             $21,350        $0       $ 1,150       $0        $ 1,150
Voyageur Mutual Funds III
       4/30/04                                                             $33,150        $0       $ 2,500       $0        $ 2,500
       4/30/03                                                             $36,100        $0       $ 2,300       $0        $ 2,300
Delaware Group Equity Funds III
       6/30/04                                                             $60,850        $0       $10,750       $0        $10,750
       6/30/03                                                             $96,050        $0       $ 8,750       $0        $ 8,750
Delaware Group Income Funds
       7/31/04                                                             $74,700        $0       $ 8,750       $0        $ 8,750
       7/31/03                                                             $78,950        $0       $ 6,250       $0        $ 6,250
Delaware Group Government Fund
       7/31/04                                                             $26,000        $0       $ 1,750       $0        $ 1,750
       7/31/03                                                             $23,750        $0       $ 1,250       $0        $ 1,250
Delaware Group Tax-Free Fund
       8/31/04                                                             $57,600        $0       $ 5,250       $0        $ 5,250
       8/31/03                                                             $50,650        $0       $ 3,750       $0        $ 3,750
Voyageur Insured Funds
       8/31/04                                                             $26,020        $0       $ 3,500       $0        $ 3,500
       8/31/03                                                             $22,970        $0       $ 2,500       $0        $ 2,500
Voyageur Intermediate Tax Free Funds
       8/31/04                                                             $13,010        $0       $ 1,750       $0        $ 1,750
       8/31/03                                                             $11,490        $0       $ 1,250       $0        $ 1,250
Voyageur Investment Trust
       8/31/04                                                             $65,070        $0       $ 8,750       $0        $ 8,750
       8/31/03                                                             $57,430        $0       $ 6,250       $0        $ 6,250
Voyageur Mutual Funds
       8/31/04                                                             $78,080        $0       $10,500       $0        $10,500
       8/31/03                                                             $68,930        $0       $ 7,500       $0        $ 7,500
Voyageur Mutual Funds II
       8/31/04                                                             $13,010        $0       $ 1,750       $0        $ 1,750
       8/31/03                                                             $11,490        $0       $ 1,250       $0        $ 1,250
Voyageur Tax-Free Funds
       8/31/04                                                             $13,010        $0       $ 1,750       $0        $ 1,750
       8/31/03                                                             $11,490        $0       $ 1,250       $0        $ 1,250
Delaware Group Equity Funds IV
       9/30/04                                                             $43,350        $0       $ 3,500       $0        $ 3,500
       9/30/03                                                             $38,900        $0       $ 2,500       $0        $ 2,500


                                                                                        AUDIT                             AGGREGATE
                              TRUST NAME/                                              RELATED                ALL OTHER   NON-AUDIT
                           FISCAL YEAR ENDED                              AUDIT FEES     FEES     TAX FEES      FEES         FEES
                           -----------------                              ----------   -------    --------    ---------   ---------
Delaware Group Foundation Funds
       9/30/04                                                             $ 49,000       $0       $ 7,000       $0        $ 7,000
       9/30/03                                                             $ 45,000       $0       $ 5,000       $0        $ 5,000
Delaware Group Adviser Funds
       10/31/04                                                            $ 45,500       $0       $ 3,500       $0        $ 3,500
       10/31/03                                                            $ 45,000       $0       $ 2,500       $0        $ 2,500
Delaware Group Equity Funds I
       10/31/04                                                            $ 24,250       $0       $ 3,500       $0        $ 3,500
       10/31/03                                                            $ 39,500       $0       $ 2,500       $0        $ 2,500
Delaware Pooled Trust
       10/31/04                                                            $205,300       $0       $35,750       $0        $35,750
       10/31/03                                                            $184,750       $0       $26,250       $0        $26,250
Delaware Group Equity Funds II
       11/30/03                                                            $ 74,300       $0       $ 5,000       $0        $ 5,000
       11/30/02                                                            $ 54,700       $0       $ 4,600       $0        $ 4,600
Delaware Group Equity Funds V
       11/30/03                                                            $ 50,650       $0       $ 3,750       $0        $ 3,750
       11/30/02                                                            $ 43,150       $0       $ 3,950       $0        $ 3,950
Delaware Group Global & International Funds
       11/30/03                                                            $ 53,050       $0       $ 3,750       $0        $ 3,750
       11/30/02                                                            $ 44,650       $0       $ 5,450       $0        $ 5,450
Delaware Group Limited-Term Government Funds
       12/31/03                                                            $ 23,750       $0       $ 1,250       $0        $ 1,250
       12/31/02                                                            $ 21,350       $0       $ 1,150       $0        $ 1,150


  Fees for services provided by Ernst & Young LLP to DMC and other service providers to the Trusts that are under control with DMC and provide ongoing services to the Trusts.

                             TWELVE-MONTH     AUDIT RELATED   AGGREGATE
                             PERIOD ENDED         FEES         TAX FEES    ALL OTHER FEES    NON-AUDIT FEES
                             ------------     -------------   ---------    --------------    --------------
                               10/31/04         $167,700          $0             $0             $495,840
                               10/31/03         $166,400          $0             $0             $381,800

                                                                      EXHIBIT F

                   OUTSTANDING SHARES AS OF DECEMBER 10, 2004


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
DELAWARE GROUP ADVISER FUNDS
 Delaware U.S. Growth Fund
   Class A Shares ...............................            3,351,441.522
   Class B Shares ...............................            3,067,228.402
   Class C Shares ...............................              799,359.939
   Class R Shares ...............................               23,612.024
   Institutional Class Shares ...................              234,991.257
                                                           ---------------
   Total ........................................            7,476,633.144
 Delaware Diversified Income Fund
   Class A Shares ...............................           36,541,345.473
   Class B Shares ...............................            5,034,778.501
   Class C Shares ...............................           13,634,477.909
   Class R Shares ...............................              724,192.845
   Institutional Class Shares ...................              289,937.731
                                                           ---------------
   Total ........................................           56,224,732.459
DELAWARE GROUP CASH RESERVE
 Delaware Cash Reserve Fund
   Class A Shares ...............................          445,875,781.133
   Class B Shares ...............................           18,627,158.559
   Class C Shares ...............................            8,276,002.753
   Consultant Class Shares ......................           21,937,760.528
                                                           ---------------
   Total ........................................          494,716,702.973
DELAWARE GROUP EQUITY FUNDS I
 Delaware Balanced Fund
   Class A Shares ...............................           14,645,151.663
   Class B Shares ...............................            1,631,572.771
   Class C Shares ...............................              461,929.291
   Class R Shares ...............................                  219.967
   Institutional Class Shares ...................              233,930.592
                                                           ---------------
   Total ........................................           16,972,804.284
DELAWARE GROUP EQUITY FUNDS II
 Delaware Value Fund
   Class A Shares ...............................              651,938.658
   Class B Shares ...............................              159,173.831
   Class C Shares ...............................              244,371.661
   Institutional Class Shares ...................            9,943,579.843
                                                           ---------------
   Total ........................................           10,999,063.993
 Delaware Large Cap Value Fund
   Class A Shares ...............................           69,264,113.265
   Class B Shares ...............................           10,229,977.376
   Class C Shares ...............................            2,335,366.437
   Class R Shares ...............................               68,400.615
   Institutional Class Shares ...................            2,443,005.050
                                                           ---------------
   Total ........................................           84,340,862.743


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
 Delaware Social Awareness Fund
   Class A Shares ...............................           1,839,507.202
   Class B Shares ...............................           2,060,644.546
   Class C Shares ...............................             733,181.927
   Institutional Class Shares ...................              58,968.803
                                                           --------------
   Total ........................................           4,692,302.478
DELAWARE GROUP EQUITY FUNDS III
 Delaware American Services Fund
   Class A Shares ...............................           5,436,951.718
   Class B Shares ...............................           1,544,141.244
   Class C Shares ...............................           1,525,198.474
   Institutional Class Shares ...................             168,337.859
                                                           --------------
   Total ........................................           8,674,629.295
 Delaware Small Cap Growth Fund
   Class A Shares ...............................           2,369,528.586
   Class B Shares ...............................             475,474.001
   Class C Shares ...............................             651,235.021
   Class R Shares ...............................              78,413.619
   Institutional Class Shares ...................             114,894.845
                                                           --------------
   Total ........................................           3,689,546.072
 Delaware Trend Fund
   Class A Shares ...............................          45,376,263.198
   Class B Shares ...............................           9,414,276.443
   Class C Shares ...............................           9,222,368.838
   Class R Shares ...............................             323,348.327
   Institutional Class Shares ...................          15,788,462.953
                                                           --------------
   Total ........................................          80,124,719.759
DELAWARE GROUP EQUITY FUNDS IV
 Delaware Diversified Growth Fund
   Class A Shares ...............................             255,872.728
   Class B Shares ...............................             277,246.577
   Class C Shares ...............................              45,299.035
   Institutional Class Shares ...................          10,229,038.629
                                                           --------------
   Total ........................................          10,807,456.969
 Delaware Growth Opportunities Fund
   Class A Shares ...............................          23,839,993.945
   Class B Shares ...............................           1,470,829.505
   Class C Shares ...............................             467,415.348
   Class R Shares ...............................             133,071.188
   Institutional Class Shares ...................             377,231.679
                                                           --------------
   Total ........................................          26,288,541.665
DELAWARE GROUP EQUITY FUNDS V
 Delaware Dividend Income Fund
   Class A Shares ...............................           9,909,363.899
   Class B Shares ...............................           3,003,927.037
   Class C Shares ...............................           7,710,488.113
   Class R Shares ...............................              33,796.486
   Institutional Class Shares ...................              14,487.972
                                                           --------------
   Total ........................................          20,672,063.507


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
 Delaware Small Cap Core Fund
   Class A Shares ...............................               1,374.725
   Institutional Class Shares ...................             326,289.680
                                                           --------------
   Total ........................................             327,664.405
 Delaware Small Cap Value Fund
   Class A Shares ...............................           6,831,168.645
   Class B Shares ...............................           2,949,741.178
   Class C Shares ...............................           1,770,736.187
   Class R Shares ...............................             116,400.644
   Institutional Class Shares ...................             581,683.758
                                                           --------------
   Total ........................................          12,249,730.412
DELAWARE GROUP FOUNDATION FUNDS
 Delaware Balanced Allocation Portfolio
   Class A Shares ...............................           2,915,890.666
   Class B Shares ...............................             286,528.047
   Class C Shares ...............................             224,066.691
   Class R Shares ...............................             106,991.590
   Institutional Class Shares ...................              90,325.567
                                                           --------------
   Total ........................................           3,623,802.561
 Delaware Growth Allocation Portfolio
   Class A Shares ...............................           2,802,568.998
   Class B Shares ...............................             506,303.289
   Class C Shares ...............................             374,781.755
   Class R Shares ...............................             113,072.101
   Institutional Class Shares ...................              74,662.664
                                                           --------------
   Total.........................................           3,871,388.807
 Delaware Income Allocation Portfolio
   Class A Shares ...............................           3,223,446.202
   Class B Shares ...............................              88,447.196
   Class C Shares ...............................              75,596.843
   Class R Shares ...............................              21,443.976
   Institutional Class Shares ...................              48,264.926
                                                           --------------
   Total ........................................           3,457,199.143
 Delaware S&P 500 Index Fund
   Class A Shares ...............................           2,697,010.195
   Institutional Class Shares ...................           4,016,879.916
                                                           --------------
   Total ........................................           6,713,890.111
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
 Delaware Emerging Markets Fund
   Class A Shares ...............................          15,144,153.545
   Class B Shares ...............................           1,139,254.675
   Class C Shares ...............................           3,861,995.422
   Institutional Class Shares ...................           4,443,215.508
                                                           --------------
   Total ........................................           24,588,619.15


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
 Delaware International Small Cap Value Fund
   Class A Shares ...............................            1,545,255.106
   Class B Shares ...............................              624,023.735
   Class C Shares ...............................              406,798.747
   Institutional Class Shares ...................               62,941.177
                                                           ---------------
   Total ........................................            2,639,018.765
 Delaware International Value Equity Fund
   Class A Shares ...............................           19,113,766.740
   Class B Shares ...............................            2,414,605.444
   Class C Shares ...............................            4,431,810.064
   Class R Shares ...............................               95,552.137
   Institutional Class Shares ...................           10,941,149.265
                                                           ---------------
   Total ........................................           36,996,883.650
DELAWARE GROUP GOVERNMENT FUND
 Delaware American Government Bond Fund
   Class A Shares ...............................           13,283,434.157
   Class B Shares ...............................            3,286,393.690
   Class C Shares ...............................              994,707.244
   Class R Shares ...............................               10,031.047
   Institutional Class Shares ...................            3,069,801.153
                                                           ---------------
   Total ........................................           20,644,367.291
DELAWARE GROUP INCOME FUNDS
 Delaware Corporate Bond Fund
   Class A Shares ...............................           15,879,375.069
   Class B Shares ...............................            3,935,831.185
   Class C Shares ...............................            4,271,260.170
   Class R Shares ...............................              303,909.477
   Institutional Class Shares ...................           21,133,175.268
                                                           ---------------
   Total ........................................           45,523,551.169
 Delaware Delchester Fund
   Class A Shares ...............................           82,833,590.535
   Class B Shares ...............................           18,595,714.016
   Class C Shares ...............................            5,425,777.936
   Institutional Class Shares ...................            7,832,745.456
                                                           ---------------
   Total ........................................          114,687,827.943
 Delaware Extended Duration Bond Fund
   Class A Shares ...............................            4,560,694.480
   Class B Shares ...............................            1,001,443.834
   Class C Shares ...............................              901,471.690
   Institutional Class Shares ...................            7,552,060.099
                                                           ---------------
   Total ........................................           14,015,670.103
 Delaware High-Yield Opportunities Fund
   Class A Shares ...............................           14,833,037.868
   Class B Shares ...............................            3,933,436.694
   Class C Shares ...............................            2,912,534.921
   Class R Shares ...............................               14,797.192
   Institutional Class Shares ...................              784,006.190
                                                           ---------------
   Total ........................................           22,477,812.865


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
 Delaware Limited-Term Government Fund
   Class A Shares ...............................          24,035,834.757
   Class B Shares ...............................           3,316,650.296
   Class C Shares ...............................           6,043,509.662
   Class R Shares ...............................             222,196.493
   Institutional Class Shares ...................           2,551,205.590
                                                           --------------
   Total ........................................          36,169,396.798
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
 Delaware Tax-Free Pennsylvania Fund
   Class A Shares ...............................          73,884,782.552
   Class B Shares ...............................           3,032,822.713
   Class C Shares ...............................             820,238.411
                                                           --------------
   Total ........................................          77,737,843.676
DELAWARE GROUP TAX-FREE FUND
 Delaware Tax-Free Insured Fund
   Class A Shares ...............................           4,809,881.178
   Class B Shares ...............................             575,651.990
   Class C Shares ...............................             198,862.822
                                                           --------------
   Total ........................................            5,584,395.99
 Delaware Tax-Free USA Fund
   Class A Shares ...............................          38,981,804.876
   Class B Shares ...............................           1,757,384.856
   Class C Shares ...............................             498,813.206
                                                           --------------
   Total ........................................          41,238,002.938
 Delaware Tax-Free USA Intermediate Fund
   Class A Shares ...............................           7,501,867.390
   Class B Shares ...............................             323,611.245
   Class C Shares ...............................           1,727,375.107
                                                           --------------
   Total ........................................           9,552,853.742
DELAWARE GROUP TAX-FREE MONEY FUND
 Delaware Tax-Free Money Fund
   Class A Shares ...............................          27,022,696.530
   Consultant Class Shares ......................             812,017.760
                                                           --------------
   Total ........................................           27,834,714.29
DELAWARE INVESTMENTS MUNICIPAL TRUST                            NONE
DELAWARE POOLED TRUST
 The All-Cap Growth Equity Portfolio
   Total ........................................           1,356,858.046
 The Core Focus Fixed Income Portfolio
   Total ........................................             637,104.881
 The Core Plus Fixed Income Portfolio
   Total ........................................           3,864,779.375
 The Emerging Markets Portfolio
   Total ........................................          47,123,671.574
 The Global Fixed Income Portfolio
   Total ........................................          21,624,352.360


FUND                                               NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
 The High-Yield Bond Portfolio
   Total ........................................             349,781.080
 The Intermediate Fixed Income Portfolio
   Total ........................................           1,842,350.289
 The International Equity Portfolio
   Total ........................................          73,840,351.532
 The International Fixed Income Portfolio
   Total ........................................           4,991,612.454
 The Labor Select International Equity Portfolio
   Total ........................................          30,229,042.857
 The Large-Cap Value Equity Portfolio
   Total ........................................             947,060.629
 The Mid-Cap Growth Equity Portfolio
   Total ........................................           5,149,753.785
 The Real Estate Investment Trust Portfolio
   Class A Shares ...............................          14,672,140.797
   Class B Shares ...............................           3,977,724.605
   Class C Shares ...............................           3,461,735.472
   Class R Shares ...............................              98,657.199
   Institutional Class Shares ...................           2,561,098.123
   Pooled Shares ................................           1,351,866.182
                                                           --------------
   Total ........................................          26,123,222.378
 The Real Estate Investment Trust Portfolio II
   Total ........................................           2,054,578.046
 The Small-Cap Growth Equity Portfolio
   Total ........................................           7,617,257.726
 The Small-Cap Growth II Equity Portfolio
   Total ........................................             235,295.118
 The Small-Cap Value Equity Portfolio
   Total ........................................             297,618.512
 The Smid-Cap Growth Equity Portfolio
   Total ........................................             235,295.118
VOYAGEUR INSURED FUNDS
 Delaware Tax-Free Arizona Insured Fund
   Class A Shares ...............................          10,316,674.078
   Class B Shares ...............................           1,149,499.389
   Class C Shares ...............................             576,314.684
                                                           --------------
   Total ........................................          12,042,488.151
 Delaware Tax-Free Minnesota Insured Fund
   Class A Shares ...............................          20,470,103.862
   Class B Shares ...............................           1,273,978.830
   Class C Shares ...............................           1,144,612.785
                                                           --------------
   TOTAL ........................................          22,888,695.477


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
 Delaware Tax-Free Minnesota Intermediate Fund
   Class A Shares ...............................           5,369,420.887
   Class B Shares ...............................             287,024.019
   Class C Shares ...............................             648,676.414
                                                            -------------
   Total ........................................           6,305,121.320
VOYAGEUR INVESTMENT TRUST
 Delaware Tax-Free California Insured Fund
   Class A Shares ...............................           2,265,564.228
   Class B Shares ...............................             594,808.144
   Class C Shares ...............................             125,235.236
                                                            -------------
   Total ........................................           2,985,607.608
 Delaware Tax-Free Florida Fund
   Class A Shares ...............................             959,774.006
   Class B Shares ...............................             296,692.158
   Class C Shares ...............................             198,632.831
                                                            -------------
   Total ........................................           1,455,098.995
 Delaware Tax-Free Florida Insured Fund
   Class A Shares ...............................           7,792,606.066
   Class B Shares ...............................             433,896.688
   Class C Shares ...............................              75,217.258
                                                            -------------
   Total ........................................           8,301,720.012
 Delaware Tax-Free Missouri Insured Fund
   Class A Shares ...............................           4,282,117.499
   Class B Shares ...............................             400,223.844
   Class C Shares ...............................             126,056.225
                                                            -------------
   Total ........................................           4,808,397.568
 Delaware Tax-Free Oregon Insured Fund
   Class A Shares ...............................           2,978,372.383
   Class B Shares ...............................             721,953.674
   Class C Shares ...............................             609,114.105
                                                            -------------
   Total ........................................           4,309,440.162
VOYAGEUR MUTUAL FUNDS
 Delaware Minnesota High-Yield Municipal Bond
  Fund
   Class A Shares ...............................           4,415,453.706
   Class B Shares ...............................           1,132,707.419
   Class C Shares ...............................           1,170,474.430
                                                            -------------
   Total ........................................           6,718,635.555
 Delaware National High-Yield Municipal Bond
  Fund
   Class A Shares ...............................           5,689,166.918
   Class B Shares ...............................           1,424,759.675
   Class C Shares ...............................             494,022.425
                                                            -------------
   Total ........................................           7,607,949.018
 Delaware Tax-Free Arizona Fund
   Class A Shares ...............................           1,921,737.943
   Class B Shares ...............................             677,014.789
   Class C Shares ...............................             310,322.860
                                                            -------------
   TOTAL ........................................           2,909,075.592


FUND                                                NUMBER OF OUTSTANDING SHARES
----                                                ----------------------------
 Delaware Tax-Free California Fund
   Class A Shares ...............................           2,299,541.293
   Class B Shares ...............................           1,207,187.858
   Class C Shares ...............................             556,814.226
                                                           --------------
   Total ........................................           4,063,543.377
 Delaware Tax-Free Idaho Fund
   Class A Shares ...............................           4,991,966.110
   Class B Shares ...............................           1,034,484.912
   Class C Shares ...............................           1,306,599.750
                                                           --------------
   Total ........................................           7,333,050.772
 Delaware Tax-Free New York Fund
   Class A Shares ...............................           1,113,933.781
   Class B Shares ...............................             290,980.110
   Class C Shares ...............................             215,050.807
                                                           --------------
   Total ........................................           1,619,964.698
VOYAGEUR MUTUAL FUNDS II
 Delaware Tax-Free Colorado Fund
   Class A Shares ...............................          24,814,848.861
   Class B Shares ...............................           1,090,950.730
   Class C Shares ...............................             831,856.816
                                                           --------------
   Total ........................................          26,737,656.407
VOYAGEUR MUTUAL FUNDS III
 Delaware Select Growth Fund
   Class A Shares ...............................           9,594,743.171
   Class B Shares ...............................          12,428,495.926
   Class C Shares ...............................           4,172,262.495
   Class R Shares ...............................              41,683.910
   Institutional Class Shares ...................           1,685,943.159
                                                           --------------
   Total ........................................          27,923,128.661
VOYAGEUR TAX FREE FUNDS
 Delaware Tax-Free Minnesota Fund
   Class A Shares ...............................          27,931,478.714
   Class B Shares ...............................           1,142,539.242
   Class C Shares ...............................             906,210.047
                                                           --------------
   Total ........................................          29,980,228.003

                                                                      EXHIBIT G


              PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 1, 2004


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                     NAME AND ADDRESS OF ACCOUNT        SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund                            MLPF&S FOR THE SOLE BENEFIT OF ITS       684,760.848       5.15%
Class A shares                                                    CUSTOMERS
                                                                  ATTENTION: FUND ADMINSEC #97458
                                                                  4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund                            MLPF&S FOR THE SOLE BENEFIT OF ITS       227,808.952       6.92%
Class B shares                                                    CUSTOMERS
                                                                  ATTENTION: FUND ADMIN SEC #97D25
                                                                  4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund                            MLPF&S FOR THE SOLE BENEFIT OF ITS       157,321.614      15.81%
Class C shares                                                    CUSTOMERS SEC #97H03
                                                                  ATTENTION: FUND ADMINISTRATION
                                                                  4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund                            CHASE MANHATTAN BANK C/F               1,106,986.105      36.06%
Institutional Class shares                                        DEL GRP FOUNDATION FD-INCOME PORT.
                                                                  ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN BANK C/F                 728,218.047      23.72%
                                                                  DEL GRP FOUNDATION FD BALANCED PORT
                                                                  ATTN: MARISOL GORDAN GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN C/F                      239,122.235       7.79%
                                                                  DEL GRP FOUNDATION FD GROWTH PORT.
                                                                  ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUST FBO              238,616.693       7.77%
                                                                  MTN WEST/NM CARPENTERS PLAN A
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RS DMC EMPLOYEE MPP PLAN                 201,758.108       6.57%
                                                                  DELAWARE MANAGEMENT CO
                                                                  EMPLOYEE MONEY PURCHASE PENSION
                                                                  C/O RICK SEIDEL
                                                                  1818 MARKET ST
                                                                  PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund                            MLPF&S FOR THE SOLE BENEFIT                8,997.229      89.69%
Class R shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMINISTRATION
                                                                  SEC #97016
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUSTODIAN FBO             723.245       7.21%
                                                                  DIW GROUP INC
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                                   MLPF&S FOR THE SOLE BENEFIT              305,937.599       5.71%
Class A shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97D44
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                      NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                                    MLPF&S FOR THE SOLE BENEFIT             403,434.813      27.26%
Class C shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC #97D44
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund                                    LA CROSS AND COMPANY                     79,446.100      47.19%
Institutional Class shares                                         230 FRONT STREET, NORTH
                                                                   PO BOX 489
                                                                   LA CROSSE WI 54602-0489
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   LEHMAN BROTHERS, INC.                    21,436.502      12.73%
                                                                   743-07965-29
                                                                   70 HUDSON STREET, 7TH FLOOR
                                                                   JERSEY CITY, NJ 07302
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NFSC FEBO Z85-754757                     10,989.684       6.53%
                                                                   WILLIAM L YANKUS
                                                                   4 HINCHLEY WOOD
                                                                   FARMINGTON CT 06032-1457
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                                             MLPF&S FOR THE SLOE BENEFIT OF ITS       32,115.023       6.93%
Class C shares                                                     CUSTOMERS SEC 97HY8
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                                             RS DMC EMPLOYEE MPP PLAN                 75,469.041      32.25%
Institutional Class shares                                         DELAWARE MANAGEMENT CO
                                                                   EMPLOYEE MONEY PURCHASE PENSION
                                                                   C/O RICK SEIDEL
                                                                   1818 MARKET ST
                                                                   PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO           43,936.028      18.77%
                                                                   CLAYTON FDTN FOR RSRCH 401(K)
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO           27,057.294      11.56%
                                                                   ALTA COLLEGES, INC 401(K) PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO           16,961.574       7.25%
                                                                   UFCW & EMPLOYERS SUPP PENSION PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO           14,525.992       6.21%
                                                                   ZOOLOGICAL SCTY OF PHILA 401K
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                                             DELAWARE MANAGEMENT BUSINESS                202.333      91.98%
Class R shares                                                     TRUST - DIA
                                                                   ATTN JOE HASTINGS
                                                                   2005 MARKET ST FL 9
                                                                   PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Cash Reserve Fund                                         MCB TRUST SERVICES TRUSTEE FBO        1,978,938.690       9.02%
Consultant Class shares                                            FOUR QUEENS INC RET/SVGS PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Cash Reserve Fund                                         WELLS FARGO INVESTMENTS LLC             728,625.850       8.79%
Class C shares                                                     ACCOUNT 1070-6184
                                                                   608 2ND AVE S FL 8
                                                                   MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                    C/O MUTUAL FUNDS                           985,818.998       6.23%
Class A shares                                                  WILMINGTON TRUSTCO TRUSTEE FBO
                                                                CATHOLIC HEALTHCARE WEST 403 B
                                                                PLAN ACCOUNT 51465-5
                                                                PO BOX 8880
                                                                WILMINGTON DE 19899-8880
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                    MLPF&S FOR THE SOLE BENEFIT                426,064.566      10.84%
Class B shares                                                  OF ITS CUSTOMERS
                                                                ATTN FUND ADMINISTRATION
                                                                SEC 97YN7
                                                                4800 DEER LAKE DR E 2ND FLOOR
                                                                JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                    MLPF&S FOR THE SOLE BENEFIT              1,624,002.774      38.09%
Class C shares                                                  OF ITS CUSTOMERS
                                                                ATTN FUND ADMINISTRATION
                                                                SEC 97YN8
                                                                4800 DEER LAKE DR E 2ND FLOOR
                                                                JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                    BOST & CO                                1,547,308.220       7.33%
Institutional Class shares                                      FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4170002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198, PITTSBURGH PA 15230-3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                    MLPF&S FOR THE SOLE BENEFIT                194,045.928      63.85%
Class R shares                                                  OF ITS CUSTOMERS
                                                                ATTN FUND ADMINISTRATION
                                                                SEC #97016
                                                                4800 DEER LAKE DR E 2ND FLOOR
                                                                JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                RELIANCE TRUSTCO                            29,256.212       9.63%
                                                                FBO MID ISLAND ELECTRICAL S 401K
                                                                PO BOX 48529
                                                                ATLANTA GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
                                                                RELIANCE TRUSTCO                            19,183.265       6.31%
                                                                FBO PHILADELPHIA MOTORS LL 401K
                                                                PO BOX 48529
                                                                ATLANTA GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                                        MLPF&S FOR THE SOLE BENEFIT OF ITS       1,436,067.171       7.72%
Class B shares                                                  CUSTOMERS
                                                                ATTENTION: FUND ADMIN SEC #97D22
                                                                4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                                        MLPF&S FOR THE SOLE BENEFIT OF ITS         382,780.045       7.06%
Class C shares                                                  CUSTOMERS SEC #97H02
                                                                ATTENTION: FUND ADMINISTRATION
                                                                4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                                        PERSHING LLC                             1,964,349.537      25.12%
Institutional Class shares                                      PO BOX 2052
                                                                JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                NATIONWIDE LIFE INSURANCE COMPANY        1,183,098.668      15.13%
                                                                NATIONWIDE QPVA
                                                                C/O IPO PORTFOLIO ACCOUNTING
                                                                PO BOX 182029
                                                                COLUMBUS OH 43218-2029
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                      NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    RS DMC EMPLOYEE MPP PLAN             1,055,396.018      13.50%
                                                                    DELAWARE MANAGEMENT CO
                                                                    EMPLOYEE MONEY PURCHASE PENSION
                                                                    C/O RICK SEIDEL
                                                                    1818 MARKET ST
                                                                    PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    FTC & CO                               769,446.004       9.84%
                                                                    ACCOUNT #00448
                                                                    DATALYNX
                                                                    PO BOX 173736
                                                                    DENVER CO 80217-3736
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    FTC & CO                               481,063.113       6.15%
                                                                    ACCOUNT # 00325
                                                                    DATALYNX
                                                                    PO BOX 173736
                                                                    DENVER CO 80217-3736
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                                    NFSC FEBO # BRP-300403                  27,646.130      10.91%
Class A shares                                                      LRW COMPANY LIMITED PARTNERSHIP
                                                                    LRW COMPANY LIMITED PARTNERSHIP
                                                                    3241 KERNWAY DR
                                                                    BLOOMFIELD MI 48304-2436
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MICHAEL A MARTUCCI                      22,084.499       8.72%
                                                                    TOD GENEVIEVE T HANCHICK
                                                                    2043 HILLTOP RD
                                                                    BETHLEHEM PA 18015-5122
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    UBS FINANCIAL SERVICES INC FBO          15,772.871       6.23%
                                                                    PEARL J STAEHLE TRUSTEE
                                                                    STAEHLE REVOCABLE TRUST
                                                                    UA DTD 03/27/01
                                                                    17745 N SUNDOWN CT
                                                                    SURPRISE AZ 85374-5661
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                                    JARED R B HUTTON                         8,626.528      19.04%
Class C shares                                                      1875 JUNE LAKE DR
                                                                    HENDERSON NV 89052-6961
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    RAYMOND JAMES & ASSOC INC                4,472.272       9.87%
                                                                    FBO ENGEL DIANA
                                                                    BIN# 84827069
                                                                    880 CARILLON PKWY
                                                                    ST PETERSBURG FL 33716-1100
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    DMTC TTEE OF PERSONAL (K) PL             3,900.511       8.61%
                                                                    KAREN F BLOODGOOD
                                                                    FBO KAREN F BLOODGOOD
                                                                    408 DEEP WILLOW DR
                                                                    EXTON PA 19341-3035
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    LPL FINANCIAL SERVICES                   3,050.990       6.74%
                                                                    ACCOUNT 3321-0608
                                                                    9785 TOWNE CENTRE DR
                                                                    SAN DIEGO CA 92121-1968
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    DMTC TTEE OF PERSONAL 401(K) PLAN        2,726.143       6.02%
                                                                    PAVLOVICH RESIDENTIAL REAL ESTATE
                                                                    FBO JOHN R PAVLOVICH
                                                                    6184 ROCKY GLEN CT
                                                                    SAN JOSE CA 95123-4535
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    UBS FINANCIAL SERVICES INC. FBO          2,373.979       5.24%
                                                                    CHARLENE K TARSNEY
                                                                    9340 WESTERN AVE APT #102
                                                                    OMAHA NE 68114-6742
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund                                CHASE MANHATTAN C/F                      1,464,583.175      14.42%
Institutional Class shares                                      DEL GRP FOUNDATION FD GROWTH PORT.
                                                                ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                3 METROTECH CENTER 8TH FLOOR
                                                                BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                CHASE MANHATTAN BANK C/F                 1,114,919.518      10.97%
                                                                DEL GRP FOUNDATION FD BALANCED PORT
                                                                ATTN: MARISOL GORDAN GLOBAL INV SER
                                                                3 METROTECH CENTER 8TH FLOOR
                                                                BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  894,265.356       8.80%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4180002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  848,829.553       8.35%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4170002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  836,001.425       8.23%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4010002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                CHASE MANHATTAN BANK C/F                   723,191.144       7.12%
                                                                DEL GRP FOUNDATION FD-INCOME PORT.
                                                                ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                3 METROTECH CENTER 8TH FLOOR
                                                                BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  714,637.105       7.03%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4190002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  694,237.047       6.83%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4020002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  623,540.760       6.14%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4030002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198, PITTSBURGH PA 15230-3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BOST & CO                                  558,081.858       5.49%
                                                                FBO TUITION A/C INVESTMENT PROGRAM
                                                                LPAF4040002
                                                                C/O MUTUAL FUND OPERATION
                                                                PO BOX 3198
                                                                PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                                     MLPF&S FOR THE SOLE BENEFIT         2,759,796.919       7.63%
Class A shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                                     MLPF&S FOR THE SOLE BENEFIT           534,276.804      10.64%
Class B shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                                     MLPF&S FOR THE SOLE BENEFIT         3,465,827.485      25.66%
Class C shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                                     RS DMC EMPLOYEE MPP PLAN              126,385.718      43.59%
Institutional Class shares                                           DELAWARE MANAGEMENT CO MPP TRUST
                                                                     C/O RICK SEIDEL
                                                                     1818 MARKET ST
                                                                     PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NFSC FEBO # F12-000981                 20,524.317       7.08%
                                                                     RICHARD I WINWOOD CHAR REMAIND
                                                                     RICHARD I & RICHARD G WINWOOD
                                                                     7069 HIGHLAND DR STE 100
                                                                     SALT LAKE CTY UT 84121-3701
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     WELLS FARGO INVESTMENTS LLC            15,080.060       5.20%
                                                                     ACCOUNT 6455-1134
                                                                     608 2ND AVE S FL 8
                                                                     MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund                                     MLPF&S FOR THE SOLE BENEFIT           511,065.410      70.53%
Class R shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     SEC #97016
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     RELIANCE TRUSTCO                       60,703.439       8.38%
                                                                     FBO TRACE A MATIC CORPORATI 401K
                                                                     PO BOX 48529
                                                                     ATLANTA GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     BISYS RETIREMENT SERVICES FBO          53,395.794       7.37%
                                                                     NEW HART CORPORATION PS
                                                                     700 17TH ST STE 300
                                                                     DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                                        MLPF&S FOR THE SOLE BENEFIT           692,508.163       7.07%
Class A shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     SEC #97016
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                                        MLPF&S FOR THE SOLE BENEFIT           337,478.028      11.28%
Class B shares                                                       OF ITS CUSTOMERS
                                                                     ATTN FUND ADMINISTRATION
                                                                     SEC #97016
                                                                     4800 DEER LAKE DR E 2ND FLOOR
                                                                     JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                                      MLPF&S FOR THE SOLE BENEFIT           2,322,548.532      30.49%
Class C shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                                      PERSHING LLC                              3,240.999      34.94%
Institutional Class shares                                         PO BOX 2052
                                                                   JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   LEGG MASON WOOD WALKER INC.               2,480.529      26.74%
                                                                   413-15819-12
                                                                   PO BOX 1476
                                                                   BALTIMORE MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERSHING LLC                              1,164.599      12.55%
                                                                   PO BOX 2052
                                                                   JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERSHING LLC                              1,028.980      11.09%
                                                                   PO BOX 2052
                                                                   JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   WELLS FARGO INVESTMENTS LLC                 906.618       9.77%
                                                                   ACCOUNT 3011-4076
                                                                   608 2ND AVE S FL 8
                                                                   MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund                                      THE TTEES OF THE CENTER                  33,488.178      99.09%
Class R shares                                                     PLASTIC SURGEY PC
                                                                   DEFINED BENEFIT PEN PL
                                                                   5550 FRIENDSHIP BLVD
                                                                   CHEVY CHASE MD 20815-7256
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                                     MLPF&S FOR THE SOLE BENEFIT OF ITS    2,169,755.227      14.46%
Class A shares                                                     CUSTOMERS SEC #97KB2
                                                                   ATTENTION: FUND ADMINSTRATION
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Market Fund                                      MLPF&S FOR THE SOLE BENEFIT OF ITS       86,775.988       7.59%
Class B shares                                                     CUSTOMERS SEC #97KB3
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                                     MLPF&S FOR THE SOLE BENEFIT OF ITS    1,048,568.353      27.76%
Class C shares                                                     CUSTOMERS SEC #97KB4
                                                                   ATTENTION: FUND ADMINSTRATION
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                                     BALSA & CO MIXED                        901,696.634      20.32%
Institutional Class shares                                         14221 DALLAS PKWY
                                                                   DALLAS TX 75254-2942
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   FTC & CO                                642,697.185      14.48%
                                                                   ACCOUNT # 00118
                                                                   DATALYNX
                                                                   PO BOX 173736
                                                                   DENVER CO 80217-3736
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CHARLES SCHWAB & CO INC                 478,184.801      10.78%
                                                                   SPECIAL CUSTODY ACCT FBO CUSTOMERS
                                                                   ATTN MUTUAL FUNDS
                                                                   101 MONTGOMERY ST
                                                                   SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RS DMC EMPLOYEE MPP PLAN             336,381.317       7.58%
                                                                      DELAWARE MANAGEMENT CO
                                                                      EMPLOYMENT PROFIT SHARING TRUST
                                                                      C/O RICK SEIDEL
                                                                      1818 MARKET ST,
                                                                      PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MFS HERITAGE TRUST COMPANY TTEE      241,571.703       5.44%
                                                                      FBO RICH'S 401K PLAN
                                                                      ATTN: MICHELLE FRITZIUS
                                                                      ONE ROBERT RICH WAY
                                                                      PO BOX 245,
                                                                      BUFFALO NY 14240-0245
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                  MLPF&S FOR THE SOLE BENEFIT          338,862.515       7.63%
Class A shares                                                        OF ITS CUSTOMERS
                                                                      ATTN FUND ADMINISTRATION
                                                                      SEC #97YJ4
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                  MLPF&S FOR THE SOLE BENEFIT          198,004.344      19.79%
Class B shares                                                        OF ITS CUSTOMERS
                                                                      ATTN FUND ADMINISTRATION
                                                                      SEC #97YJ5
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                  MLPF&S FOR THE SOLE BENEFIT          283,048.480      31.73%
Class C shares                                                        OF ITS CUSTOMERS
                                                                      ATTN FUND ADMINISTRATION
                                                                      SEC #97YN4
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                  PERSHING LLC                          54,579.278       6.12%
Class C shares                                                        P.O. BOX 2052
                                                                      JERSEY CITY NJ #07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio                                MCB TRUST SERVICES TRUSTEE FBO     1,274,845.525      43.52%
Class A shares                                                        HOAG SHELTERED SAVINGS PLAN
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO       437,459.728      14.93%
                                                                      VISITING NURSE SERVICE P/S
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio                                MLPF&S FOR THE SOLE BENEFIT           15,053.591       5.25%
Class B shares                                                        OF ITS CUSTOMERS
                                                                      ATTN FUND ADMIN-SEC #97T15
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio                                MLPF&S FOR THE SOLE BENEFIT           26,740.709      11.92%
Class C shares                                                        OF ITS CUSTOMERS
                                                                      ATTN FUND ADMIN-SEC #97T16
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO        14,865.084       6.62%
                                                                      GENFED FEDERAL CR UNION 401(K)
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO        32,946.534      36.48%
                                                                      UNITED SUBCONTRACTORS 401(K)
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio                             MCB TRUST SERVICES CUST FBO             26,284.617       29.10%
Institutional Class shares                                         IRON WORKERS LOCAL 420 ANNUITY
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUST FBO             20,531.423       22.73%
                                                                   SOUTHWEST GRAPHICS, P/S 401(K)
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   DELAWARE MANAGEMENT BUSINESS TR-DIA      7,052.684        7.81%
                                                                   ATTN: JOSEPH HASTINGS
                                                                   2005 MARKET ST FL 9
                                                                   PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio                             MLPF&S FOR THE SOLE BENEFIT             72,534.574       67.79%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC # 97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO          34,456.004       32.20%
                                                                   PEOPLES STATE BANK 401K PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio                               MCB TRUST SERVICES TRUSTEE FBO         996,499.172       35.56%
Class A shares                                                     HOAG SHELTERED SAVINGS PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MLPF&S FOR THE SOLE BENEFIT            424,187.923       15.14%
                                                                   OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC # 97T17
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO         170,280.562        6.08%
                                                                   COASTAL CTR FOR DEV SRVS MPP
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUSTODIAN FBO       155,697.972        5.56%
                                                                   TRANSERVICE LEASE CORPORATION
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO         142,047.521        5.07%
                                                                   BOCA RATON EMPLOYEES SAVINGS
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio                               MLPF&S FOR THE SOLE BENEFIT            122,488.366       32.69%
Class C shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC #97T20
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO          18,901.515        5.04%
                                                                   GENFED FEDERAL CR UNION 401(K)
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio                               MCB TRUST SERVICES TRUSTEE FBO          44,319.950       59.36%
Institutional Class shares                                         UNITED SUBCONTRACTORS 401(K)
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUST FBO               15,661.023      20.98%
                                                                  IRON WORKERS LOCAL 420 ANNUITY
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DELAWARE MANAGEMENT BUSINESS TR-DIA        6,926.195       9.28%
                                                                  ATTN: JOSEPH HASTINGS
                                                                  2005 MARKET ST FL 9
                                                                  PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUST FBO                5,766.407       7.72%
                                                                  IATSE ATLANTA ANNUITY TRUST
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio                              MLPF&S FOR THE SOLE BENEFIT               86,420.116      76.43%
Class R shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMINISTRATION-SEC #97016
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES TRUSTEE FBO            26,650.981      23.57%
                                                                  PEOPLES STATE BANK 401K PLAN
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio                              MCB TRUST SERVICES TRUSTEE FBO         2,677,575.997      83.07%
Class A shares                                                    HOAG SHELTERED SAVINGS PLAN
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio                              MLPF&S FOR THE SOLE BENEFIT                9,456.229      10.69%
Class B shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97T08
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NFSC FEBO # BWD-014184                     5,654.576       6.39%
                                                                  LESLIE R BROWN
                                                                  648 REDWOOD LN
                                                                  NAMPA ID 83651-2471
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERSHING LLC                               5,154.234       5.83%
                                                                  P.O. BOX 2052
                                                                  JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  WELLS FARGO INVESTMENTS LLC                4,611.857       5.21%
                                                                  ACCOUNT 5581-9526
                                                                  608 2ND AVE S FL 8
                                                                  MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio                              WELLS FARGO INVESTMENTS LLC               19,645.683      25.99%
Class C shares                                                    ACCOUNT 8777-9127
                                                                  608 2ND AVE S FL 8
                                                                  MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NFSC FEBO # BNW-947342                    10,035.571      13.28%
                                                                  NFS/FMTC IRA
                                                                  FBO PATRICIA C MCNAMARA
                                                                  6155 NAGEL ST
                                                                  LA MESA CA 91942-3111
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MLPF&S FOR THE SOLE BENEFIT                8,827.882      11.68%
                                                                  OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97T13
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES TRUSTEE FBO             4,624.579       6.12%
                                                                  GENFED FEDERAL CR UNION 401(K)
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES TRUSTEE FBO             4,536.410       6.00%
                                                                  WIEBER LUMBER 401(K) PLAN
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio                              MCB TRUST SERVICES CUST FBO               19,640.970      40.69%
Institutional Class shares                                        IRON WORKERS LOCAL 420 ANNUITY
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES TRUSTEE FBO            19,528.737      40.46%
                                                                  UNITED SUBCONTRACTORS 401(K)
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DELAWARE MANAGEMENT BUSINESS TR-DIA        7,443.529      15.42%
                                                                  ATTN: JOSEPH HASTINGS
                                                                  2005 MARKET ST FL 9
                                                                  PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MLPF&S FOR THE SOLE BENEFIT               21,442.960     100.00%
                                                                  OF ITS CUSTOMERS
                                                                  ATTN FUND ADMINISTRATION
                                                                  SEC #97016
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                                MLPF&S FOR THE SOLE BENEFIT OF ITS     1,997,448.300       8.38%
Class A shares                                                    CUSTOMERS
                                                                  ATTENTION: FUND ADMIN SEC #974N2
                                                                  4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                                MLPF&S FOR THE SOLE BENEFIT OF ITS        76,056.729       5.17%
Class B shares                                                    CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97E99
                                                                  4800 DEER LAKE DR E-2ND FL
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                                MLPF&S FOR THE SOLE BENEFIT OF ITS        65,983.783      14.07%
Class C shares                                                    CUSTOMERS SEC #97HY4
                                                                  ATTENTION: FUND ADMINISTRATION
                                                                  4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                  JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                                RS DMC EMPLOYEE MPP PLAN                 143,136.697      37.90%
Institutional Class shares                                        DELAWARE MANAGEMENT CO
                                                                  EMPLOYEE MONEY PURCHASE PENSION
                                                                  C/O RICK SEIDEL
                                                                  1818 MARKET ST,
                                                                  PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUST FBO               66,613.770      17.64%
                                                                  PHILADELPHIA GAS WORKS 457
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHARLES SCHWAB & CO INC                   46,315.215      12.26%
                                                                  ATTN MUTUAL FUND DEPT
                                                                  101 MONTGOMERY ST
                                                                  SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUST FBO             30,703.301        8.13%
                                                                   GRTR PHILA CHAMBER OF COM 401K
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO          19,024.723        5.04%
                                                                   CASTLE HARLAN,INC. 401(K) PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                                 AST TRUST COMPANY AS TTEE FBO           92,814.613       69.76%
Class R shares                                                     WINDERMERE REAL ESTATE RETIREMENT
                                                                   PLAN & TRUST FOR AGENTS
                                                                   2390 E CAMELBACK RD STE 240
                                                                   PHOENIX AZ 85016-3434
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AST TRUST COMPANY AS TTEE FBO           18,581.259       13.97%
                                                                   WINDERMERE 401K PLAN
                                                                   2390 E CAMELBACK RD STE 240
                                                                   PHOENIX AZ 85016-3434
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUSTODIAN FBO        10,022.406        7.53%
                                                                   ADVANCED FUEL RESEARCH INC
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MLPF&S FOR THE SOLE BENEFIT              9,644.758        7.25%
                                                                   OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                             MLPF&S FOR THE SOLE BENEFIT            556,316.031       14.24%
Class B shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   4800 DEER LAKE DR E 3RD FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                             MLPF&S FOR THE SOLE BENEFIT            575,366.681       20.00%
Class C shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   4800 DEER LAKE DR E 3RD FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                             CHASE MANHATTAN BANK C/F               705,414.170       89.98%
Institutional Class shares                                         DEL GRP FOUNDATION FD-INCOME PORT.
                                                                   ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                   3 METROTECH CENTER 8TH FLOOR
                                                                   BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MORGAN KEEGAN & COMPANY INC             53,063.617        6.77%
                                                                   FBO 014038231
                                                                   50 N FRONT ST
                                                                   MEMPHIS TN 38103-2126
-----------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                             MLPF&S FOR THE SOLE BENEFIT              6,348.124       42.84%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AMERITRADE INC FBO 7736987481            2,421.180       16.34%
                                                                   PO BOX 2226
                                                                   OMAHA NE 68103-2226
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUSTODIAN FBO          1,768.662      11.93%
                                                                   ADVANCED WASTEWATER SOLUTIONS 401K
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUSTODIAN FBO          1,516.388      10.23%
                                                                   GAPASIN MANOR INC
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AMERITRADE INC FBO 7735869841             1,133.787       7.65%
                                                                   PO BOX 2226
                                                                   OMAHA NE 68103-2226
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Inflation Protected Bond Fund                             DMH CORP                                200,000.000     100.00%
Class A shares                                                     ATTN JOE HASTINGS
                                                                   2005 MARKET ST FL 9
                                                                   PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Inflation Protected Bond Fund                             DMH CORP                                200,000.000     100.00%
Institutional Class shares                                         ATTN JOE HASTINGS
                                                                   2005 MARKET ST FL 9
                                                                   PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund                        PERSHING LLC                            348,614.859      22.58%
Class A shares                                                     PO BOX 2052
                                                                   JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   PATRICK R & MARY L VITERBO TTEES         99,545.944       6.45%
                                                                   PATRICK & MARY VITERBO REV TR
                                                                   U/A DTD 3-24-84
                                                                   7040 W SURREY AVE
                                                                   PEORIA AZ 85381-5014
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund                        MORGAN STANLEY & CO FBO                  67,188.461      16.52%
Class C shares                                                     THOMAS LONGFELLOW,
                                                                   S LONGFELLOW, R LONGFELLOW
                                                                   TENCOM
                                                                   1010 OVERLOOK RD,
                                                                   MENDOTA HTS MN 5518-3651
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MLPF&S FOR THE SOLE BENEFIT              30,943.581       7.61%
                                                                   OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund                        NFSC FEBO # HDM-601250                   59,434.448      94.43%
Institutional Class shares                                         BLUMENTHAL INC
                                                                   MUTUAL FUND
                                                                   951 S 35TH ST
                                                                   W DES MOINES IA 50265-5309
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund                           PRUDENTIAL INVESTMENT MGMT SVC FBO    2,736,458.204      14.39%
Class A shares                                                     MUTUAL FUND CLIENTS
                                                                   ATTN: PRUCHOICE UNIT
                                                                   MAIL STOP 194-201
                                                                   194 WOOD AVE S,
                                                                   ISELIN NJ 08830-2710
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   ISELIN NJ 08830-2710                  1,127,069.333       5.93%
                                                                   CHARLES SCHWAB & CO INC
                                                                   SPEC CUSTODY ACCT FOR THE EXCL
                                                                   BNFT OF CUSTS ATTN MUT FDS
                                                                   101 MONTGOMERY ST
                                                                   SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund                           MLPF&S FOR THE SOLE BENEFIT OF ITS      152,313.157       6.32%
Class B shares                                                     CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC #97HN8
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   FIRST CLEARING CORPORATION              136,222.408       5.65%
                                                                   ACCOUNT 4035-1875
                                                                   HARBOR ASSOCIATES
                                                                   ACCOUNT #2
                                                                   230 NORMANDY CIRCLE,
                                                                   PALM HARBOR FL 34683
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund                           MLPF&S FOR THE SOLE BENEFIT OF ITS      288,170.445       6.56%
Class C shares                                                     CUSTOMERS SEC #97HY9
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund                           CITIGROUP GLOBAL MARKETS INC          4,224,775.417      38.67%
Institutional Class shares                                         00109801250
                                                                   333 W 34TH ST FL 3
                                                                   NEW YORK NY 10001-2402
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NORWEST BANK COLORADO NA TTEE         3,792,372.924      34.71%
                                                                   COUNTY OF LOS ANGELES DEF COMP
                                                                   AND THRIFT PLN
                                                                   C/O GREAT WEST LIFE & ANNUITY
                                                                   8515 E ORCHARD RD #2T2,
                                                                   ENGLEWOOD, CO 80111-5002
-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund                           MLPF&S FOR THE SOLE BENEFIT              77,921.461      81.55%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   AST TRUST COMPANY AS CUST                 5,414.528       5.67%
                                                                   FBO DANIEL PROFESSIONAL GROUP INC
                                                                   RETIREMENT SAVINGS PLAN
                                                                   A2575
                                                                   2390 E CAMELBACK RD STE 240,
                                                                   PHOENIX AZ 85016-3434
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT OF ITS      285,977.364      12.21%
Class C shares                                                     CUSTOMERS SEC #97HY6
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund                                      MCB TRUST SERVICES TRUSTEE FBO        1,036,257.833      42.43%
Institutional Class shares                                         DAY & ZIMMERMANN 401(K) PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   RS DMC EMPLOYEE MPP PLAN                523,216.428      21.42%
                                                                   DELAWARE MANAGEMENT CO
                                                                   EMPLOYEE MONEY PURCHASE PENSION
                                                                   C/O RICK SEIDEL
                                                                   1818 MARKET ST,
                                                                   PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO          124,151.964       5.08%
                                                                   DAY & ZIMMERMANN HAWTHORNE 401K PL
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT              64,230.139      93.97%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE                4,023.165       5.89%
                                                                   LAI CONSTRUCTION SERVICES INC
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                              MLPF&S FOR THE SOLE BENEFIT             200,162.196      90.13%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES CUST. FBO             13,034.790       5.87%
                                                                   VAN ZYVERDEN, INC.
                                                                   700 17TH STREET
                                                                   SUITE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS    1,709,584.197       7.08%
Class A shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN SEC #974P3
                                                                   4800 DEER LAKE DR E #2
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS      326,961.597       9.83%
Class B shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN SEC #97D24
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                              MLPF&S FOR THE SOLE BENEFIT OF ITS    1,460,530.566      24.13%
Class C shares                                                     CUSTOMERS SEC #97H04
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                              MCB TRUST SERVICES CUST FBO             403,499.699      15.82%
Institutional Class shares                                         IRON WORKERS LOCAL 420 ANNUITY
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   LINCOLN FINANCIAL GROUP                 375,156.460      14.71%
                                                                   FOUNDATION INC
                                                                   1300 S CLINTON ST
                                                                   FORT WAYNE IN 46802-3506
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                               224,046.547       8.79%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4050002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CHASE MANHATTAN BANK C/F               219,134.532        8.59%
                                                                   DEL GRP FOUNDATION FD BALANCED PORT
                                                                   ATTN: MARISOL GORDAN GLOBAL INV SER
                                                                   3 METROTECH CENTER 8TH FLOOR
                                                                   BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                              182,167.129        7.14%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4130002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                              167,397.995        6.56%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4040002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   RS DMC EMPLOYEE MPP PLAN               164,620.757        6.45%
                                                                   DELAWARE MANAGEMENT CO
                                                                   EMPLOYEE MONEY PURCHASE PENSION
                                                                   C/O RICK SEIDEL
                                                                   1818 MARKET ST
                                                                   PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                              151,266.278        5.93%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4170002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                              135,205.485        5.30%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4060002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal                            MLPF&S FOR THE SOLE BENEFIT             70,241.736        6.20%
Bond Fund                                                          OF ITS CUSTOMERS
Class B shares                                                     ATTN FUND ADMINISTRATION SEC #97KF1
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal                            MLPF&S FOR THE SOLE BENEFIT            120,485.688       10.37%
Bond Fund                                                          OF ITS CUSTOMERS
Class C shares                                                     ATTN FUND ADMINISTRATION SEC #97KF2
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   WELLS FARGO INVESTMENTS LLC             86,158.727        7.42%
                                                                   ACCOUNT 6651-0545
                                                                   420 MONTGOMERY ST
                                                                   SAN FRANCISCO CA 94104-1207
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   ANDREW ELLIS                            73,766.299        6.35%
                                                                   HARRIET A ELLIS JTTEN
                                                                   5201 BELMONT
                                                                   MINNEAPOLIS MN 55419-1347
-----------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal                             FIRST CLEARING CORPORATION             403,544.633        7.11%
Bond Fund                                                          A/C 2297-6324
Class A shares                                                     JUANITA M DALY
                                                                   PO BOX 9
                                                                   BIG ARM MT 59910-0009
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond                       MLPF&S FOR THE SOLE BENEFIT              289,319.508      20.31%
Fund                                                              OF ITS CUSTOMERS
Class B shares                                                    ATTN FUND ADMINISTRATION SEC #97L95
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond                       MLPF&S FOR THE SOLE BENEFIT              145,475.709      29.45%
Fund                                                              OF ITS CUSTOMERS
Class C shares                                                    ATTN FUND ADMINISTRATION SEC #97L96
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RAYMOND JAMES & ASSOC INC                 65,016.441      13.16%
                                                                  FBO REAGAN FAMI
                                                                  BIN #50277864
                                                                  880 CARILLON PKWY
                                                                  ST PETERSBURG FL 33716-1100
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  FIRST CLEARING, LLC                       29,073.346       5.89%
                                                                  A/C 6326-2843
                                                                  ARNI L NASHBAR AND
                                                                  8911 BLOOMFIELD BLVD
                                                                  SARASOTA FL 34238-4452
-----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                                                CHARLES SCHWAB & CO INC                1,249,991.525       8.53%
Class A shares                                                    SPEC CUSTODY ACCT FOR THE EXCL
                                                                  BNFT OF CUSTS ATTN MUT FDS
                                                                  101 MONTGOMERY ST
                                                                  SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                                                MLPF&S FOR THE SOLE BENEFIT              458,563.952      11.52%
Class B shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97SR7
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                                                MLPF&S FOR THE SOLE BENEFIT              498,130.027      14.38%
Class C shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97SR9
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                                                CHARLES SCHWAB & CO INC                  650,119.468      25.41%
Institutional Class shares                                        SPEC CUSTODY ACCT FOR THE EXCL
                                                                  BNFT OF CUSTS ATTN MUT FDS
                                                                  101 MONTGOMERY ST
                                                                  SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  FIDELITY INVESTMENTS INSTITUTIONAL       338,314.140      13.22%
                                                                  OPERATIONS CO FIIOC AS AGENT
                                                                  FOR CERTAIN EMPLOYEE BENEFIT PLANS
                                                                  100 MAGELLAN WAY KW1C
                                                                  COVINGTON KY 41015-1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RS DMC EMPLOYEE MPP PLAN                 186,747.185       7.30%
                                                                  DELAWARE MANAGEMENT CO
                                                                  EMPLOYEE MONEY PURCHASE PENSION
                                                                  C/O RICK SEIDEL
                                                                  1818 MARKET ST,
                                                                  PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                                                GRAHAM RIDDLE                             16,400.094      16.65%
Class R shares                                                    JEFFERY M SCHWARTZ TTEESS
                                                                  FBO NATIONAL SECURITY RESEARCH
                                                                  401K PLAN
                                                                  2231 CRYSTAL DR STE 500,
                                                                  ARLINGTON VA 22202-3722
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MLPF&S FOR THE SOLE BENEFIT           9,855.609       10.01%
                                                                      OF ITS CUSTOMERS
                                                                      ATTN FUND ADMINISTRATION
                                                                      SEC #97016
                                                                      4800 DEER LAKE DR E 2ND FLOOR
                                                                      JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      ROGER D HOHLT TTEE FBO CURTIS         6,946.480        7.05%
                                                                      BLAKELY & CO PC EMPEE SVGS
                                                                      ATTN: ROGER HOHLT
                                                                      PERSONAL & CONFIDENTIAL
                                                                      2403 JUDSON ROAD,
                                                                      LONGVIEW TX 75605-4639
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES CUSTODIAN FBO      6,742.090        6.84%
                                                                      EMIGH HARDWARE COMPANY
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RELIANCE TRUSTCO                      5,001.950        5.08%
                                                                      FBO PUMFORD CONSTRUCTION I 401K
                                                                      PO BOX 48529
                                                                      ATLANTA GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES CUSTODIAN FBO      4,919.791        4.99%
                                                                      SCHWEISSGUTH BROTHERS INC
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware S&P 500 Index Fund                                           MCB TRUST SERVICES TRUSTEE FBO      698,667.653       25.88%
Class C shares                                                        UFCW LOCAL 1776 RET SVGS PLAN
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RS DMC EMPLOYEE MPP PLAN            326,584.609       12.10%
                                                                      DELAWARE MANAGEMENT CO MPP TRUST
                                                                      C/O RICK SEIDEL
                                                                      1818 MARKET ST
                                                                      PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO      211,019.119        7.82%
                                                                      PLUMBERS & STEAMFITTERS MPP PL
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES CUST FBO         188,930.772        7.00%
                                                                      MTN WEST/NM CARPENTERS PLAN A
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO      186,287.076        6.90%
                                                                      CASTLE HARLAN,INC. 401(K) PLAN
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO      182,073.988        6.74%
                                                                      UNITED SUBCONTRACTORS 401(K)
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO      176,603.784        6.54%
                                                                      APPLIED CARD SYSTEMS 401(K)
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES CUST FBO         136,488.318        5.06%
                                                                      IRON WORKERS LOCAL 420 ANNUITY
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware S&P 500 Index Fund                                       MCB TRUST SERVICES TRUSTEE FBO           700,387.053      17.45%
Institutional Class shares                                        HOAG SHELTERED SAVINGS PLAN
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                                       T ROWE PRICE RETIREMENT PLAN SVCS        319,503.118      18.95%
Institutional Class shares                                        FBO RETIREMENT PLAN CLIENTS
                                                                  4515 PAINTERS MILL RD
                                                                  OWINGS MILLS MD 21117-4903
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RS DMC EMPLOYEE MPP PLAN                 289,586.882      17.18%
                                                                  DELAWARE MANAGEMENT CO MPP TRUST
                                                                  C/O RICK SEIDEL
                                                                  1818 MARKET ST
                                                                  PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RELIANCE TRUST COMPANY                   265,510.469      15.75%
                                                                  TTEE FBO DEAN FOODS 401K PLAN
                                                                  ATTN FANNY SHEUMAKER
                                                                  2515 MCKINNEY AVE STE 120 LB30
                                                                  DALLAS TX 75201-1978
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES CUST FBO              136,407.375       8.09%
                                                                  PHILADELPHIA GAS WORKS 457
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  WESTERN WASHINGTON U.A.                  105,977.966       6.29%
                                                                  SUPPLEMENTAL PENSION PLAN
                                                                  C/O ZENITH ADMINISTRATORS
                                                                  201 QUEEN ANNE AVE N STE 100
                                                                  SEATTLE WA 98109-4824
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN C/F                      104,408.369       6.19%
                                                                  DEL GRP FOUNDATION FD GROWTH PORT.
                                                                  ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MCB TRUST SERVICES TRUSTEE FBO           101,150.313       6.00%
                                                                  UFCW & EMPLOYERS SUPP PENSION PLAN
                                                                  700 17TH ST STE 300
                                                                  DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                                       C/O MUTUAL FUNDS                         596,321.299       6.21%
Class A shares                                                    WILMINGTON TRUSTCO TRUSTEE FBO
                                                                  ST VINCENT MERCY MEDICAL CENTER
                                                                  DEFINED CONTRIBUTION PL ACCOUNT
                                                                  PO BOX 8880,
                                                                  WILMINGTON DE 19899-8880
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MLPF&S FOR THE SOLE BENEFIT              483,950.155       5.04%
                                                                  OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97D44
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                                       MLPF&S FOR THE SOLE BENEFIT            1,244,835.218      10.00%
Class B shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMINISTRATION SEC #97HP0
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                                       MLPF&S FOR THE SOLE BENEFIT              934,278.374      22.34%
Class C shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMIN-SEC #97D45
                                                                  4800 DEER LAKE DR E 2ND FLOOR
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                                         RELIANCE TRUSTCO                       26,502.138       63.74%
Class R shares                                                      FBO RELIANCE TRADING CORPOR 401K
                                                                    PO BOX 48529
                                                                    ATLANTA GA 30362-1529
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MLPF&S FOR THE SOLE BENEFIT            12,648.842       30.42%
                                                                    OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97016
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Core Fund                                        DMTC C/F THE ROLLOVER IRA OF              629.965       45.82%
Class A shares                                                      DEMIAN P WINES
                                                                    315 KRAMS AVE
                                                                    PHILADELPHIA PA 19128-4732
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    DMTC C/F THE ROTH IRA OF                  314.713       22.89%
                                                                    JAMES C MORROW
                                                                    2004 E VENANGO ST
                                                                    PHILADELPHIA PA 19134-2122
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    JAMES C MORROW                            272.792       19.84%
                                                                    2004 E VENANGO ST
                                                                    PHILADELPHIA PA 19134-2122
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Core Fund                                        LINCOLN NATIONAL LIFE INS COMPANY     326,287.980      100.00%
Institutional Class shares                                          1300 S CLINTON ST
                                                                    FORT WAYNE IN 46802-3518
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                                      MLPF&S FOR THE SOLE BENEFIT           465,058.195       19.65%
Class A shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN-SEC #
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                                      MLPF&S FOR THE SOLE BENEFIT            27,198.339        5.72%
Class B shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION SEC #
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                                      MLPF&S FOR THE SOLE BENEFIT           168,143.485       25.87%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN-SEC #
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                                      MERCANTILE SAFE DEPOSIT & TRUST CO    114,412.062       99.58%
Institutional Class shares                                          TTEE FBO RANDOLPH HOSPITAL PENSION
                                                                    PLAN A/C #3409802
                                                                    ATTN: MUTUAL FUNDS
                                                                    766 OLD HAMMONDS FERRY ROAD,
                                                                    LINTHICUM MD 21090-2112
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                                      MLPF&S FOR THE SOLE BENEFIT            71,488.496       91.18%
Class R shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97016
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES CUSTODIAN FBO        4,935.755        6.29%
                                                                    FIRST STATE BANK PSP & TRUST
                                                                    A/C #07C19375
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT OF ITS     353,203.755        5.18%
Class A shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN SEC #973J6
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT OF ITS     253,336.420        8.57%
Class B shares                                                     CUSTOMERS
                                                                   ATTN: FUND ADMIN-SEC #97E98
                                                                   4800 DEER LAKE DR E-2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT OF ITS     324,373.937       18.39%
Class C shares                                                     CUSTOMERS SEC #97HY5
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                                      RS DMC EMPLOYEE MPP PLAN               241,758.222       41.56%
Institutional Class shares                                         DELAWARE MANAGEMENT CO
                                                                   EMPLOYEE MONEY PURCHASE PENSION
                                                                   C/O RICK SEIDEL
                                                                   1818 MARKET ST,
                                                                   PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CHASE MANHATTAN C/F                     46,105.245        7.93%
                                                                   DEL GRP FOUNDATION FD GROWTH PORT.
                                                                   ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                   3 METROTECH CENTER 8TH FLOOR
                                                                   BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOST & CO                               34,301.171        5.90%
                                                                   FBO TUITION A/C INVESTMENT PROGRAM
                                                                   LPAF4010002
                                                                   C/O MUTUAL FUND OPERATION
                                                                   PO BOX 3198,
                                                                   PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                                      MLPF&S FOR THE SOLE BENEFIT             49,283.766       42.36%
Class R shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MCB TRUST SERVICES TRUSTEE FBO          26,498.552       22.77%
                                                                   PEOPLES STATE BANK 401K PLAN
                                                                   700 17TH ST STE 300
                                                                   DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                                     MLPF&S FOR THE SOLE BENEFIT OF ITS     115,835.212        5.62%
Class B shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN-SEC #97NN2
                                                                   4800 DEER LAKE DRIVE EAST, 2RD FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                                     MLPF&S FOR THE SOLE BENEFIT OF ITS      98,723.280       13.47%
Class C shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN-SEC #97NN3
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund                                     RS DMC EMPLOYEE MPP PLAN                24,707.256       41.92%
Institutional Class shares                                         DELAWARE MANAGEMENT CO
                                                                   EMPLOYEE MONEY PURCHASE PENSION
                                                                   C/O RICK SEIDEL
                                                                   1818 MARKET ST,
                                                                   PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MCB TRUST SERVICES TRUSTEE FBO       17,788.845       30.18%
                                                                      ZOOLOGICAL SCTY OF PHILA 401K
                                                                      700 17TH ST STE 300
                                                                      DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      FIRST CLEARING LLC                   13,786.408       23.39%
                                                                      A/C 4237-6535
                                                                      JOSEPH H HAGOOD IRA
                                                                      FCC AS CUSTODIAN
                                                                      566 COUNTY ROAD 83,
                                                                      SELMA AL 36703-9247
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund                                        RBC DAIN RAUSCHER FBO               350,746.539       18.16%
Class A shares                                                        GAYLORD RUBIN
                                                                      BEVERLY RUBIN CO-TTEES
                                                                      GAYLORD& BEVERLY RUBIN FAM TR
                                                                      6580 N PRAYING MONK RD,
                                                                      PARADISE VALLEY AZ 85253-4085
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      WELLS FARGO INVESTMENTS LLC         115,590.261        5.99%
                                                                      ACCOUNT 4573-4429
                                                                      608 2ND AVE S FL 8
                                                                      MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      A G EDWARDS & SONS INC FBO          102,159.847        5.29%
                                                                      FRANCES C CARTER
                                                                      ACCOUNT 0085-008374
                                                                      1 N JEFFERSON AVE
                                                                      SAINT LOUIS MO 63103-2205
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund                                        WELLS FARGO INVESTMENTS LLC          32,184.679       10.37%
Class C shares                                                        ACCOUNT 5273-9816
                                                                      608 2ND AVE S FL 8
                                                                      MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      UBS FINANCIAL SERVICES INC. FBO      20,730.564        6.68%
                                                                      THE DAVIDSON FAMILY TRUST
                                                                      DTD 2/2/93
                                                                      CLARA DAVIDSON TTEES
                                                                      400 S BROADWAY PLACE APT 1124,
                                                                      TUCSON AZ 85710-3700
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RONALD W BOWDEN                      19,645.161        6.33%
                                                                      AND CHERYL BOWDEN TTEES
                                                                      RONALD W & CHERYL L BOWDEN TRUST
                                                                      DTD 9-28-99
                                                                      PO BOX 1101,
                                                                      YARNELL AZ 85362-1101
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      LEGG MASON WOOD WALKER INC           19,318.488        6.23%
                                                                      423-00154-16
                                                                      PO BOX 1476
                                                                      BALTIMORE MD 21203-1476
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      WELLS FARGO INVESTMENTS LLC          17,573.981        5.66%
                                                                      ACCOUNT 2078-1746
                                                                      608 2ND AVE S FL 8
                                                                      MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      WELLS FARGO INVESTMENTS LLC          16,168.241        5.21%
                                                                      ACCOUNT 1901-5935
                                                                      608 2ND AVE S FL 8
                                                                      MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund                              MLPF&S FOR THE SOLE BENEFIT           799,995.554        7.75%
Class A shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund                              MLPF&S FOR THE SOLE BENEFIT           137,360.866       11.97%
Class B shares                                                      OF ITS CUSTOMERS SEC #97GC9
                                                                    ATTN FUND ADMINISTRATION
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund                              MLPF&S FOR THE SOLE BENEFIT           135,986.558       23.96%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN-SEC #97EA5
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    WELLS FARGO INVESTMENTS LLC            43,219.297        7.61%
                                                                    ACCOUNT 1972-1797
                                                                    608 2ND AVE S FL 8
                                                                    MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    WELLS FARGO INVESTMENTS LLC            28,442.175        5.01%
                                                                    ACCOUNT 4392-8254
                                                                    608 2ND AVE S FL 8
                                                                    MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund                                   MLPF & S FOR THE SOLE BENEFIT         257,340.203       11.19%
Class A shares                                                      OF ITS CUSTOMERS SEC #97GD4
                                                                    ATTN FUND ADMINISTRATION
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    NFSC FEBO # STL-692921                180,872.151        7.87%
                                                                    MARGARET R PETERSON TTEE
                                                                    SURVIVORS TR UNDER THE PETERSON
                                                                    FAM TR, U/A 8/2/88
                                                                    539 E WALNUT,
                                                                    BURBANK CALIFORNIA 91501-1723
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    FIRST CLEARING LLC                    123,434.705        5.37%
                                                                    A/C 1214-8336
                                                                    ATCHLEY FAMILY SURVIVORS
                                                                    TRUST
                                                                    10700 WHEAT FIRST DR,
                                                                    GLEN ALLEN VA 23060-9243
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund                                   MLPF&S FOR THE SOLE BENEFIT            66,209.286        5.48%
Class B shares                                                      OF ITS CUSTOMERS SEC #97GD2
                                                                    ATTN FUND ADMINISTRATION
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund                                   MLPF&S FOR THE SOLE BENEFIT           112,523.886       20.21%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97MF7
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    RBC DAIN RAUSCHER FBO                  31,108.974        5.59%
                                                                    BOB B BUNDY & JEAN BUNDY,TTEES
                                                                    BOB B BUNDY & JEAN BUNDY REV T
                                                                    U/A DTD 10/06/1993
                                                                    47489 TANGIER DR,
                                                                    PALM DESERT CALIFORNIA 92260-58313
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund                        NFSC FEBO # STL-692921                   272,325.810       12.03%
Class A shares                                                   MARGARET R PETERSON TTEE
                                                                 SURVIVORS TR UNDER THE PETERSON
                                                                 FAM TR, U/A 8/2/88
                                                                 539 E WALNUT,
                                                                 BURBANK CALIFORNIA 91501-1723
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 MLPF&S FOR THE SOLE BENEFIT              173,214.897        7.65%
                                                                 OF ITS CUSTOMERS
                                                                 ATTN FUND ADMIN SEC # 97AL7
                                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                                 JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 JOHN F HANLEY                            123,843.611        5.47%
                                                                 AND HELEN M HANLEY TTEES
                                                                 JOHN F HANLEY FAMILY TRUST
                                                                 U/A DTD 2/17/93
                                                                 9799 EL DURANGO CIRCLE,
                                                                 FOUNTAIN VALLEY CALIFORNIA 92708-3512
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund                        MLPF&S FOR THE SOLE BENEFIT               87,016.906       14.63%
Class B shares                                                   OF ITS CUSTOMERS
                                                                 ATTN FUND ADMINISTRATION SEC #97DT0
                                                                 4800 DEER LAKE DR E 2RD FLOOR
                                                                 JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WELLS FARGO INVESTMENTS LLC               41,520.996        6.98%
                                                                 ACCOUNT 3351-5187
                                                                 608 2ND AVE S FL 8
                                                                 MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund                        MLPF&S FOR THE SOLE BENEFIT               24,243.373       19.36%
Class C shares                                                   OF ITS CUSTOMERS
                                                                 ATTN FUND ADMIN-SEC #97MF8
                                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                                 JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WELLS FARGO INVESTMENTS LLC               14,569.281       11.63%
                                                                 ACCOUNT 8039-6103
                                                                 608 2ND AVE S FL 8
                                                                 MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CITIGROUP GLOBAL MARKETS INC.              9,541.985        7.62%
                                                                 00157404672
                                                                 333 WEST 34TH STREET - 3RD FLOOR
                                                                 NEW YORK NY 10001-2402
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WELLS FARGO INVESTMENTS LLC                7,667.724        6.12%
                                                                 ACCOUNT 2017-5823
                                                                 608 2ND AVE S FL 8
                                                                 MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WELLS FARGO INVESTMENTS LLC                7,272.953        5.81%
                                                                 ACCOUNT 2073-5270
                                                                 608 2ND AVE S FL 8
                                                                 MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund                                  MLPF&S FOR THE SOLE BENEFIT               63,987.032        5.89%
Class B shares                                                   OF ITS CUSTOMERS SEC #97GC7
                                                                 ATTN FUND ADMINISTRATION
                                                                 4800 DEER LAKE DR E 2ND FLOOR
                                                                 JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WELLS FARGO INVESTMENTS LLC               55,268.784        5.08%
                                                                 ACCOUNT 5286-9216
                                                                 608 2ND AVE S FL 8
                                                                 MINNEAPOLIS MN 55402-1916
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund                                        MLPF & S FOR THE SOLE BENEFIT      118,540.411       14.25%
Class C shares                                                         OF ITS CUSTOMERS
                                                                       ATTN FUND ADMIN-SEC #97EA6
                                                                       4800 DEER LAKE DR E 2ND FLOOR
                                                                       JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                                         A G EDWARDS & SONS INC FBO         118,692.358       12.38%
Class A shares                                                         ROBIN MELVA ANDERSON
                                                                       ACCOUNT 0085-005146
                                                                       1 N JEFFERSON AVE
                                                                       SAINT LOUIS MO 63103-2205
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       EDWARD D JONES & CO FAO             52,927.995        5.52%
                                                                       JOHN P THIMMESH &
                                                                       PATTI THIMMESH TRUSTEES
                                                                       EDJ #894-09134-1-4
                                                                       PO BOX 2500,
                                                                       MARYLAND HTS MO 63043-8500
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                                         UBS FINANCIAL SERVICES INC. FBO     47,856.256       16.13%
Class B shares                                                         JUDITH GOLDSMITH 2000
                                                                       IRREVOCABLE TRUST DTD 12/27/00
                                                                       JOYCE PERNIN TRUSTEE
                                                                       5781 BRIDLEWAY CIRCLE,
                                                                       BOCA RATON FL 33496-3211
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       MLPF&S FOR THE SOLE BENEFIT         43,643.289       14.71%
                                                                       OF ITS CUSTOMERS SEC #97GC2
                                                                       ATTN FUND ADMINISTRATION
                                                                       4800 DEER LAKE DR E 2ND FLOOR
                                                                       JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       ATTN MUTUAL FUNDS                   20,519.416        6.92%
                                                                       FISERV SECURITIES INC
                                                                       FAO 14048823
                                                                       ONE COMMERCE SQUARE
                                                                       2005 MARKET STREET SUITE 1200,
                                                                       PHILADELPHIA PA 19103-7008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       FIRST CLEARING, LLC                 16,970.333        5.72%
                                                                       A/C 1084-0401
                                                                       BARBARA ANN ALLARD REV TR
                                                                       BARBARA ANN ALLARD TTEE UA
                                                                       20 N CREEK LN
                                                                       SARASOTA FL 34236
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund                                         MLPF&S FOR THE SOLE BENEFIT         32,319.204       16.27%
Class C shares                                                         OF ITS CUSTOMERS
                                                                       ATTN FUND ADMINISTRATION
                                                                       SEC #97016
                                                                       4800 DEER LAKE DR E 2ND FLOOR
                                                                       JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       RAYMOND JAMES & ASSOC INC           26,235.716       13.21%
                                                                       FBO PARMER FW&A
                                                                       BIN# 50100337
                                                                       880 CARILLON PKWY
                                                                       ST PETERSBURG FL 33716-1100
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       PERSHING LLC                        21,343.696       10.75%
                                                                       PO BOX 2052
                                                                       JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       PERSHING LLC                        19,320.292        9.73%
                                                                       PO BOX 2052
                                                                       JERSEY CITY NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MARY J MANNS                            11,107.267        5.59%
                                                                   2628 NANTUCKET LN
                                                                   TALLAHASSEE FL 32309-2246
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MARJORIE NEHLSEN TTEE                   10,050.251        5.06%
                                                                   MARJORIE NEHLSEN TRUST
                                                                   UA DTD 02/02/1995
                                                                   12667 SW SUZY AVE
                                                                   LAKE SUZY FL 34269-9370
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund                             MLPF& S FOR THE SOLE BENEFIT           523,028.038        6.71%
Class A shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SECURITY #970G2
                                                                   4800 DEER LAKE DR E 2ND FLOOR,
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund                             MLPF&S FOR THE SOLE BENEFIT             60,932.349       14.13%
Class B shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION SEC #97DT2
                                                                   4800 DEER LAKE DR E 2RD FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NFSC FEBO # CWG-007790                  22,461.815        5.21%
                                                                   HELEN STURMAN TRUSTEE
                                                                   HELEN A STURMAN REVOCABLE TRUST
                                                                   AGREEME UA 6/14/91
                                                                   8 NORMANDY A,
                                                                   DELRAY BEACH FL 33484-4730
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund                             MLPF & S FOR THE SOLE BENEFIT           42,968.280       57.13%
Class C shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN-SEC #97MG0
                                                                   4800 DEER LAKE DR E 2RD FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   A G EDWARDS & SONS INC FBO              16,107.014       21.41%
                                                                   MIRENA LANDERS TRUSTEE
                                                                   J ROBERT LANDERS
                                                                   ACCOUNT 0317-289049
                                                                   1 N JEFFERSON AVE,
                                                                   SAINT LOUIS MO 63103-2205
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   SHAW RUBIN FAMILY                        8,321.982       11.06%
                                                                   PARTNERSHIP LLLP
                                                                   600 THREE ISLAND BLVD APT 2108
                                                                   HALLANDALE BEACH FL 33009-2888
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   UBS FINANCIAL SERVICES INC. FBO          4,948.641        6.58%
                                                                   ROSALIE MERGAMAN
                                                                   3600 CONSHOHOCKEN AVE APT 205
                                                                   PHILADELPHIA PA 19131-5303
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                                       MLPF&S FOR THE SOLE BENEFIT            299,854.430        6.01%
Class A shares                                                     OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN SEC #97CU2
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                                       MLPF&S FOR THE SOLE BENEFIT            112,590.741       10.87%
Class B shares                                                     OF ITS CUSTOMERS 97GP1
                                                                   ATTN FUND ADMINISTRATION
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   DEAN WITTER FOR THE BENEFIT OF          57,681.048        5.57%
                                                                   KENNETH SCHWARZE &
                                                                   PO BOX 250 CHURCH STREET STATION
                                                                   NEW YORK NY 10008-0250
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                    NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                                        MLPF&S FOR THE SOLE BENEFIT           172,182.487       13.16%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN-SEC #97MG3
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund                                      NFSC FEBO # 0NN-130524                 35,797.170        6.22%
Class B shares                                                      CLEM LYONS
                                                                    126 VILLITA ST
                                                                    SAN ANTONIO TX 78205-2735
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund                                      NFSC FEBO # L2H-007960                 49,659.108       24.97%
Class C shares                                                      SUE DELL THOMAN
                                                                    4020 RITAMARIE DR
                                                                    COLUMBUS OH 43220-4927
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MLPF&S FOR THE SOLE BENEFIT OF ITS     31,639.826       15.91%
                                                                    CUSTOMERS SEC #97H08
                                                                    ATTENTION: FUND ADMINISTRATION
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    JANNEY MONTGOMERY SCOTT LLC            22,266.227       11.20%
                                                                    ACCOUNT 7268-3586
                                                                    VICTORIA SANGER
                                                                    1801 MARKET ST
                                                                    PHILADELPHIA PA 19103-1628
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund                                    MLPF&S FOR THE SOLE BENEFIT           131,181.786       11.47%
Class B shares                                                      OF ITS CUSTOMERS SEC #97GD0
                                                                    ATTN FUND ADMINISTRATION
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund                                    MLPF&S FOR THE SOLE BENEFIT           125,808.763       14.05%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINI-SEC #97EA3
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Insured Fund                            MLPF&S FOR THE SOLE BENEFIT            64,146.210        5.03%
Class B shares                                                      OF ITS CUSTOMERS SEC #97GD1
                                                                    ATTN FUND ADMINISTRATION
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Insured Fund                            MLPF&S FOR THE SOLE BENEFIT            89,711.800        7.84%
Class C shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMIN-SEC #97EA4
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    U S BANCORP INVESTMENTS INC            78,461.230        6.85%
                                                                    FBO 220252661
                                                                    100 S 5TH ST STE 1400
                                                                    MINNEAPOLIS MN 55402-1217
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate                            UBS FINANCIAL SERVICES INC. FBO       285,774.648        5.32%
Fund Class A shares                                                 STEPHEN M WATSON #2
                                                                    2801 BENTON BLVD
                                                                    MINNEAPOLIS MN 55416-4326
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate                            PIPER JAFFRAY & CO.                    27,546.581        9.60%
Fund Class B shares                                                 A/C 1974-3634
                                                                    800 NICOLLET MALL
                                                                    MINNEAPOLIS MN 55402-7000
-----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------
            FUND NAME / CLASS                   NAME AND ADDRESS OF ACCOUNT        SHARE AMOUNT    PERCENTAGE
 ------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------
                                            U S BANCORP INVESTMENTS INC              25,883.122       9.02%
                                            FBO 249243521
                                            100 S 5TH ST STE 1400
                                            MINNEAPOLIS MN 55402-1217
 ------------------------------------------------------------------------------------------------------------
                                            PIPER JAFFRAY & CO.                      14,763.222       5.14%
                                            A/C 1974-3354
                                            800 NICOLLET MALL
                                            MINNEAPOLIS MN 55402-7000
 ------------------------------------------------------------------------------------------------------------
                                            WELLS FARGO INVESTMENTS LLC              14,352.720       5.00%
                                            ACCOUNT 4990-2761
                                            608 2ND AVE S FL 8
                                            MINNEAPOLIS MN 55402-1916
 ------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate    PIPER JAFFRAY & CO.                      51,359.854       7.91%
Fund Class C shares                         A/C 8690-1821
                                            800 NICOLLET MALL
                                            MINNEAPOLIS MN 55402-7000
 ------------------------------------------------------------------------------------------------------------
                                            PIPER JAFFRAY & CO.                      48,048.673       7.40%
                                            A/C 4535-1036
                                            800 NICOLLET MALL
                                            MINNEAPOLIS MN 55402-7000
 ------------------------------------------------------------------------------------------------------------
                                            PERSHING LLC                             41,440.031       6.39%
                                            P.O. BOX 2052
                                            JERSEY CITY NJ 07303-2052
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Missouri Insured Fund    SEI TRUST COMPANY                       347,411.447       8.11%
 Class A shares                             C/O CENTRAL BANK
                                            ATTN: MUTUAL FUNDS
                                            ONE FREEDOM VALLEY DRIVE
                                            OAKS PA 19456
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Missouri Insured Fund    MLPF&S FOR THE SOLE BENEFIT              28,311.976       7.07%
 Class B shares                             OF ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION SEC #97DT5
                                            4800 DEER LAKE DR E 2ND FLOOR
                                            JACKSONVILLE FL 32246-6484
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Missouri Insured Fund    U.S. BANCORP INVESTMENTS INC.^           27,930.315       6.98%
 Class B shares                             FBO 252375141
                                            100 SOUTH FIFTH STREET SUITE 1400
                                            MINNEAPOLIS MN 55402-1217
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Missouri Insured Fund    MLPF&S FOR THE SOLE BENEFIT              62,215.335      49.36%
 Class C shares                             OF ITS CUSTOMERS
                                            ATTN FUND ADMIN SEC #97MG4
                                            4800 DEER LAKE DR E 2ND FLOOR
                                            JACKSONVILLE FL 32246-6484
 ------------------------------------------------------------------------------------------------------------
                                            MARY ANN ROBINSON CONSERVATOR            15,241.640      12.09%
                                            FOR THE ESTATE OF NELSON GRUEN
                                            2818 W LAKEVIEW DR
                                            POPLAR BLUFF MO 63901-9296
 ------------------------------------------------------------------------------------------------------------
                                            LAWRENCE C FAGAN TRUSTEE                 10,845.370       8.60%
                                            LAWRENCE C FAGAN
                                            DTD 2/8/2000
                                            HC 73 BOX 2215,
                                            FAIRDEALING MO 63939-9302
 ------------------------------------------------------------------------------------------------------------
                                            DESSIE I RENARD                           8,975.248       7.12%
                                            TTEE EVERT E & DESSIE I RENARD
                                            TRUST DTD SEP 1 1995
                                            500 BEARDEN RD
                                            POPLAR BLUFF MO 63901-3108
 ------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------------------------
            FUND NAME / CLASS                   NAME AND ADDRESS OF ACCOUNT        SHARE AMOUNT    PERCENTAGE
 ------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------
                                            PERSHING LLC                              6,398.000       5.08%
                                            PO BOX 2052
                                            JERSEY CITY NJ 07303-2052
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Money Fund               PERSHING LLC                          4,203,736.220      15.56%
 Class A shares                             PO BOX 2052
                                            JERSEY CITY NJ 07303-2052
 ------------------------------------------------------------------------------------------------------------
                                            JEFFREY P CADWELL                     1,811,944.390       6.71%
                                            AND CONNIE CADWELL
                                            TEN BY ENT
                                            5321 WESTSHORE DR
                                            NEW PRT RCHY FL 34652-3039
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Money Fund               LANNY JOSEPH ROSS TTEE                  111,152.960      13.69%
 Consultant Class shares                    LEONARD ROSS & LANA JEAN ROSS
                                            IRREVOCABLE TRUST DTD 11/10/98
                                            112 REED ST
                                            MOSCOW PA 18444-9505
 ------------------------------------------------------------------------------------------------------------
                                            EDWARD J NOLAN                          107,945.630      13.29%
                                            739 HILLCREST AVE
                                            GLENSIDE PA 19038-5407
 ------------------------------------------------------------------------------------------------------------
                                            GARY A THOMAS                            77,083.020       9.49%
                                            14 CIRCLE DR
                                            CAMP HILL PA 17011-2607
 ------------------------------------------------------------------------------------------------------------
                                            NANCY RHOADES                            75,344.780       9.28%
                                            2529 COMMONS TRCE
                                            AUGUSTA GA 30909-2249
 ------------------------------------------------------------------------------------------------------------
                                            JOANNE MARRIOTT                          51,005.200       6.28%
                                            81 MEADOWVIEW LN
                                            VERNON CT 06066-2758
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free New York Fund            ROBERTA B WENDEL                        167,518.214      15.04%
 Class A shares                             143 W HAVEN RD
                                            ITHACA NY 14850-3025
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free New York Fund            MLPF&S FOR THE SOLE BENEFIT              52,022.003      17.88%
 Class B shares                             OF ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION SEC #97L92
                                            4800 DEER LAKE DR E 2ND FLOOR
                                            JACKSONVILLE FL 32246-6484
 ------------------------------------------------------------------------------------------------------------
                                            NFSC FEBO #E89-008141                    20,100.503       6.91%
                                            THELMA PERL
                                            1117 53RD ST
                                            BROOKLYN NY 11219-3440
 ------------------------------------------------------------------------------------------------------------
                                            DEAN WITTER FOR THE BENEFIT OF           15,225.435       5.23%
                                            T/U/W OF RUBY E OETKEN 9/4/99
                                            PO BOX 250 CHURCH STREET STATION
                                            NEW YORK NY 10008-0250
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free New York Fund            RAYMOND JAMES & ASSOC INC               161,731.423      75.21%
 Class C shares                             FBO ADDARIO J&S
                                            BIN #46110689
                                            880 CARILLON PKWY
                                            ST PETERSBURG FL 33716-1100
 ------------------------------------------------------------------------------------------------------------
 Delaware Tax-Free Oregon Insured Fund      MLPF&S FOR THE SOLE BENEFIT OF ITS       82,249.314      13.27%
 Class C shares                             CUSTOMERS
                                            ATTENTION: FUND ADMINISTRATION
                                            4800 DEER LAKE DRIVE EAST, 3RD FL
                                            JACKSONVILLE FL 32246-6484
 ------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    JANET P KOENNECKE                      75,537.602       12.19%
                                                                    4865 NW NESKOWIN
                                                                    PORTLAND OR 97229
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    WEDBUSH MORGAN SECURITIES              43,689.415        7.05%
                                                                    A/C 5041-0790
                                                                    1000 WILSHIRE BLVD
                                                                    LOS ANGELES CA 90017-2457
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund                                 MLPF&S FOR THE SOLE BENEFIT OF ITS    112,559.018       13.72%
Class C shares                                                      CUSTOMERS SEC #97H06
                                                                    ATTENTION: FUND ADMINISTRATION
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    NFSC FEBO #04J-763098                  67,861.207        8.27%
                                                                    GERTRUDE NICHOLSON
                                                                    2 FRANKLIN TOWN BLVD APT 1013
                                                                    PHILADELPHIA PA 19103-1224
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    DAVID N ARMS AND                       67,363.435        8.21%
                                                                    JANET E ARMS JT WROS
                                                                    2147 DEEP CREEK RD
                                                                    PERKIOMENVLLE PA 18074-9516
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    UBS FINANCIAL SERVICES INC. FBO        46,410.455        5.66%
                                                                    JOSEPH MCCORMICK CONSTRUCTION
                                                                    CO INC
                                                                    C/O OWEN J MCCORMICK
                                                                    PO BOX 176, ERIE PA 16512-0176
                                                                    ERIE PA 16512-0176
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    THE MENNONITE FOUNDATION INC           44,734.484        5.45%
                                                                    W & A ROSENBERGER CRUT 22-00673
                                                                    P O BOX 483
                                                                    GOSHEN IN 46527-0483
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund                                          MLPF&S FOR THE SOLE BENEFIT OF ITS    167,776.449        9.52%
Class B shares                                                      CUSTOMERS
                                                                    ATTENTION: FUND ADMIN SEC #97D23
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund                                          MLPF&S FOR THE SOLE BENEFIT OF ITS     93,549.214       18.75%
Class C shares                                                      CUSTOMERS SEC #97H07
                                                                    ATTENTION: FUND ADMINISTRATION
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund                             MLPF&S FOR THE SOLE BENEFIT OF ITS    904,627.621       12.08%
Class A shares                                                      CUSTOMERS
                                                                    ATTENTION: FUND ADMIN SEC #97AX3
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund                             MLPF&S FOR SOLE BENEF OF ITS CUST      93,620.243       29.05%
Class B shares                                                      ATTN FUND ADMIN-SEC #97D27
                                                                    4800 DEER LAKE DR E,2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund                             MLPF&S FOR THE SOLE BENEFIT OF ITS    980,237.442       56.80%
Class C shares                                                      CUSTOMERS SEC #97H09
                                                                    ATTENTION: FUND ADMINISTRATION
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                                                MLPF&S FOR THE SOLE BENEFIT OF ITS    9,803,360.736      21.60%
Class A shares                                                     CUSTOMERS
                                                                   ATTENTION: FUND ADMIN SEC #974N5
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                                                MLPF&S FOR THE SOLE BENEFIT OF ITS    1,268,160.599      13.46%
Class B shares                                                     CUSTOMERS SEC #97FA1
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                                                MLPF&S FOR THE SOLE BENEFIT OF ITS    3,096,711.726      33.55%
Class C shares                                                     CUSTOMERS SEC #97HY3
                                                                   ATTENTION: FUND ADMINISTRATION
                                                                   4600 DEER LAKE DRIVE EAST, 2ND FL
                                                                   JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                                                STATE STREET BANK AND TRUST CO        3,716,926.299      23.53%
Institutional Class shares                                         TTEE PACIFICORP KPLUS EE SAVING
                                                                   AND STOCK OWNERSHIP PLAN
                                                                   633 W 5TH ST FL 12
                                                                   LOS ANGELES CA 90071-2095
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   FIDELITY INVESTMENTS INSTITUTIONAL    2,674,720.221      16.93%
                                                                   OPERATIONS CO FIIOC AS AGENT
                                                                   FOR CERTAIN EMPLOYEE BENEFIT PLANS
                                                                   100 MAGELLAN WAY KW1C
                                                                   COVINGTON KY 41015-1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CITISTREET LLC                        1,867,106.464      11.82%
                                                                   C/FBO STATE OF HAWAII DEFERRED
                                                                   COMP PLAN
                                                                   235 S BERETANIA ST
                                                                   HONOLULU HI 96813-2406
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   HARRAHS ENTERTAINMENT INC             1,737,780.322      11.00%
                                                                   SAVINGS AND RETIREMENT PLAN
                                                                   DTD 2/28/2000
                                                                   105 ROSEMONT AVE
                                                                   WESTWOOD MA 02090-2318
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CHARLES SCHWAB & CO INC                 819,777.953       5.19%
                                                                   SPEC CUSTODY ACCT FOR THE EXCL
                                                                   BNFT OF CUSTS ATTN MUT FDS
                                                                   101 MONTGOMERY ST
                                                                   SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MLPF&S FOR THE SOLE BENEFIT             796,825.952       5.04%
                                                                   OF ITS CUSTOMERS
                                                                   ATTN FUND ADMIN SEC
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                                                AST TRUST COMPANY AS TTEE FBO           171,710.826      53.12%
Class R shares                                                     WINDERMERE REAL ESTATE RETIREMENT
                                                                   PLAN & TRUST FOR AGENTS
                                                                   2390 E CAMELBACK RD STE 240
                                                                   PHOENIX AZ 85016-3434
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   MLPF&S FOR THE SOLE BENEFIT              95,653.281      29.59%
                                                                   OF ITS CUSTOMERS
                                                                   ATTN FUND ADMINISTRATION
                                                                   SEC #97016
                                                                   4800 DEER LAKE DR E 2ND FLOOR
                                                                   JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AST TRUST COMPANY AS TTEE FBO          27,744.127        8.58%
                                                                    WINDERMERE 401K PLAN
                                                                    2390 E CAMELBACK RD STE 240
                                                                    PHOENIX AZ 85016-3434
-----------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund                                           MLPF&S FOR THE SOLE BENEFIT OF ITS    127,758.370       15.94%
Class C shares                                                      CUSTOMERS SEC #97JY7
                                                                    ATTENTION: FUND ADMINISTRATION
                                                                    4800 DEER LAKE DRIVE EAST, 2ND FL
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund                                           RS DMC EMPLOYEE MPP PLAN              107,705.060       45.85%
Institutional Class shares                                          DELAWARE MANAGEMENT CO
                                                                    EMPLOYEE MONEY PURCHASE PENSION
                                                                    C/O RICK SEIDEL
                                                                    1818 MARKET ST,
                                                                    PHILADELPHIA PA 19103-3638
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES TRUSTEE FBO         77,911.837       33.16%
                                                                    SCOTT SPECIALTY GASES 401(K)
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES TRUSTEE FBO         19,815.875        8.43%
                                                                    JERED INDUSTRIES 401(K)
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES TRUSTEE FBO         13,429.317        5.72%
                                                                    CLAYTON FDTN FOR RSRCH 401(K)
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware US Growth Fund                                             MLPF&S FOR THE SOLE BENEFIT            21,138.103       89.75%
Class R shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97016
                                                                    4800 DEER LAKE DR E 2ND FLOOR
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES CUSTODIAN FBO        1,877.592        7.97%
                                                                    DIW GROUP INC
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                                                 MLPF&S FOR THE SOLE BENEFIT           224,523.917       34.58%
Class A shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97016
                                                                    4800 DEER LAKE DR E 2ND FLOOR,
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    MCB TRUST SERVICES CUSTODIAN FBO       50,398.970        7.76%
                                                                    PFI LLC
                                                                    700 17TH ST STE 300
                                                                    DENVER CO 80202-3531
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    FIRST CLEARING, LLC                    44,197.093        6.81%
                                                                    A/C 4403-2822
                                                                    LYNN N HUGHES
                                                                    PO BOX 61565
                                                                    HOUSTON TX 77208-1565
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                                                 MLPF&S FOR THE SOLE BENEFIT            18,814.837       11.92%
Class B shares                                                      OF ITS CUSTOMERS
                                                                    ATTN FUND ADMINISTRATION
                                                                    SEC #97016
                                                                    4800 DEER LAKE DR E 2ND FLOOR,
                                                                    JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                                               MLPF&S FOR THE SOLE BENEFIT              165,520.750      69.09%
Class C shares                                                    OF ITS CUSTOMERS
                                                                  ATTN FUND ADMINISTRATION
                                                                  SEC 97016
                                                                  4800 DEER LAKE DR E 2ND FLOOR,
                                                                  JACKSONVILLE FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                                               LINCOLN NATIONAL LIFE INSURANCE CO     3,487,041.523      35.08%
Institutional Class shares                                        ATTN CAMMIE KLINE 6H02
                                                                  1300 S CLINTON ST
                                                                  FORT WAYNE IN 46802-3518
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN C/F                      926,625.065       9.32%
                                                                  DEL GRP FOUNDATION FD GROWTH PORT.
                                                                  ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN BANK C/F                 872,957.870       8.78%
                                                                  DEL GRP FOUNDATION FD BALANCED PORT
                                                                  ATTN: MARISOL GORDAN GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  BOST & CO                                531,482.570       5.35%
                                                                  FBO TUITION A/C INVESTMENT PROGRAM
                                                                  LPAF4180002
                                                                  C/O MUTUAL FUND OPERATION
                                                                  PO BOX 3198,
                                                                  PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHASE MANHATTAN BANK C/F                 525,754.184       5.29%
                                                                  DEL GRP FOUNDATION FD-INCOME PORT.
                                                                  ATTN: MARISOL GORDAN-GLOBAL INV SER
                                                                  3 METROTECH CENTER 8TH FLOOR
                                                                  BROOKLYN NY 11201-3800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  BOST & CO                                504,425.466       5.07%
                                                                  FBO TUITION A/C INVESTMENT PROGRAM
                                                                  LPAF4170002
                                                                  C/O MUTUAL FUND OPERATION
                                                                  PO BOX 3198,
                                                                  PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The All-Cap Growth Equity Portfolio                         BOST & CO A/C UFCF9287002              1,062,739.018      78.32%
                                                                  MUTUAL FUNDS OPERATIONS
                                                                  PO BOX 3198
                                                                  PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The All-Cap Growth Equity Portfolio                         LINCOLN NATIONAL LIFE INSURANCE CO       294,117.647      21.68%
                                                                  1300 S CLINTON ST
                                                                  FORT WAYNE IN 46802-3518
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Core Focus Fixed Income Portfolio                       BRICKLAYERS & ALLIED CRAFTWORKERS        401,809.763      63.07%
                                                                  NY LOCAL 3 (ROCHESTER CHAPTER)
                                                                  3750 MONROE AVENUE
                                                                  ROCHESTER NY 14534-1302
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DMH CORP                                 235,294.118      36.93%
                                                                  ATTN JOE HASTINGS
                                                                  2005 MARKET ST FL 9
                                                                  PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Core Plus Fixed Income Portfolio                        FROST NATIONAL BANK CUSTODIAN          1,658,624.103      42.92%
                                                                  FOR BAPTIST HEALTH SERVICES
                                                                  PO BOX 2950
                                                                  SAN ANTONIO TX 78299-2950
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DES MOINES UNIVERSITY OSTEOPATHIC        983,606.557      25.45%
                                                                  MEDICAL CENTER
                                                                  3200 GRAND AVENUE
                                                                  DES MOINES IA 50312-4198
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MAC & CO A/C WPFF5301342                 575,955.621      14.90%
                                                                  MUTUAL FUND OPERATIONS
                                                                  PO BOX 3198
                                                                  525 WILLIAM PENN PLACE
                                                                  PITTSBURGH PA 15219-1707
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PACE LOCAL 2-286                         449,835.727      11.64%
                                                                  SEVERANCE/401K PLAN
                                                                  410 N 8TH ST
                                                                  PHILADELPHIA PA 19123-3903
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  WELLS FARGO BANK NA CUST FBO             196,756.255       5.09%
                                                                  TWIN CITY HOSPITALS LPN
                                                                  #15245208
                                                                  PO BOX 1533
                                                                  MINNEAPOLIS MN 55480-1533
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Emerging Markets Portfolio                              NORTHERN TRUST CO TTEE FOR THE         7,357,708.816      15.61%
                                                                  TEACHERS RETIREMENT SYSTEM OF THE
                                                                  STATE OF ILLINOIS MASTER TRUST
                                                                  50 S LA SALLE ST
                                                                  CHICAGO IL 60675-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  INDIANA PUBLIC EMPLOYEES               5,151,555.239      10.93%
                                                                  RETIREMENT FUND
                                                                  143 W MARKET ST
                                                                  INDIANAPOLIS IN 46204-2801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  EMPLOYEES' RETIREMENT SYSTEM           5,146,372.439      10.92%
                                                                  OF RHODE ISLAND
                                                                  ATT: JOAN CAINE DEPUTY TRES.
                                                                  40 FOUNTAIN ST FL 8
                                                                  PROVIDENCE RI 02903-1800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ALAMEDA COUNTY EMPLOYEES               3,927,580.425       8.33%
                                                                  RETIREMENT ASSOCIATION
                                                                  475 14TH ST STE 1000
                                                                  OAKLAND CA 94612-1916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CHILDRENS HEALTHCARE OF ATLANTA INC    3,891,050.584       8.26%
                                                                  1584 TULLIE CIR NE
                                                                  ATLANTA GA 30329-2311
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUCLEAR ELECTRIC INSURANCE LIMITED     2,693,065.332       5.71%
                                                                  1201 MARKET ST STE 1200
                                                                  WILMINGTON DE 19801-1805
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Global Fixed Income Portfolio                           DARTMOUTH HITCHCOCK MASTER             2,052,496.353       9.49%
                                                                  INVESTMENT PROGRAM OF POOLED
                                                                  INVESTMENT ACCOUNTS
                                                                  ATTN ROBIN F MACKEY - FINANCE DEPT
                                                                  1 MEDICAL CENTER DR,
                                                                  LEBANON NH 03756-1000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  FIFTH THIRD BANK TRUSTEE FOR           1,428,756.774       6.61%
                                                                  STEELCASE INC RETIREMENT PLAN
                                                                  BALANCED
                                                                  ONE WALL ST
                                                                  12 TH FLOOR,
                                                                  NEW YORK NY 10286-0001
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STANDEX INTERNATIONAL CORPORATION       1,103,472.354       5.10%
                                                                 RETIREMENT PLANS TRUST
                                                                 6 MANOR PKWY
                                                                 SALEM NH 03079-2897
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The High-Yield Bond Portfolio                              MAC & CO LCWF 0780282                     349,778.373     100.00%
                                                                 MUTUAL FUNDS OPERATIONS
                                                                 PO BOX 3198
                                                                 PITTSBURGH PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Intermediate Fixed Income                              THE HEALTHCARE FOUNDATION OF NJ         1,396,407.002      75.79%
Portfolio                                                        70 S ORANGE AVE STE 245
                                                                 LIVINGSTON NJ 07039-4903
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 FREIGHT DRIVERS & HELPERS LOCAL 557       361,378.323      19.62%
                                                                 PENSION PLAN
                                                                 4600 POWDER MILL ROAD STE 100
                                                                 BELTSVILLE MD 20705-2647
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The International Equity Portfolio                         PATTERSON AND COMPANY                  14,222,814.551      19.26%
                                                                 MUTUAL FUNDS NC-1151
                                                                 1525 W WT HARRIS BLVD
                                                                 CHARLOTTE NC 28262-8522
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 FIRSTUNION PORTFOLIO STRATEGIES         6,398,172.040       8.66%
                                                                 OMNIBUS
                                                                 1525 W WT HARRIS BLVD
                                                                 CHARLOTTE NC 28262-8522
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 PATTERSON AND COMPANY                   4,004,846.329       5.42%
                                                                 PORTFOLIO STRATEGIES OMNIBUS
                                                                 1525 W WT HARRIS BLVD
                                                                 CHARLOTTE NC 28288-0001
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The International Fixed Income                             BROCKTON RETIREMENT BOARD               1,304,814.233      26.14%
Portfolio                                                        15 CHRISTY'S DRIVE
                                                                 BROCKTON MA 02301-1813
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRAFE & CO FAO LAKELAND HOSPITAL         932,203.390      18.68%
                                                                 MUTUAL FUND A/C 4411090502
                                                                 340 S CLEVELAND AVE
                                                                 WESTERVILLE OH 43081-8917
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 COMERICA BANK TRUSTEE                     927,418.307      18.58%
                                                                 OAKWOOD PENSION PLAN
                                                                 P. O. BOX 75000 M/C #3446
                                                                 DETROIT MI 48275-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRAFE & CO                               537,145.623      10.76%
                                                                 FAO MERCY MEM HOSP - DEL
                                                                 NON-NETWORKED A/C 4400272805
                                                                 PO BOX 160
                                                                 WESTERVILLE OH 43086-0160
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRAFE AND CO NON-NETWORKED               374,539.469       7.50%
                                                                 FBO MUNSON MEDICAL CENTER
                                                                 RET-DELAWARE A/C 4400219705
                                                                 PO BOX 160
                                                                 WESTERVILLE OH 43086-0160
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRAFE AND CO NON-NETWORKED               277,815.252       5.57%
                                                                 FBO MEMORIAL HEALTHCARE FND
                                                                 DEPREC-D A/C 4400211505
                                                                 PO BOX 160
                                                                 WESTERVILLE OH 43086-0160
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRAFE AND CO NON-NETWORKED               256,771.113       5.14%
                                                                 FBO MERCY HOSPITAL RETIREMENT
                                                                 A/C 4400213505
                                                                 PO BOX 160
                                                                 WESTERVILLE OH 43086-0160
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Labor Select International Equity                       SEIU PENSION PLAN MASTER TRUST         5,034,004.519      16.65%
Portfolio                                                         1313 L ST NW
                                                                  WASHINGTON DC 20005-4101
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DINGLE & CO                            2,223,893.210       7.36%
                                                                  C/O COMERICA BANK
                                                                  PO BOX 75000
                                                                  DETROIT MI 48275-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MARITIME ASSOCIATION ILA PENSION FD    2,049,571.412       6.78%
                                                                  11550 FUQUA ST STE 425
                                                                  HOUSTON TX 77034-4597
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Large-Cap Value Equity Portfolio                        JESUIT HIGH SCHOOL OF NEW ORLEANS        319,376.088      33.72%
                                                                  4133 BANKS ST
                                                                  NEW ORLEANS LA 70119-6883
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LASALLE NATIONAL BANK TRUSTEE            183,393.292      19.36%
                                                                  FBO METZ BAKING COMPANY
                                                                  A/C #800090.0
                                                                  PO BOX 1443
                                                                  CHICAGO IL 60690-1443
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  BOARD OF TRUSTEES OF THE MALPAS TRS      124,323.546      13.13%
                                                                  C/O ROBERT A DUFF
                                                                  911 FORDICE RD
                                                                  LEBANON IN 46052-1938
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  STATE OF GEORGIA EMPLOYEES'              117,361.926      12.39%
                                                                  DEFERRED COMPENSATION GROUP TRUST
                                                                  200 PIEDMONT AVE
                                                                  SUITE 1016 WEST
                                                                  ATLANTA GA 30334-9032
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PACE LOCAL 2-286                          78,830.061       8.32%
                                                                  SEVERANCE/401K PLAN
                                                                  410 N 8TH ST
                                                                  PHILADELPHIA PA 19123-3903
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RICHARD BLAND COLLEGE                     51,885.843       5.48%
                                                                  FOUNDATION FUND
                                                                  11301 JOHNSON ROAD
                                                                  PETERSBURG VA 23805-7100
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Mid-Cap Growth Equity Portfolio                         UA PLUMBERS AND STEAMFITTERS           3,430,738.900      66.62%
                                                                  LOCAL 22
                                                                  3900 PACKARD RD
                                                                  NIAGARA FALLS NY 14303-2236
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ROOSEVELT UNIVERSITY                     875,047.011      16.99%
                                                                  430 S MICHIGAN AVE
                                                                  CHICAGO IL 60605-1394
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CRESTAR BANK                             753,305.644      14.63%
                                                                  CUST THE COLL OF WILLIAM & MARY
                                                                  ATTN A/C #7006100-7013873
                                                                  PO BOX 105870 CTR 3144
                                                                  ATLANTA GA 30348-5870
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Real Estate Investment Trust                            SAXON AND CO                             268,915.100      13.09%
Portfolio II                                                      FBO 20-35-002-3403902
                                                                  PO BOX 7780-1888
                                                                  PHILADELPHIA PA 19182-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  WACHOVIA BANK NA                         264,767.105      12.89%
                                                                  FBO CITY OF ALLENTOWN
                                                                  1525 W WT HARRIS BLVD NC 1151
                                                                  CHARLOTTE NC 28288-0001
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  KEY BANK NA                              195,247.728       9.50%
                                                                  TTEE FBO ELKHART GENERAL HOSPITAL
                                                                  A/C 2020220-1246214
                                                                  PO BOX 94871
                                                                  CLEVELAND OH 44101-4871
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  PRINCE WILLIAM HOSPITAL                  170,515.715       8.30%
                                                                  8650 SUDLEY RD #411
                                                                  MANASSAS VA 20110-4416
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  HARRIS BANK                              162,483.732       7.91%
                                                                  C/FBO CONFEDERATED TRIBES OF
                                                                  WARM SPRINGS
                                                                  PO BOX 71940
                                                                  CHICAGO IL 60694-1940
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MAC & CO A/C MIDF52605W2                 156,338.028       7.61%
                                                                  MUTUAL FUNDS OPERATIONS
                                                                  PO BOX 3198
                                                                  525 WILLIAM PENN PLACE
                                                                  PITTSBURGH PA 15219-1707
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MEREDITH COLLEGE                         149,323.378       7.27%
                                                                  3800 HILLSBOROUGH ST
                                                                  RALEIGH NC 27607-5298
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  KEY BANK NA                              143,826.600       7.00%
                                                                  TTEE FBO ELKHART GENERAL HOSPITAL
                                                                  A/C 2020220-1235855
                                                                  PO BOX 94871
                                                                  CLEVELAND OH 44101-4871
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NORTH CENTRAL COLLEGE                    107,806.116       5.25%
                                                                  30 N BRAINARD ST
                                                                  NAPERVILLE IL 60540-4690
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Real Estate Investment Trust                            LINCOLN NATIONAL LIFE INS CO             971,066.838      71.83%
Portfolio                                                         1300 S CLINTON ST
                                                                  FORT WAYNE IN 46802-3518
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  AMERICAN STATES INSURANCE COMPANY        380,797.396      28.17%
                                                                  C/O SAFECO ASSET MANAGEMENT COMPANY
                                                                  ATTN ANGELA RULEY
                                                                  601 UNION STREET STE 2500
                                                                  SEATTLE WA 98101-4074
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Small Cap Growth II Equity                              DMH CORP                                 235,294.118     100.00%
Portfolio                                                         ATTN JOE HASTINGS
                                                                  2005 MARKET ST FL 9
                                                                  PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Small Cap Growth Equity Portfolio                       FIRST UNION PORTFOLIO STRATEGIES       1,054,291.292      13.84%
                                                                  OMNIBUS
                                                                  1525 WEST WT HARRIS BLVD
                                                                  CHARLOTTE NC 28262-8522
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NORTHERN TRUST CUST FBO EASTERN          973,820.340      12.78%
                                                                  BAND OF CHEROKEE INDIANS ENDOWMENT
                                                                  A/C 26-22792
                                                                  801 S CANAL
                                                                  CHICAGO IL 60675-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  THE UNIVERSITY OF MONTANA                832,088.838      10.92%
                                                                  FOUNDATION
                                                                  600 CORNELL AVE - BRANTLEY HALL
                                                                  PO BOX 7159
                                                                  MISSOULA MT 59807-7159
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME / CLASS                                                       NAME AND ADDRESS OF ACCOUNT       SHARE AMOUNT   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    SUNTRUST BANK                         819,672.131       10.76%
                                                                    TTEE FBO GENUINE PARTS PENSION
                                                                    A/C 11-03-125-1138550
                                                                    PO BOX 105870
                                                                    ATLANTA GA 30348-5870
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    WELLS FARGO BANK NA                   781,266.762       10.26%
                                                                    FBO ARKANSAS BEST
                                                                    A/C 14275200
                                                                    PO BOX 1533
                                                                    MINNEAPOLIS MN 55480-1533
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    NORTHERN TRUST CUST FBO EASTERN       622,603.921        8.17%
                                                                    BAND OF CHEROKEE INDIANS MINORS &
                                                                    INCOMPETENCE FUND A/C 26-22787
                                                                    801 S CANAL
                                                                    CHICAGO IL 60675-0001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    WELLS FARGO BANK NA                   450,292.436        5.91%
                                                                    FBO HAZELDEN INVESTMENT
                                                                    MUTUAL FUND A/C #12587305
                                                                    PO BOX 1533
                                                                    MINNEAPOLIS MN 55480-1533
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    STRAFE AND CO                         396,214.001        5.20%
                                                                    FBO TD WILLIAMSON
                                                                    DELAWARE BIN #7000527701
                                                                    PO BOX 160
                                                                    WESTERVILLE OH 43086-0160
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PATTERSON AND COMPANY                 386,892.743        5.08%
                                                                    MUTUAL FUNDS NC-1151
                                                                    1525 W WT HARRIS BLVD
                                                                    CHARLOTTE NC 28262-8522
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Small-Cap Value Equity Portfolio                          LINCOLN NATIONAL LIFE INSURANCE CO    297,616.841      100.00%
                                                                    1300 S CLINTON ST
                                                                    FORT WAYNE IN 46802-3518
-----------------------------------------------------------------------------------------------------------------------------------
DPT - The Smid Cap Growth Equity Portfolio                          DMH CORP                              235,294.118      100.00%
                                                                    ATTN JOE HASTINGS
                                                                    2005 MARKET ST FL 9
                                                                    PHILADELPHIA PA 19103-7042
-----------------------------------------------------------------------------------------------------------------------------------

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS


  Below is a brief overview of the proposals to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call Delaware Investments at 1-800-523-1918.

  We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on the following proposals:

     1.   To elect a Board of Trustees;

     2.   To approve the use of a "Manager of Managers" structure; and

     3. To approve a Plan of Redomestication -- applies only to the Delaware Tax-Free Florida Insured Fund, the Delaware Tax-Free Missouri Insured Fund and the Delaware Tax-Free Oregon Insured Fund.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

WHAT ROLE DOES THE BOARD PLAY?

  The Trustees serve as the Funds' shareholders' representatives. Members of the Boards of Trustees (the "Board" or the "Boards") are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review each Fund's performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Funds.

WHAT IS THE SIZE OF EACH BOARD AND WHAT DOES IT DO?

  Except for Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, and Voyageur Tax-Free Funds (collectively, the "Voyageur Funds"), the Board of each Trust consists of eight individuals. The Board for each of the Voyageur Funds currently consists of six individuals. Each Board's purpose is to ensure that the shareholders' best interests are protected in the operation of each Fund.

WHAT IS THE AFFILIATION OF THE BOARD AND DELAWARE INVESTMENTS?

  Except for the Voyageur Funds, each Board has seven "non-interested" Trustees and one "interested" Trustee. Each Board for the Voyageur Funds has six "non-interested" Trustees and no "interested" Trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with various entities under common control with Delaware Investments. For all of the Trusts, there are nine nominees, including one nominee who would be deemed to be an "interested" Trustee. Of the remaining eight nominees, four of those persons current serve as "non-interested" Trustees on the Boards of the Voyageur Funds and five of those persons currently serve as "non-interested" Trustees on the Boards of the remaining Trusts.

ARE BOARD MEMBERS PAID?

  "Interested" Trustees are compensated by Delaware Investments and do not receive any compensation from the Funds. Non-interested Trustees have no affiliation with Delaware Investments and are compensated by each individual Fund. Each non-interested Trustee receives a fee for his or her service on the Board and, if applicable, for his or her service on a committee of the Board. You can find the compensation table, which details these fees, in the Proxy Statement.

PROPOSAL 2: TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE

WHAT IS THE "MANAGER OF MANAGERS" STRUCTURE?

  Subject to receiving the necessary regulatory approvals, the proposed "manager of managers" structure would permit Delaware Management Company ("DMC"), as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (as is currently required).

WHY AM I BEING ASKED TO VOTE ON THE "MANAGER OF MANAGERS" STRUCTURE AT THIS
TIME?

  The employment of the "manager of managers" structure is contingent upon either (i) exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a "manager of managers" structure. In either case, a Fund must obtain shareholder approval before it may implement the manager of managers structure. Because a meeting of shareholders is needed to elect Trustees and to vote on other matters, the Boards determined to seek shareholder approval of the "manager of managers" structure at the shareholders' meeting to avoid additional meeting and proxy solicitation costs in the future.

IF IT IS IMPLEMENTED, HOW WILL SHAREHOLDERS BENEFIT FROM THE "MANAGER OF MANAGERS" STRUCTURE?

  The "manager of managers" structure is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. In particular, the Boards believe that the employment of the "manager of managers" structure will: (1) enable the Boards to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders.

PROPOSAL 3: TO APPROVE A PLAN OF REDOMESTICATION (APPLIES ONLY TO THE DELAWARE
            TAX-FREE FLORIDA INSURED FUND, DELAWARE TAX-FREE MISSOURI INSURED FUND AND THE DELAWARE TAX-FREE OREGON INSURED FUND)

WHAT REDOMESTICATION IS THE BOARD PROPOSING?

  This proposed change calls for the reorganization of Voyageur Investment Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to as the "Redomestication," and more information can be found in the Proxy Statement.

WHY IS THE BOARD OF VOYAGEUR INVESTMENT TRUST RECOMMENDING APPROVAL OF THE REDOMESTICATION?

  With the exception of Voyageur Investment Trust, all of the registered, open-end management investment companies within the Delaware Investments Family of Funds are Delaware statutory trusts. The lack of uniformity among the laws applicable to the mutual funds within the Delaware Investments Family of Funds poses administrative complications and costs that can be eliminated through the Redomestication.

  In addition, Delaware statutory trusts provide somewhat greater flexibility to respond quickly to changes in market or regulatory conditions. This enhanced flexibility had caused a number of major fund complexes, including the Delaware Investments Family of Funds, to adopt this form of organization in recent years. Accordingly, the Board of Voyageur Investment Trust believes that it is in the best interests of the shareholders to approve the Redomestication.

HOW WILL THE REDOMESTICATION CHANGE A SHAREHOLDER'S INVESTMENT IN A SERIES OF VOYAGEUR INVESTMENT TRUST?

  The series of Voyageur Investment Trust and the corresponding series of the newly formed Delaware statutory trust have the same investment goals, policies and restrictions. For all practical purposes, a shareholder's investment in Voyageur Investment Trust would not change as a result of the Redomestication.

                    COMMON QUESTIONS AND GENERAL INFORMATION

HAVE THE BOARDS OF TRUSTEES APPROVED EACH PROPOSAL?

  Yes. The Boards of Trustees have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

  As a shareholder, you are entitled be entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you own on the record date. The record date is December 10, 2004.

HOW DO I VOTE MY SHARES?

   You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.delawareinvestments.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, at 877-288-8312 (toll free).

HOW DO I SIGN THE PROXY CARD?

Individual Accounts:         Shareholders should sign exactly as their
                             names appear on the account registration shown on the card.

Joint Accounts:              Either owner may sign, but the name of the person
                             signing should conform exactly to a name shown on the registration.

All Other Accounts:          The person signing must indicate his or her
                             capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, "Ann B. Collins, Trustee."

HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?

  You should read the Proxy Statement that provides details regarding the Proposals. If you have any questions, please call Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, at 877-288-8312 (toll free).

















                                                                           J9940
                                                         PX-QA-ALL [-] IVES 1/05



       +------------------------------------+  +-----------------------------------+  +-----------------------------------+
       |TO VOTE BY TELEPHONE                |  |TO VOTE BY INTERNET                |  |TO VOTE BY MAIL                    |
       |1) Read the Proxy Statement and     |  |1) Read the Proxy Statement and    |  |1) Read the Proxy Statement.       |
       |   have the proxy card on reverse   |  |   have the proxy card on reverse  |  |2) Check the appropriate box on    |
       |   at hand.                         |  |   at hand.                        |  |   the reverse side.               |
       |2) Call 1-800-690-6903.             |  |2) Go to www.proxyweb.com          |  |3) Sign, date and return the proxy |
       |3) Follow the recorded instructions.|  |3) Follow the on-line instructions.|  |   card in the envelope provided.  |
       +------------------------------------+  +-----------------------------------+  +-----------------------------------+
                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.
                                                                         ------


                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.




+----------------------------+
| 999   999   999   999   99 |  <--
+----------------------------+



FUND NAME PRINTS HERE (THE "FUND")                                                  JOINT MEETING OF SHAREHOLDERS - MARCH 15, 2005
REGISTRANT NAME PRINTS HERE (THE "TRUST")                                                          PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and
Michael P. Bishof or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, a series of the
Trust, as indicated above, that the undersigned is entitled to vote at a Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on March 15, 2005
at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Joint Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                                  [Graphic Omitted]    PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                                                               IN ENCLOSED ENVELOPE

                                                                                       Date: ______________________

                                                                       +---------------------------------------------------------+
                                                                       |                                                         |
                                                                       |                                                         |
                                                                       |                                                         |
                                                                       +---------------------------------------------------------+
                                                                       Signature(s) (Title(s), if applicable) (Please sign in box)

                                                                       NOTE: Please sign exactly as your name appears on this
                                                                       proxy card. When signing in a fiduciary capacity, such as
                                                                       executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies
                                                                       should be signed by an authorized person indicating the
                                                                       person's title.

[Graphic Omitted]                                                              [Graphic Omitted]             Del all funds - DH - R




Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with the views of management.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                           [Graphic Omitted]  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [Graphic
                                              PLEASE DO NOT USE FINE POINT PENS. [X]                                     Omitted]

                                                                                                    FOR ALL        WITHHOLD
                                                                                                    NOMINEES     AUTHORITY TO
                                                                                                 LISTED (EXCEPT  VOTE FOR ALL
                                                                                                  AS MARKED TO     NOMINEES.
                                                                                                THE CONTRARY AT
                                                                                                      LEFT).
1. To elect the 9 nominees specified as Trustees:
   (01) Thomas L. Bennett, (02) Jude T. Driscoll, (03) John A. Fry, (04) Anthony D. Knerr,             [ ]            [ ]
   (05) Lucinda S. Landreth, (06) Ann R. Leven, (07) Thomas F. Madison, (08) Janet L. Yeomans,
   (09) J. Richard Zecher

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)
   OR NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)


   ---------------------------------------------------------------------------------------------
                                                                                                       FOR      AGAINST    ABSTAIN
2. To approve the use of a "manager of managers" structure whereby the investment manager of the       [ ]        [ ]        [ ]
   funds of the Trust will be able to hire and replace subadvisers without shareholder approval.


                                            PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                                                                       [Graphic
 [Graphic Omitted]                                                                             Del all funds - DH       Omitted]






       +------------------------------------+  +-----------------------------------+  +-----------------------------------+
       |TO VOTE BY TELEPHONE                |  |TO VOTE BY INTERNET                |  |TO VOTE BY MAIL                    |
       |1) Read the Proxy Statement and     |  |1) Read the Proxy Statement and    |  |1) Read the Proxy Statement.       |
       |   have the proxy card on reverse   |  |   have the proxy card on reverse  |  |2) Check the appropriate box on    |
       |   at hand.                         |  |   at hand.                        |  |   the reverse side.               |
       |2) Call 1-800-690-6903.             |  |2) Go to www.proxyweb.com          |  |3) Sign, date and return the proxy |
       |3) Follow the recorded instructions.|  |3) Follow the on-line instructions.|  |   card in the envelope provided.  |
       +------------------------------------+  +-----------------------------------+  +-----------------------------------+
                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.



                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.




+----------------------------+
| 999   999   999   999   99 |  <--
+----------------------------+



FUND NAME PRINTS HERE (THE "FUND")                                                  JOINT MEETING OF SHAREHOLDERS - MARCH 15, 2005
REGISTRANT NAME PRINTS HERE (THE "TRUST")                                                          PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and
Michael P. Bishof or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, a series of the
Trust, as indicated above, that the undersigned is entitled to vote at a Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on March 15, 2005
at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Joint Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                                  [Graphic Omitted]    PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                                                               IN ENCLOSED ENVELOPE

                                                                                       Date: ______________________

                                                                       +---------------------------------------------------------+
                                                                       |                                                         |
                                                                       |                                                         |
                                                                       |                                                         |
                                                                       +---------------------------------------------------------+
                                                                       Signature(s) (Title(s), if applicable) (Please sign in box)

                                                                       NOTE: Please sign exactly as your name appears on this
                                                                       proxy card. When signing in a fiduciary capacity, such as
                                                                       executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies
                                                                       should be signed by an authorized person indicating the
                                                                       person's title.

[Graphic Omitted]                                                              [Graphic Omitted]             Del tax free - DH - R









Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with the views of management.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                           [Graphic Omitted]  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [Graphic
                                              PLEASE DO NOT USE FINE POINT PENS. [X]                                     Omitted]

                                                                                                    FOR ALL        WITHHOLD
                                                                                                    NOMINEES     AUTHORITY TO
                                                                                                 LISTED (EXCEPT  VOTE FOR ALL
                                                                                                  AS MARKED TO     NOMINEES.
                                                                                                THE CONTRARY AT
                                                                                                      LEFT).
1. To elect the 9 nominees specified as Trustees:
   (01) Thomas L. Bennett, (02) Jude T. Driscoll, (03) John A. Fry, (04) Anthony D. Knerr,             [ ]            [ ]
   (05) Lucinda S. Landreth, (06) Ann R. Leven, (07) Thomas F. Madison, (08) Janet L. Yeomans,
   (09) J. Richard Zecher

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)
   OR NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)


   ---------------------------------------------------------------------------------------------
                                                                                                       FOR      AGAINST    ABSTAIN
2. To approve the use of a "manager of managers" structure whereby the investment manager of the       [ ]        [ ]        [ ]
   funds of the Trust will be able to hire and replace subadvisers without shareholder approval.

3. To approve an Agreement and Plan of Redomestication of the Trust from a Massachusetts business      [ ]        [ ]        [ ]
   trust to a Delaware statutory trust.

                                            PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                                                                       [Graphic
 [Graphic Omitted]                                                                             Del tax free - DH - R    Omitted]

